RYDEX|SGI SERIES FUNDS
                                                       H-CLASS SHARES PROSPECTUS
                                                                     MAY 1, 2010

                                                                    ALTERNATIVES
                                    Long/Short Commodities Strategy Fund (RYLFX)
                                           Managed Futures Strategy Fund (RYMFX)
                                             Multi-Hedge Strategies Fund (RYMSX)

                                                                       SPECIALTY
                                               Commodities Strategy Fund (RYMBX)


                                (RYDEX|SGI LOGO)
                         SECURITY GLOBAL INVESTORS(SM)


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


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                                       ii


TABLE OF CONTENTS

FUND SUMMARIES


(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, INVESTMENT ADVISER, PORTFOLIO MANAGERS, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)


ALTERNATIVE FUNDS
LONG/SHORT COMMODITIES STRATEGY FUND ......................................    1
MANAGED FUTURES STRATEGY FUND .............................................    5
MULTI-HEDGE STRATEGIES FUND ...............................................   10

SPECIALTY FUNDS

COMMODITIES STRATEGY FUND .................................................   15
PURCHASE AND SALE OF FUND SHARES ..........................................   19
TAX INFORMATION ...........................................................   19
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES .............   19
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ............................   20
FUND BENCHMARKS ...........................................................   30
MANAGEMENT OF THE FUNDS ...................................................   32
SHAREHOLDER INFORMATION ...................................................   34
BUYING, SELLING AND EXCHANGING FUND SHARES ................................   35
BUYING FUND SHARES ........................................................   36
SELLING FUND SHARES .......................................................   39
EXCHANGING FUND SHARES ....................................................   40
ACCOUNT POLICIES ..........................................................   41
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   44
DIVIDENDS AND DISTRIBUTIONS ...............................................   45

ADDITIONAL TAX INFORMATION ................................................   45

FINANCIAL HIGHLIGHTS ......................................................   48
INDEX PUBLISHERS INFORMATION ..............................................   49
ADDITIONAL INFORMATION ....................................................   51

                                  PROSPECTUS 1


LONG/SHORT COMMODITIES STRATEGY FUND


INVESTMENT OBJECTIVE - The Long/Short Commodities Strategy Fund seeks to provide investment results that match the performance of a specific benchmark that measures trends in the commodity futures markets on a daily basis. The Fund's current benchmark is the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the "underlying index" or the "C-IGAR Sigma").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE
   VALUE OF YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                                 1.01%
Distribution or Shareholder Service (12b-1) Fees                           0.25%
Other Expenses                                                             0.69%
   Other Expenses of the Fund                                              0.68%
   Other Expenses of the Subsidiary                                        0.01%
Total Annual Fund Operating Expenses                                       1.95%
Fee Waiver*                                                                0.11%
                                                                           ----
Total Annual Fund Operating Expenses After Fee Waiver                      1.84%
                                                                           ====

* PADCO Advisors, Inc., which operates under the name Rydex Investments (the "Advisor"), has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $187      $579     $995      $2,159

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Long/Short Commodities Strategy Fund will invest substantially all of its net assets in futures contracts and commodity-linked instruments whose performance is expected to correspond to that of the underlying index ("synthetic positions"). The underlying index is a quantitative rules-based momentum strategy, which examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in a limited number of commodity constituents. The commodity constituents are drawn from a limited investment universe of 14 components of the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial mar-kets. To the extent the Fund's underlying index is concentrated in a particular commodity component the Fund will necessarily be concentrated in that commodity component. The Fund does not seek exposure beyond the exposure provided by the underlying index. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the underlying index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.

The Fund will seek to gain exposure to the underlying index by investing in commodity-linked instruments, including structured notes and swap agreements, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), other pooled investment vehicles that provide exposure to the commodities markets and in commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the underlying index. On certain occasions, the Fund may employ leveraging techniques to match the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Long/Short Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


EXCHANGE-TRADED NOTES ("ETNS") RISK - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

                                  PROSPECTUS 3

FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INDUSTRY CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The Long/Short Commodities Strategy Fund commenced operations on June 25, 2009 and, therefore, does not have a performance history for a full calendar year.

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

                                  PROSPECTUS 5


MANAGED FUTURES STRATEGY FUND


INVESTMENT OBJECTIVE - The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator(R)(the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                    1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                                1.01%
Distribution or Shareholder Service (12b-1) Fees                          0.25%
Other Expenses                                                            0.84%*
   Other Expenses of the Fund                                             0.83%
   Other Expenses of the Subsidiary                                       0.01%
Total Annual Fund Operating Expenses                                      2.10%
Fee Waiver**                                                              0.11%
                                                                          ----
Total Operating Expenses After Fee Waiver                                 1.99%
                                                                          ====

*    The expenses shown are adjusted to reflect a reduced index licensing fee.

** PADCO Advisors, Inc., which operates under the name Rydex Investments (the "Advisor"), has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $202     $624      $1,073    $2,317

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, E.G., interest rates and currencies, and 50% to physical commodities, E.G., energy and metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds ("ETFs") and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.




FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, and ETFs, and structured notes that are indirectly linked to the

                                  PROSPECTUS 7


performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy or precious metals sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy or precious metals sectors. The prices of the securities of energy and precious metals sector companies also may fluctuate widely in response to such events.


INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LEVERAGING RISK - The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.



SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amend-ed, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE H-CLASS SHARES IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)


2008    2009
----   -----
8.69%  -4.25%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2008) 8.21%                (quarter ended 9/30/2008) -6.51%

                                  PROSPECTUS 9

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        Since Inception
H-CLASS SHARES                                             Past 1 Year     (3/2/2007)
--------------                                             -----------  ---------------
Return Before Taxes                                          -4.25%           3.85%
Return After Taxes on Distributions                          -4.25%           3.49%
Return After Taxes on Distributions and Sale of
   Fund Shares                                               -2.76%           3.14%
S&P Diversified Trends Indicator(R)(REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                              -5.88%           4.14%


INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.


PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

MULTI-HEDGE STRATEGIES FUND


INVESTMENT OBJECTIVE - The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                                 1.19%
Distribution or Shareholder Service (12b-1) Fees                           0.25%
Other Expenses                                                             0.93%
Other Expenses of the Fund                                                 0.01%
Short Dividend Expenses                                                    0.92%
Acquired Fund Fees and Expenses                                            0.07%
Total Annual Fund Operating Expenses                                       2.44%
Fee Waiver*                                                                0.04%
                                                                           ----
Total Annual Fund Operating Expenses After Fee Waiver                      2.40%
                                                                           ====

* PADCO Advisors, Inc., which operates under the name Rydex Investments (the "Advisor"), has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $243     $748      $1,280    $2,736

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 858% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.


PRINCIPAL INVESTMENT STRATEGIES - The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY - Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

                                  PROSPECTUS 11


FIXED INCOME STRATEGIES - Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO - Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.


The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts ("ADRs"), exchange-traded funds ("ETFs"), and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.


FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

                                  PROSPECTUS 13


PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.


THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE H-CLASS SHARES IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)


2006   2007    2008    2009
----   ----   ------   -----
6.60%  4.00%  -18.20%  -2.65%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 6/30/2008) 3.78%               (quarter ended 12/31/2008) -10.44%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                               Since Inception
H-CLASS SHARES                                                   Past 1 Year     (9/19/2005)
--------------                                                   -----------   ---------------
Return Before Taxes                                                -2.65%            -2.90%
Return After Taxes on Distributions                                -2.65%            -3.40%
Return After Taxes on Distributions and Sale of Fund Shares        -1.72%            -2.68%
HFRX Global Hedge Fund Index* (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                              13.17%             0.17%


* The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Returns reflect no deduction for fees, expenses or taxes.


INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

                                  PROSPECTUS 15


COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE - The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the S&P GSCITM Commodity Index (the "underlying index").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                                 0.77%
Distribution or Shareholder Service (12b-1) Fees                           0.25%
Other Expenses                                                             0.54%
Total Annual Fund Operating Expenses                                       1.56%
Fee Waiver*                                                                0.02%
                                                                           ----
Total Annual Fund Operating Expenses After Fee Waiver                      1.54%
                                                                           ====

* PADCO Advisors, Inc., which operates under the name Rydex Investments (the "Advisor"), has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $157      $486      $839     $1,834

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 220% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Commodities Strategy Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the S&P GSCI(TM) Commodity Index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity linked derivative instruments, which primarily consist of structured notes, swap agreements, commodity options, and futures and options on futures. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the underlying index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK - The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.




INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and

                                  PROSPECTUS 17



the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

The performance information shown below for the H-Class Shares is based on a calendar year.

                              (PERFORMANCE GRAPH)

2006   -18.11%
2007    31.59%
2008   -45.87%
2009     7.09%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 6/30/2008) 27.67%              (quarter ended 12/31/2008) -47.60%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                              Since Inception
H-CLASS SHARES                                                  Past 1 Year     (5/25/2005)
--------------                                                  -----------   ----------------
Return Before Taxes                                                 7.09%          -7.55%
Return After Taxes on Distributions                                 6.83%          -7.97%
Return After Taxes on Distributions and Sale of Fund Shares         4.60%          -6.50%
S&P GSCI(TM) Commodity Index (reflects no deduction for fees,
    expenses or taxes)                                             13.49%          -5.07%

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 19 of this Prospectus.

                                  PROSPECTUS 19

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts for accounts held through a third party (e.g., a brokerage account) are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts held DIRECTLY at Rydex|SGI are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) AND $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

To open an Individual Retirement Account ("IRA") with Rydex|SGI directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). For more information about subsequent investments via ACH please see "More Information About the Trust and the Funds: Purchase Procedures." Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any business day. You may redeem all or any portion of your Fund shares at the Funds' next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's web-site for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

This Prospectus describes the H-Class Shares of the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (each a "Fund" and collectively, the "Funds" or "Rydex|SGI" Funds).

H-Class Shares of the Funds are sold principally to clients of professional money mangers ("financial intermediaries") and to investors who take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

If the Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund meet their investment objectives, the value of each Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index or benchmark. When the value of each Fund's underlying index or benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index or benchmark.

With respect to each Fund's investment in a wholly-owned Subsidiary, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' Statement of Additional Information (the "SAI") for more information about the operation and management of each Fund's Subsidiary.

INVESTMENT STRATEGIES


LONG/SHORT COMMODITIES STRATEGY FUND, MANAGED FUTURES STRATEGY FUND AND COMMODITIES STRATEGY FUND.

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct a portfolio for each Fund that seeks to correlate highly with the Fund's underlying index or benchmark. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's underlying index or benchmark in order to maintain consistency and predictability.


It is expected that affiliates of JPMorgan, the publisher of the Long/Short Commodities Strategy Fund's underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

MULTI-HEDGE STRATEGIES FUND. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS


A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500(R)futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

                                  PROSPECTUS 21


     - An EQUITIES position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

     - A FIXED INCOME position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

     - A DIRECTIONAL COMMODITY trade involves investing in precious metals, livestock, grains, and other basic goods or materials.

     - A DIRECTIONAL CURRENCY trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.

     - A COVERED CALL OPTIONS position involves investing in written call options on underlying securities which a Fund already owns.

     - A LONG OPTIONS position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

     - A VOLATILITY ARBITRAGE SPREAD trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

     - A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL ILLIQUIDITY PREMIUM trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

     - A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

     - A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

     - A CONVERTIBLE ARBITRAGE SPREAD involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

     - A CURRENCY SPREAD trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.


INVESTMENT IN THE SUBSIDIARIES. Each Fund invests in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Additional Tax Information."


It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the "1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.


The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in its Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

For more information about the Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI.


INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to each Fund. Please consult the Fund Summary section for each Fund to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK - A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.


CAPITALIZATION SECURITIES RISK - The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to such securities it is subject to the risk that the predominate capitalization range represented in the portfolio may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater

                                  PROSPECTUS 23


spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - The Fund may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.


     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.


     STRUCTURED NOTE RISK - The Fund intends to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate swaps, credit default swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular pre-determined investments or instruments. The Fund will not enter into any agreement with a counter-party unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and other similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or widescale credit losses resulting from financial difficulties of borrowers affecting that economic sector.


     CREDIT DEFAULT SWAP RISK - The Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

                                  PROSPECTUS 25


DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities or other assets held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

     The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

     EXCHANGE-TRADED NOTES RISK - ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.


     FIXED INCOME RISK - The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The Fund may invest in unrated securities that the Advisor determines are comparable in quality.


     FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities or obligations of foreign companies directly, but will primarily invest in financial instruments, such as futures, structured notes, and exchange-traded investment pools, which are indirectly linked to the performance of foreign issuers or commodities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities or obligations of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers or commodities, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

     HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political, or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

                                  PROSPECTUS 27


INDUSTRY AND SECTOR CONCENTRATION RISK - Industry Concentration Risk is the risk that the Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Due to its investment strategy, the Fund may concentrate its investments in the energy and/or precious metals sectors. Energy sector and precious metals sector concentration risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector, energy sector commodities or the relatively few issuers in the mining industry and precious metals sector that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector or precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector, as well as the volatility of global prices for energy-related resources and precious metals. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. The prices of precious metals and securities of precious metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, mutual funds, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies, such as the Subsidiary, or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, are not subject to the regulatory scheme of the 1940 Act.

     EXCHANGE-TRADED FUND RISK - ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, Amex, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.


     INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for over-seeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary's portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.


     Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK - The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities or commodities underlying a financial instrument, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.





LEVERAGING RISK - The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund achieve leveraged exposure to their respective underlying index or benchmark through the use of derivative instruments. The Multi-Hedge Strategies Fund also may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Long/Short Commodities Strategy Fund's and Managed Futures Strategy Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "More Information About the Trust and the Funds: Calculating NAV."

                                  PROSPECTUS 29


MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.




SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.





TAX RISK - As noted under "Commodity-Linked Derivative Investment Risk," the Fund expects to obtain most of its exposure to the commodities markets by entering into commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income after September 30, 2006. The Fund will therefore restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income.

The Commodities Strategy Fund and the Managed Futures Strategy Fund have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund's investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

In addition, the Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The Commodities Strategy Fund and the Managed Futures Strategy Fund have also received a private letter ruling from the IRS that concludes that income from the Fund's investment in subsidiaries that are structured substantially similarly to the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. Please see "Additional Tax Information" for more information. The Advisor intends to conduct the Fund's investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index or benchmark, rounding of share prices, changes to the composition of the underlying index or benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund seek to provide investment results that match the performance of a specific benchmark and the Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. Additional information about each benchmark is set forth below.

JPMORGAN CORE COMMODITY-INVESTABLE GLOBAL ASSET ROTATOR SIGMA LONG-SHORT TOTAL RETURN INDEX ("C-IGAR SIGMA") - The C-IGAR Sigma is a quantitative rules-based momentum strategy that examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in the commodity constituents that comprise the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The C-IGAR

                                  PROSPECTUS 31


Sigma determines whether a constituent is long or short in a given month by looking at a rolling 12 month period of price trends. In addition, it looks at the consistency of those price trends to ensure that such price trends are sufficiently strong, which is done by looking at each of the one-month performances over the past 12 months, and giving more importance to the more recent months, as well as giving specific importance to the return over the most recent month. The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. Each selected constituent receives an equal weighting such that its notional exposure is 1/7 of the synthetic portfolio; provided, however that the position size may be adjusted downward based on historical volatility. In the event that some constituents do not qualify to be included in either the long or short leg in a given month, the relevant leg will not receive a weighting for that month (e.g., the underlying index could be 5/7 invested in synthetic long constituents and 3/7 invested in synthetic short constituents). The synthetic portfolio can therefore concurrently have long exposure of up to 100% of the synthetic portfolio's notional amount and short exposure of up to 100% of the synthetic portfolio's notional amount for a total gross notional exposure of 200% in the commodities markets. In other words, for every $100 invested, an investor can theoretically be long $100 of commodities exposure and short $100 of commodities exposure and therefore could have gross notional exposure of $200 to commodities. The C-IGAR Sigma is reweighted and rebalanced on a monthly basis. The C-IGAR Sigma's position sizes may be reduced from 1/7th of the portfolio in times when commodity prices are experiencing high amounts of historical volatility as measured by the trailing 21-day and 63-day periods. Positions will be scaled on each reweighting date so that historical volatility is less than 20% per annum on the trailing 21-day and 63-day periods.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR(R)("S&P DTI") - The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

S&P GSCITM COMMODITY INDEX - The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.


More detailed information about each Fund's benchmark can be found in the SAI under "Descriptions of the Benchmarks."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended December 31, 2009 at an annualized rate based on the average daily net assets of the Funds, as set forth below:


FUND                                      ADVISORY FEE
----                                      ------------
Long/Short Commodities Strategy Fund ..       0.90%
Managed Futures Strategy Fund .........       0.90%
Multi-Hedge Strategies Fund ...........       1.15%
Commodities Strategy Fund .............       0.75%


Each Fund invests in its respective Subsidiary. Each Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary's portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Subsidiary's corresponding Fund pays the Advisor for services provided to that Fund. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the Fund's Subsidiary as discussed in more detail under "Management of the Subsidiary" below.


For the Multi-Hedge Strategies Fund, the Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES


As with each Fund, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.


Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY                                       ADVISORY FEE
----------                                       ------------
Long/Short Commodities Strategy Fund CFC ......      0.90%
Managed Futures Strategy Fund CFC .............      0.90%
Multi-Hedge Strategies Fund CFC ...............      1.15%
Commodities Strategy Fund CFC .................      0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the

                                  PROSPECTUS 33


Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors, Inc. - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors, Inc. since it was founded in 1993. Mr. Byrum was named the President of PADCO Advisors, Inc. in 2004 and has served as CIO of PADCO Advisors, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R)Strategy Funds, and helped to create the Sector Funds, all of which are offered in a separate prospectus. He was named Vice President of Portfolio for PADCO Advisors, Inc. in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Investment and Specialty Funds, which include the Funds. Mr. Dellapa joined PADCO Advisors, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining PADCO Advisors, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund since its inception.

RYAN A. HARDER, CFA, Portfolio Manager- Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined PADCO Advisors, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed the Long/Short Commodities Strategy Fund since its inception and has co-managed each other Fund since March 2008.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NAV

          The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.

          Each Fund calculates its NAV by:

          -    Taking the current market value of its total assets

          -    Subtracting any liabilities

          - Dividing that amount by the total number of shares owned by shareholders

          The Funds calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


          If market prices are unavailable or a Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates NAV. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund will regularly value their investments in structured notes at fair value and other investments at market prices.


          The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

          Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

          More information about the valuation of the Funds' holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES


SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

OTHER EXPENSES - For the Commodities Strategy Fund and Long/Short Commodities Strategy Fund, "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Other Expenses" include "Other Expenses of the Subsidiary."

For the Managed Futures Strategy Fund, "Other Expenses" include index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may invest and is not reflected in "Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.

                                  PROSPECTUS 35



ACQUIRED FUND FEES AND EXPENSES - As a shareholder in certain funds (the "Acquired Funds"), each Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.


BUYING, SELLING AND EXCHANGING FUND SHARES

H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

                                                         CUT-OFF TIME
                            ------------------------------------------------------------------
                                           ALL FUNDS
METHOD                      (EXCEPT THE COMMODITIES STRATEGY FUND)   COMMODITIES STRATEGY FUND
------                      --------------------------------------   -------------------------
By Mail                                  Market Close                 3:30 P.M., Eastern Time
By Phone                                 Market Close                 3:30 P.M., Eastern Time
By Internet                              Market Close                 3:45 P.M., Eastern Time
By Financial Intermediary                Market Close*                      Market Close*

* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, as described below, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES


Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.


PURCHASE PROCEDURES


The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

                                  PROSPECTUS 37


You may buy shares and send your purchase proceeds by any of the following methods:

                                          INITIAL PURCHASE                              SUBSEQUENT PURCHASES
                            ------------------------------------------   ------------------------------------------------
                            Complete the account application that        Complete the Rydex|SGI investment slip
                            corresponds to the type of account you are   included with your quarterly statement or
                            opening.                                     send written purchase instructions that include:

                            -    MAKE SURE TO DESIGNATE THE RYDEX|SGI    -    YOUR NAME
                                 FUND(S) YOU WANT TO PURCHASE.
                                                                         -    YOUR SHAREHOLDER ACCOUNT NUMBER
                            -    MAKE SURE YOUR INVESTMENT MEETS THE
                                 ACCOUNT MINIMUM.                        -    THE RYDEX |SGI FUND(S) YOU WANT TO
                                                                              PURCHASE.
BY MAIL

IRA AND OTHER RETIREMENT                              Make your check payable to RYDEX|SGI.
ACCOUNTS REQUIRE
ADDITIONAL PAPERWORK.                 Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

                                  Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.

CALL RYDEX|SGI CLIENT                  IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
SERVICES TO REQUEST A            YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX|SGI U.S. GOVERNMENT MONEY MARKET FUND,
RETIREMENT ACCOUNT                                 WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
INVESTOR APPLICATION KIT.

                                Mail your application and check to:        Mail your written purchase instructions and
                                                                                            check to:

                                                               MAILING ADDRESSES:

                                          STANDARD DELIVERY                           OVERNIGHT DELIVERY
                                              Rydex|SGI                                   Rydex |SGI
                                          Attn: Ops. Dept.                              Attn: Ops. Dept
                                           P.O. Box 758567                             200 SW 6th Street
                                        Topeka, KS 66675-8567                        Topeka, KS 66603-3704

                                          INITIAL PURCHASE                              SUBSEQUENT PURCHASES
                            ------------------------------------------   ------------------------------------------------
                            Submit new account paperwork, and then       Be sure to designate in your wire instructions
                            call Rydex to obtain your account number.    the Rydex|SGI Fund(s) you want to purchase.

                            -    MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                 FUND(S) YOU WANT TO PURCHASE.

                            -    MAKE SURE YOUR INVESTMENT MEETS THE
                                 ACCOUNT MINIMUM.

                            To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                            MUST CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANS-
                            ACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

                            -    Account Number

BY WIRE                     -    Fund Name

Rydex|SGI Client Services   -    Amount of Wire
phone number:
800.820.0888                -    Fed Wire Reference Number (upon request)
or                          You will receive a confirmation number to verify that your purchase order has been accepted.
301.296.5406
                            IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER WILL
                            NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                            WIRE INSTRUCTIONS:
                            U.S. Bank
                            Cincinnati, OH
                            Routing Number: 0420-00013
                            For Account of: Rydex|SGI
                            Account Number: 48038-9030
                            [Your Name]
                            [Your shareholder account number]

                            IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
                            CREDITED TO THE RYDEX|SGI U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE
                            PROSPECTUS.

                                          INITIAL PURCHASE                              SUBSEQUENT PURCHASES

                             Submit new account paperwork, and then      SUBSEQUENT PURCHASES MADE VIA ACH MUST
                             call Rydex to obtain your account           BE A MINIMUM OF $20. To make a subsequent
                             number. Be sure to complete the             purchase send written purchase instructions
                             "Electronic Investing via ("ACH")"          that include:
                             section. Then, fax it to Rydex (ONLY
                             Individual, Joint and UGMA/UTMA accounts    -    YOUR NAME
BY ACH (FAX)                 may be opened by fax).
Rydex|SGI fax number:                                                    -    YOUR SHAREHOLDER ACCOUNT NUMBER
301.296.5103                 -   MAKE SURE TO INCLUDE A LETTER OF
                                 INSTRUCTION REQUESTING THAT WE PROCESS  -    THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                 YOUR PURCHASE BY ACH.
                                                                         -    ACH BANK INFORMATION (IF NOT ON RECORD)
                             -   MAKE SURE TO DESIGNATE THE RYDEX|SGI
                                 FUND(S) YOU WANT TO PURCHASE.

                             -   MAKE SURE YOUR INVESTMENT MEETS THE
                                 ACCOUNT MINIMUM.

BY ACH                                       Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)

                                  PROSPECTUS 39


CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                   STANDARD DELIVERY                  OVERNIGHT DELIVERY
            -------------------------------   ----------------------------------
                        Rydex|SGI                        Rydex|SGI
                    Attn: Ops. Dept.                 Attn: Ops. Dept.
  MAIL               P.O. Box 758567                 200 SW 6th Street
                  Topeka, KS 66675-8567            Topeka, KS 66603-3704

            301.296.5103

   FAX      If you send your redemption order by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS


Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.


All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

LOW BALANCE ACCOUNTS


To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.


EXCHANGING FUND SHARES

An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Rydex|SGI Fund for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any other Rydex|SGI Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Rydex|SGI Fund you are exchanging out of or the Rydex|SGI Fund you are exchanging into, whichever is earlier, to be processed at that Business Day~s NAV. See 'Exchanges with Other Rydex|SGI Funds' for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES


You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                                  PROSPECTUS 41


                   STANDARD DELIVERY                  OVERNIGHT DELIVERY
            -------------------------------   ----------------------------------

                        Rydex|SGI                        Rydex|SGI
                    Attn: Ops. Dept.                  Attn: Ops. Dept.
   MAIL              P.O. Box 758567                 200 SW 6th Street
                  Topeka, KS 66675-8567            Topeka, KS 66603-3704
            301.296.5101

   FAX      If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com.

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)


You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX|SGI FUNDS


On any Business Day, investors may make exchanges of H-Class Shares of the Funds for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE FUNDS, INCLUDING THE LONG/SHORT COMMODITIES STRATEGY FUND, MANAGED FUTURES STRATEGY FUND AND MULTI-HEDGE STRATEGIES FUND, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.


ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:

                                  PROSPECTUS 43


     - $15 for wire transfers of redemption proceeds under $5,000 for accounts that are not eligible for an account fee waiver. Please see "Account Fee Waivers" to determine if you are eligible for such a waiver

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.


REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Long/Short Commodities Strategy, Managed Futures Strategy and Multi-Hedge Strategies Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Funds that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Funds have been held, the Funds assume that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.


REDEMPTION FEE WAIVERS. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund each reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Funds' Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.


For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees

                                  PROSPECTUS 45

out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.


ADDITIONAL TAX INFORMATION


The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF EACH FUND


Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.


One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income after September 30, 2006. Accordingly, each Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.





Moreover, certain ETNs, ETFs, and underlying funds may not produce Qualifying Income for purposes of the 90% test described above, which must be met in order for a Fund to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments, which could cause a Fund to inadvertently fail to qualify as a regulated investment company.


The Commodities Strategy Fund and the Managed Futures Strategy Fund have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct each Fund's investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling. See "Dividends, Distributions and Taxes - Special Tax Considerations" in the SAI.


In addition, each Fund's investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Commodities Strategy Fund and the Managed Futures Strategy Fund have also received a private letter ruling from the IRS that concludes that income from the Funds' investment in subsidiaries that are structured substantially similarly to the Subsidiaries will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Advisor intends to conduct each Fund's investments in its Subsidiary in a manner consistent with the terms and conditions of the private letter ruling. See "Dividends, Distributions and Taxes
- Tax Implications of the Investment in the Subsidiary" in the SAI.

If a Fund were to fail to qualify as a regulated investment company in any year, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.


TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any long-term capital gains distributions you receive from the Funds are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

                                  PROSPECTUS 47


     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex|SGI Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of each Fund's H-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the fiscal years ended 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information for the period ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2009 Annual Reports are incorporated by reference in the SAI.


                                                    NET     NET INCREASE
                                                  REALIZED   (DECREASE)
                                                    AND        IN NET
                           NET ASSET     NET     UNREALIZED  ASSET VALUE DISTRIBUTIONS DISTRIBUTIONS
                            VALUE,   INVESTMENT    GAINS      RESULTING    FROM NET       FROM NET                 REDEMPTION
                           BEGINNING   INCOME   (LOSSES) ON    FROM       INVESTMENT     REALIZED        TOTAL        FEES
YEAR ENDED                 OF PERIOD   (LOSS)+  INVESTMENTS  OPERATIONS     INCOME         GAINS     DISTRIBUTIONS  COLLECTED
----------                 --------- ---------- ----------- ------------ ------------- ------------- ------------- ----------
LONG/SHORT COMMODITIES STRATEGY FUND H-CLASS
   DECEMBER 31, 2009*###     $25.00    $(.23)     $ (.71)      $ (.94)      $   --       $   --         $   --       $ --ss
MANAGED FUTURES STRATEGY FUND H-CLASS
   DECEMBER 31, 2009###       28.04     (.38)       (.85)       (1.23)          --           --             --         --ss
   DECEMBER 31, 2008#####     28.26     (.01)        .84          .83         (.57)        (.50)         (1.07)       .02
   MARCH 31, 2008             25.03      .58        2.63         3.21           --          (--)ss         (--)ss     .02
   MARCH 31, 2007*            25.00      .09        (.06)         .03           --           --             --         --ss
MULTI-HEDGE STRATEGIES FUND H-CLASS
   DECEMBER 31, 2009#####     19.98     (.21)        .81          .60           --           --             --         --ss
   MARCH 31, 2009             24.63     (.07)      (4.40)       (4.47)        (.12)        (.06)          (.18)        --ss
   MARCH 31, 2008             26.46      .58       (1.53)        (.95)        (.79)        (.09)          (.88)        --ss
   MARCH 31, 2007             25.53      .72         .80         1.52         (.38)        (.22)          (.60)       .01
   MARCH 31, 2006*            25.00      .29         .25          .54         (.07)          --           (.07)       .06
COMMODITIES STRATEGY FUND H-CLASS
   DECEMBER 31, 2009#####     13.26     (.14)       3.37         3.23         (.11)          --           (.11)       .01
   MARCH 31, 2009             32.66      .13      (18.93)      (18.80)        (.70)          --           (.70)       .10
   MARCH 31, 2008             23.81      .60        8.30         8.90         (.22)          --           (.22)       .17
   MARCH 31, 2007             27.29      .77       (4.28)       (3.51)          --           --             --        .03
   MARCH 31, 2006*            25.00      .61        1.68         2.29           --           --             --         --

                                                                         RATIOS TO
                                                                      AVERAGE NET ASSETS:
                                          NET             --------------------------------------
                           NET INCREASE  ASSET                                           NET               NET ASSETS,
                            (DECREASE)  VALUE,    TOTAL                               INVESTMENT PORTFOLIO    END OF
                           IN NET ASSET END OF INVESTMENT  TOTAL      NET   OPERATING   INCOME    TURNOVER PERIOD (000'S
YEAR ENDED                     VALUE    PERIOD  RETURN++  EXPENSES EXPENSES EXPENSES~   (LOSS)     RATE      OMITTED)
----------                 ------------ ------ ---------- -------- -------- --------- ---------- --------- -------------
LONG/SHORT COMMODITIES STRATEGY FUND H-CLASS
   DECEMBER 31, 2009*###      $   --    $24.06   (3.76)%  1.95%**   1.84%**   1.84%**  (1.75)%**      --     $   71,014
MANAGED FUTURES STRATEGY FUND H-CLASS
   DECEMBER 31, 2009###        (1.23)    26.81   (4.39)%  2.16%     2.05%     2.05%    (1.41)%       125%     1,468,770
   DECEMBER 31, 2008#####       (.22)    28.04    2.96%   1.77%**   1.77%**   1.75%**  (0.03)%**      74%       838,511
   MARCH 31, 2008               3.23     28.26   12.92%   1.73%     1.73%     1.70%     2.17%        154%       322,673
   MARCH 31, 2007*               .03     25.03    0.12%   1.77%**   1.77%**   1.77%**   2.19%**       20%        45,781
MULTI-HEDGE STRATEGIES FUND H-CLASS
   DECEMBER 31, 2009#####         --     20.58    3.00%   2.37%**   2.33%**   1.41%**  (1.18)%**     858%        69,351
   MARCH 31, 2009                 --     19.98  (18.17)%  2.07%     2.07%     1.41%    (0.31)%     1,578%        63,229
   MARCH 31, 2008                 --     24.63   (3.71)%  1.95%     1.95%     1.39%     2.21%        509%       141,483
   MARCH 31, 2007                 --     26.46    6.09%   1.90%     1.90%     1.40%     2.78%        298%       176,187
   MARCH 31, 2006*                --     25.53    2.40%   1.83%**   1.83%**   1.41%**   2.18%**      127%        30,796
COMMODITIES STRATEGY FUND H-CLASS
   DECEMBER 31, 2009#####         --     16.39   24.45%   1.56%**   1.37%**   1.37%**  (1.22)%**     220%        32,019
   MARCH 31, 2009                 --     13.26  (57.52)%  1.52%     1.20%     1.20%     0.43%        390%        50,622
   MARCH 31, 2008                 --     32.66   38.39%   1.51%     1.19%     1.19%     2.10%        405%       124,886
   MARCH 31, 2007                 --     23.81  (12.75)%  1.49%     1.20%     1.20%     2.99%        672%        35,062
   MARCH 31, 2006*                --     27.29    9.16%   1.57%**   1.57%**   1.57%**   2.56%**       --         29,028

*    SINCE THE COMMENCEMENT OF OPERATIONS:

     MAY 25, 2005 -- COMMODITIES STRATEGY FUND H-CLASS;

     March 2, 2007 -- Managed Futures Strategy Fund H-Class;

     JUNE 25, 2009 -- LONG/SHORT COMMODITIES STRATEGY FUND H-CLASS.

**   ANNUALIZED

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

~    OPERATING EXPENSES EXCLUDE SHORT DIVIDENDS EXPENSE.

#    THE FUND CHANGED ITS FISCAL YEAR END FROM MARCH 31 TO DECEMBER 31 IN 2008.

##   THE FUND CHANGED ITS FISCAL YEAR END FROM MARCH 31 TO DECEMBER 31 IN 2009.

###  CONSOLIDATED.

ss   LESS THAN $.01 PER SHARE.

                                  PROSPECTUS 49


INDEX PUBLISHERS INFORMATION

COMMODITIES STRATEGY FUND

STANDARD & POOR'S (THE "INDEX PUBLISHER") DOES NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKES NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE COMMODITIES STRATEGY FUND, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

     -    THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

     -    THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

     - THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

     - THE RESULTS TO BE OBTAINED BY THE COMMODITIES STRATEGY FUND, THE INVESTORS IN THE COMMODITIES STRATEGY FUND, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

     - THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHER DOES NOT:

     - RECOMMEND THAT ANY PERSON INVEST IN THE COMMODITIES STRATEGY FUND OR ANY OTHER SECURITIES;

     - HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE COMMODITIES STRATEGY FUND, INCLUDING CALCULATION OF NAV;

     - HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE COMMODITIES STRATEGY FUND;

     - CONSIDER THE NEEDS OF THE COMMODITIES STRATEGY FUND OR THE INVESTORS IN THE COMMODITIES STRATEGY FUND IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

     - WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

     - WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

MANAGED FUTURES STRATEGY FUND

THE MANAGED FUTURES STRATEGY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P") OR ALPHA FINANCIAL TECHNOLOGIES, INC. ("AFT"), THE OWNER OF THE S&P DTI. S&P AND AFT MAKE NO REPRESENTATION, CONDITION, WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE MANAGED FUTURES STRATEGY FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE MANAGED FUTURES STRATEGY FUND PARTICULARLY OR THE ABILITY OF THE S&P DTI TO PROVIDE A BASIS FOR SUPERIOR INVESTMENT PERFORMANCE. S&P'S AND AFT'S ONLY RELATIONSHIP TO LICENSEE IS THE LICENSING OF CERTAIN OF THEIR TRADEMARKS AND OF THE S&P DTI, WHICH IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO LICENSEE OR THE MANAGED FUTURES STRATEGY FUND. S&P AND AFT HAVE NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE MANAGED FUTURES STRATEGY FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P DTI. S&P AND AFT ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE MANAGED FUTURES STRATEGY FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE MANAGED FUTURES STRATEGY FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE MANAGED FUTURES STRATEGY FUND IS TO BE CONVERTED INTO CASH. S&P AND AFT HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE MANAGED FUTURES STRATEGY FUND.

S&P AND AFT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P DTI OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND AFT MAKE NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE MANAGED FUTURES STRATEGY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN. S&P AND AFT MAKE NO EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P DTI OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR AFT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

LONG/SHORT COMMODITIES STRATEGY FUND

THE JPMORGAN CORE COMMODITY-INVESTABLE GLOBAL ASSET ROTATOR LONG-SHORT SIGMA INDEX ("INDEX") WAS DEVELOPED, COMPILED, PREPARED AND ARRANGED BY J.P. MORGAN SECURITIES LTD. ("JPMORGAN") THROUGH EXPENDITURE OF SUBSTANTIAL TIME, EFFORT AND MONEY AND CONSTITUTES VALUABLE INTELLECTUAL PROPERTY AND A TRADE SECRET OF JPMORGAN AND ALL PROPRIETARY AND INTELLECTUAL PROPERTY RIGHTS OF ANY NATURE, INCLUDING PATENTS, COPYRIGHTS, TRADEMARKS AND TRADE SECRETS REGARDING THE INDEX, AND ANY AND ALL COPIES, MODIFICATIONS, ENHANCEMENTS AND DERIVATIVE WORKS THEREOF ARE OWNED BY AND WILL REMAIN THE PROPERTY OF JPMORGAN. COPYRIGHT TO THIS DOCUMENT MAY BELONG TO UNAFFILIATED THIRD PARTIES.


THE LONG/SHORT COMMODITIES STRATEGY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY JPMORGAN. JPMORGAN MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE LONG/SHORT COMMODITIES STRATEGY FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK THE INVESTMENT OPPORTUNITIES IN THE COMMODITY FUTURES AND FORWARDS MARKETS OR OTHERWISE ACHIEVE ITS OBJECTIVE. JPMORGAN HAS NO OBLIGATION TO TAKE THE NEEDS OF RYDEX INVESTMENTS OR THE OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. JPMORGAN IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE LONG/SHORT COMMODITIES STRATEGY FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE LONG/SHORT COMMODITIES STRATEGY FUND IS TO BE CONVERTED INTO CASH. JPMORGAN HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE LONG/SHORT COMMODITIES STRATEGY FUND. IT IS EXPECTED THAT AFFILIATES OF JPMORGAN, THE PUBLISHER OF THE INDEX, MAY ACT AS PRINCIPAL OR AGENT IN CONNECTION WITH SECURITIES AND OTHER FINANCIAL INSTRUMENTS IN WHICH THE LONG/SHORT COMMODITIES STRATEGY FUND MAY INVEST, INCLUDING WITHOUT LIMITATION SWAPS AND STRUCTURED NOTES.


THE INDEX IS PROVIDED "AS IS" WITH ANY AND ALL FAULTS. JPMORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY INFORMATION RELATING TO THE LONG/SHORT COMMODITIES STRATEGY FUND AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR LONG/SHORT COMMODITIES STRATEGY FUND. JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR FUND. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX AND/OR FUND, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE INDEX AND/OR THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                  PROSPECTUS 51


ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MAY 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE U.S. SECURITIES AND EXCHANGE COMMISSION MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE U.S. SECURITIES AND EXCHANGE COMMISSION PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE U.S. SECURITIES AND EXCHANGE COMMISSION AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEX-SGI.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S U.S. SECURITIES AND EXCHANGE COMMISSION REGISTRATION NUMBER IS 811-07584.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com


RALTH-1-0510x0511

                                                          RYDEX|SGI SERIES FUNDS

                                           A-CLASS AND C-CLASS SHARES PROSPECTUS

                                                                     MAY 1, 2010

                                                                    ALTERNATIVES

          Long/Short Commodities Strategy Fund (A-CLASS: RYLBX) (C-CLASS: RYLEX)

                 Managed Futures Strategy Fund (A-CLASS: RYMTX) (C-CLASS: RYMZX)

                   Multi-Hedge Strategies Fund (A-CLASS: RYMQX) (C-CLASS: RYMRX)

                                                                       SPECIALTY

                     Commodities Strategy Fund (A-CLASS: RYMEX) (C-CLASS: RYMJX)

                                                                (RYDEX|SGI LOGO)

                                                   SECURITY GLOBAL INVESTORS(SM)


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES


(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, INVESTMENT ADVISER, PORTFOLIO MANAGERS, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)


ALTERNATIVE FUNDS
   LONG/SHORT COMMODITIES STRATEGY FUND ...................................    1
   MANAGED FUTURES STRATEGY FUND ..........................................    5
   MULTI-HEDGE STRATEGIES FUND ............................................   10
SPECIALTY FUNDS
   COMMODITIES STRATEGY FUND ..............................................   16
PURCHASE AND SALE OF FUND SHARES ..........................................   21
TAX INFORMATION ...........................................................   21
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES .............   21
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ............................   22
FUND BENCHMARKS ...........................................................   32
MANAGEMENT OF THE FUNDS ...................................................   34
SHAREHOLDER INFORMATION ...................................................   36
BUYING, SELLING AND EXCHANGING FUND SHARES ................................   37
SALES CHARGES .............................................................   38
   A-CLASS SHARES .........................................................   38
   C-CLASS SHARES .........................................................   40

BUYING FUND SHARES ........................................................   40
SELLING FUND SHARES .......................................................   43
EXCHANGING FUND SHARES ....................................................   44

ACCOUNT POLICIES ..........................................................   45
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   49
DIVIDENDS AND DISTRIBUTIONS ...............................................   49

ADDITIONAL TAX INFORMATION ................................................   50

FINANCIAL HIGHLIGHTS ......................................................   52
INDEX PUBLISHERS INFORMATION ..............................................   54
ADDITIONAL INFORMATION ....................................................   56

                                  PROSPECTUS 1

LONG/SHORT COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE - The Long/Short Commodities Strategy Fund seeks to provide investment results that match the performance of a specific benchmark that measures trends in the commodity futures markets on a daily basis. The Fund's current benchmark is the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the "underlying index" or the "C-IGAR Sigma").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" on page 38 of this Prospectus and in "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" beginning on page 62 of the Fund's Statement of Additional Information ("SAI").

                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)              1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                          1.01%     1.01%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.69%     0.69%
   Other Expenses of the Fund                                       0.68%     0.68%
   Other Expenses of the Subsidiary                                 0.01%     0.01%
Total Annual Fund Operating Expenses                                1.95%     2.70%
Fee Waiver*                                                         0.11%     0.11%
                                                                    ----      ----
Total Annual Fund Operating Expenses After Fee Waiver               1.84%     2.59%
                                                                    ====      ====

* PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $653     $1,026    $1,423    $2,531
C-CLASS SHARES    $362     $  805    $1,375    $2,925

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $262      $805     $1,375    $2,925

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Long/Short Commodities Strategy Fund will invest substantially all of its net assets in futures contracts and commodity-linked instruments whose performance is expected to correspond to that of the underlying index ("synthetic positions"). The underlying index is a quantitative rules-based momentum strategy, which examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in a limited number of commodity constituents. The commodity constituents are drawn from a limited investment universe of 14 components of the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular commodity component the Fund will necessarily be concentrated in that commodity component. The Fund does not seek exposure beyond the exposure provided by the underlying index. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the underlying index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.

The Fund will seek to gain exposure to the underlying index by investing in commodity-linked instruments, including structured notes and swap agreements, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), other pooled investment vehicles that provide exposure to the commodities markets and in commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the underlying index. On certain occasions, the Fund may employ leveraging techniques to match the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Long/Short Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund,

                                  PROSPECTUS 3


this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


EXCHANGE-TRADED NOTES ("ETNS") RISK - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INDUSTRY CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The Long/Short Commodities Strategy Fund commenced operations on June 25, 2009 and, therefore, does not have a performance history for a full calendar year.

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 21 of this Prospectus.

                                  PROSPECTUS 5

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE - The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator(R)(the "benchmark" or the "S&P DTI").


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares and C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" on page 38 of this Prospectus and in "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" beginning on page 62 of the Fund's Statement of Additional Information ("SAI").

                                                                        A-CLASS   C-CLASS
                                                                        -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                   4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of
   initial purchase price or current market value, whichever is less)    None      1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                   1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                               1.01%     1.01%
Distribution and Shareholder Service (12b-1) Fees                        0.25%     1.00%
Other Expenses                                                           0.84%*    0.85%*
   Other Expenses of the Fund                                            0.83%     0.84%
   Other Expenses of the Subsidiary                                      0.01%     0.01%
Total Annual Fund Operating Expenses                                     2.10%     2.86%
Fee Waiver**                                                             0.11%     0.11%
                                                                         ----      ----
Total Operating Expenses After Fee Waiver                                1.99%     2.75%
                                                                         ====      ====

*    THE EXPENSES SHOWN ARE ADJUSTED TO REFLECT A REDUCED INDEX LICENSING FEE.

** PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $667     $1,069    $1,497    $2,682
C-CLASS SHARES    $378     $  853    $1,454    $3,080

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $278      $853     $1,454    $3,080

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds ("ETFs") and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S.

                                  PROSPECTUS 7



Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.




FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy or precious metals sectors, the Fund is subject to the risk that the securities of such issuers will under-perform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy or precious metals sectors. The prices of the securities of energy and precious metals sector companies also may fluctuate widely in response to such events.


INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LEVERAGING RISK - The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.



SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR.

                               (PERFORMANCE GRAPH)

2008    7.87%
2009   -4.96%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2008) 8.00%                (quarter ended 9/30/2008) -6.68%

                                  PROSPECTUS 9

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                    Since Inception
A-CLASS SHARES                                                        Past 1 Year      (3/2/2007)
--------------                                                        -----------   ---------------
Return Before Taxes                                                      -8.81%          2.08%
Return After Taxes on Distributions                                      -8.81%          1.72%
Return After Taxes on Distributions and Sale of Fund Shares              -5.73%          1.62%
S&P Diversified Trends Indicator(R) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                    -5.88%          4.14%

                                                                                    Since Inception
C-CLASS SHARES                                                        Past 1 Year        (3/2/2007)
--------------                                                        -----------   ---------------
Return Before Taxes                                                      -5.91%          3.08%
Return After Taxes on Distributions                                      -5.91%          2.72%
Return After Taxes on Distributions and Sale of Fund Shares              -3.84%          2.48%
S&P Diversified Trends Indicator(R) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                    -5.88%          4.14%

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 21 of this Prospectus.

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE - The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.


FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares and C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" on page 38 of this Prospectus and in "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" beginning on page 62 of the Fund's Statement of Additional Information ("SAI").
<

                                                                        A-CLASS   C-CLASS
                                                                        -------   ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                   4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of
   initial purchase price or current market value, whichever is less)    None      1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                   1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                               1.19%     1.20%
Distribution and Shareholder Service (12b-1) Fees                        0.25%     1.00%
   Other Expenses                                                        0.92%     0.94%
   Other Expenses of the Fund                                            0.00%     0.02%
Short Dividend Expenses                                                  0.92%     0.92%
Acquired Fund Fees and Expenses                                          0.07%     0.07%
Total Annual Fund Operating Expenses                                     2.43%     3.21%
Fee Waiver*                                                              0.04%     0.05%
                                                                         ----      ----
Total Annual Fund Operating Expenses After Fee Waiver                    2.39%     3.16%
                                                                         ====      ====

* PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $706     $1,185    $1,690    $3,072
C-CLASS SHARES    $419     $  974    $1,654    $3,467

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $319      $974     $1,654    $3,467

                                  PROSPECTUS 11



PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 858% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.


PRINCIPAL INVESTMENT STRATEGIES - The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY - Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

FIXED INCOME STRATEGIES - Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO - Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.


The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts ("ADRs"), exchange-traded funds ("ETFs"), and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.


FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - -The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

                                  PROSPECTUS 13


LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR.

                               (PERFORMANCE GRAPH)

2006     5.76%
2007     3.22%
2008   -18.85%
2009    -3.35%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 6/30/2008) 3.65%               (quarter ended 12/31/2008) -10.61%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                               Since Inception
A-CLASS SHARES                                                   Past 1 Year     (9/19/2005)
--------------                                                   -----------   ---------------
Return Before Taxes                                                 -7.22%          -4.01%
Return After Taxes on Distributions                                 -7.22%          -4.50%
Return After Taxes on Distributions and Sale of Fund Shares         -4.69%          -3.60%
HFRX Global Hedge Fund Index* (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                               13.17%           0.17%

                                                                               Since Inception
C-CLASS SHARES                                                   Past 1 Year     (9/19/2005)
--------------                                                   -----------   ---------------
Return Before Taxes                                                 -4.32%          -3.63%
Return After Taxes on Distributions                                 -4.32%          -4.14%
Return After Taxes on Distributions and Sale of Fund Shares         -2.81%          -3.29%
HFRX Global Hedge Fund Index* (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                               13.17%           0.17%

* THE HFRX GLOBAL HEDGE FUND INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE OVERALL COMPOSITION OF THE HEDGE FUND UNIVERSE. IT IS COMPRISED OF EIGHT STRATEGIES; CONVERTIBLE ARBITRAGE, DISTRESSED SECURITIES, EQUITY HEDGE, EQUITY MARKET NEUTRAL, EVENT DRIVEN, MACRO, MERGER ARBITRAGE, AND RELATIVE VALUE ARBITRAGE. THE STRATEGIES ARE ASSET WEIGHTED BASED ON THE DISTRIBUTION OF ASSETS IN THE HEDGE FUND INDUSTRY. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

                                  PROSPECTUS 15



PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 21 of this Prospectus.

COMMODITIES STRATEGY FUND


INVESTMENT OBJECTIVE - The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the S&P GSCITM Commodity Index (the "underlying index").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares and C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" on page 38 of this Prospectus and in "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" beginning on page 62 of the Fund's Statement of Additional Information ("SAI").


                                                                   A-CLASS   C-CLASS
                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                                    4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)       None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF
   YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                          0.77%     0.77%
Distribution and Shareholder Service (12b-1) Fees                   0.25%     1.00%
Other Expenses                                                      0.54%     0.54%
Total Annual Fund Operating Expenses                                1.56%     2.31%
Fee Waiver*                                                         0.02%     0.02%
Total Annual Fund Operating Expenses After Fee Waiver               1.54%     2.29%

* PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $624      $938     $1,275    $2,222
C-CLASS SHARES    $332      $715     $1,225    $2,626

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $232      $715     $1,225    $2,626

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 220% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

                                  PROSPECTUS 17


PRINCIPAL INVESTMENT STRATEGIES - The Commodities Strategy Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the S&P GSCITM Commodity Index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity linked derivative instruments, which primarily consist of structured notes, swap agreements, commodity options, and futures and options on futures. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the underlying index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK - The Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the

Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.



INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - -The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.


TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of

                                  PROSPECTUS 19


investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2006   -18.70%
2007    30.61%
2008   -46.29%
2009     6.30%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 6/30/2008) 27.43%              (quarter ended 12/31/2008) -47.70%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                     Since Inception
A-CLASS SHARES                                                         Past 1 Year     (5/25/2005)
--------------                                                         -----------   ---------------
Return Before Taxes                                                        1.99%          -8.52%
Return After Taxes on Distributions                                        1.75%          -8.94%
Return After Taxes on Distributions and Sale of Fund Shares                1.29%          -7.28%
S&P GSCI(TM) Commodity Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                     13.49%          -5.07%

                                                                                     Since Inception
C-CLASS SHARES                                                         Past 1 Year     (5/25/2005)
--------------                                                         -----------   ---------------
Return Before Taxes                                                        5.30%          -8.25%
Return After Taxes on Distributions                                        5.03%          -8.68%
Return After Taxes on Distributions and Sale of Fund Shares                3.44%          -7.06%
S&P GSCI(TM) Commodity Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                     13.49%          -5.07%

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 21 of this Prospectus.

                                  PROSPECTUS 21


PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds except for subsequent investments made via Automated Clearing House ("ACH"). For more information about subsequent investments via ACH please see "More Information About the Trust and the Funds: Purchase Procedures."

Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Purchases of C-Class Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of that Fund.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any business day. You may redeem all or any portion of your Fund shares at the Funds' next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

This Prospectus describes the A-Class Shares and C-Class Shares of the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (each a "Fund" and collectively, the "Funds" or "Rydex|SGI" Funds).

A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

If the Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund meet their investment objectives, the value of each Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index or benchmark. When the value of each Fund's underlying index or benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index or benchmark.

With respect to each Fund's investment in a wholly-owned Subsidiary, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' Statement of Additional Information (the "SAI") for more information about the operation and management of each Fund's Subsidiary.

INVESTMENT STRATEGIES


LONG/SHORT COMMODITIES STRATEGY FUND, MANAGED FUTURES STRATEGY FUND AND COMMODITIES STRATEGY FUND. The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct a portfolio for each Fund that seeks to correlate highly with the Fund's underlying index or benchmark. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's underlying index or benchmark in order to maintain consistency and predictability.


It is expected that affiliates of JPMorgan, the publisher of the Long/Short Commodities Strategy Fund's underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

MULTI-HEDGE STRATEGIES FUND. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS


A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500(R)futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:


     - An EQUITIES position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

                                  PROSPECTUS 23


     - A FIXED INCOME position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

     - A DIRECTIONAL COMMODITY trade involves investing in precious metals, livestock, grains, and other basic goods or materials.


     - A DIRECTIONAL CURRENCY trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.


     - A COVERED CALL OPTIONS position involves investing in written call options on underlying securities which a Fund already owns.

     - A LONG OPTIONS position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

     - A VOLATILITY ARBITRAGE SPREAD trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

     - A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL ILLIQUIDITY PREMIUM trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

     - A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure

     - A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

     - A CONVERTIBLE ARBITRAGE SPREAD involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

     - A CURRENCY SPREAD trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.


INVESTMENT IN THE SUBSIDIARIES. Each Fund invests in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Additional Tax Information."


It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the "1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.


The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in its Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

For more information about the Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI.


INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to each Fund. Please consult the Fund Summary section for each Fund to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK - A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.


CAPITALIZATION SECURITIES RISK - The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to such securities it is subject to the risk that the predominate capitalization range represented in the portfolio may outperform other segments

                                  PROSPECTUS 25



of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - The Fund may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.


     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.


     STRUCTURED NOTE RISK - The Fund intends to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate swaps, credit default swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular pre-determined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is credit-worthy. The use of swap agreements, structured notes and other similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or widescale credit losses resulting from financial difficulties of borrowers affecting that economic sector.


     CREDIT DEFAULT SWAP RISK - The Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CURRENCY RISK -The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and

                                  PROSPECTUS 27


operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities or other assets held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

     The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.




EXCHANGE-TRADED NOTES RISK - ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK - The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The Fund may invest in unrated securities that the Advisor determines are comparable in quality.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities or obligations of foreign companies directly, but will primarily invest in financial instruments, such as futures, structured notes, and exchange-traded investment pools, which are indirectly linked to the performance of foreign issuers or commodities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities or obligations of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers or commodities, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political, or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An

                                  PROSPECTUS 29


economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.




INDUSTRY AND SECTOR CONCENTRATION RISK - Industry Concentration Risk is the risk that the Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Due to its investment strategy, the Fund may concentrate its investments in the energy and/or precious metals sectors. Energy sector and precious metals sector concentration risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector, energy sector commodities or the relatively few issuers in the mining industry and precious metals sector that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector or precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector, as well as the volatility of global prices for energy-related resources and precious metals. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. The prices of precious metals and securities of precious metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, mutual funds, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies, such as the Subsidiary, or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, are not subject to the regulatory scheme of the 1940 Act.

     EXCHANGE-TRADED FUND RISK - ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, Amex, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.


     INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the

     Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary's portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.


     Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK - The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities or commodities underlying a financial instrument, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.





LEVERAGING RISK - The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund achieve leveraged exposure to their respective underlying index or benchmark through the use of derivative instruments. The Multi-Hedge Strategies Fund also may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Long/Short Commodities Strategy Fund's and Managed Futures Strategy Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.


LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular

                                  PROSPECTUS 31


investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "More Information About the Trust and the Funds: Calculating NAV."


MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.




SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.





TAX RISK - As noted under "Commodity-Linked Derivative Investment Risk," the Fund expects to obtain most of its exposure to the commodities markets by entering into commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income after September 30, 2006. The Fund will therefore restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income.

The Commodities Strategy Fund and the Managed Futures Strategy Fund have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund's investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

In addition, the Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The Commodities Strategy Fund and the Managed Futures Strategy Fund have also received a private letter ruling from the IRS that concludes that income from the Fund's investment in subsidiaries that are structured substantially similarly to the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. Please see "Additional Tax Information" for more information. The Advisor intends to conduct the Fund's investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index or benchmark, rounding of share prices, changes to the composition of the underlying index or benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund seek to provide investment results that match the performance of a specific benchmark and the Commodities Strategy Fund seeks to pro-

                                  PROSPECTUS 33


vide investment results that correlate to the performance of a specific benchmark. Additional information about each benchmark is set forth below.

JPMORGAN CORE COMMODITY-INVESTABLE GLOBAL ASSET ROTATOR SIGMA LONG-SHORT TOTAL RETURN INDEX ("C-IGAR SIGMA") - The C-IGAR Sigma is a quantitative rules-based momentum strategy that examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in the commodity constituents that comprise the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The C-IGAR Sigma determines whether a constituent is long or short in a given month by looking at a rolling 12 month period of price trends. In addition, it looks at the consistency of those price trends to ensure that such price trends are sufficiently strong, which is done by looking at each of the one-month performances over the past 12 months, and giving more importance to the more recent months, as well as giving specific importance to the return over the most recent month. The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. Each selected constituent receives an equal weighting such that its notional exposure is 1/7 of the synthetic portfolio; provided, however that the position size may be adjusted downward based on historical volatility. In the event that some constituents do not qualify to be included in either the long or short leg in a given month, the relevant leg will not receive a weighting for that month (e.g., the underlying index could be 5/7 invested in synthetic long constituents and 3/7 invested in synthetic short constituents). The synthetic portfolio can therefore concurrently have long exposure of up to 100% of the synthetic portfolio's notional amount and short exposure of up to 100% of the synthetic portfolio's notional amount for a total gross notional exposure of 200% in the commodities markets. In other words, for every $100 invested, an investor can theoretically be long $100 of commodities exposure and short $100 of commodities exposure and therefore could have gross notional exposure of $200 to commodities. The C-IGAR Sigma is reweighted and rebalanced on a monthly basis. The C-IGAR Sigma's position sizes may be reduced from 1/7th of the portfolio in times when commodity prices are experiencing high amounts of historical volatility as measured by the trailing 21-day and 63-day periods. Positions will be scaled on each reweighting date so that historical volatility is less than 20% per annum on the trailing 21-day and 63-day periods.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR(R)("S&P DTI") - The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

S&P GSCITM COMMODITY INDEX - The S&P GSCITM Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCITM Commodity Index is significantly different than the return from buying physical commodities. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.


More detailed information about each Fund's benchmark can be found in the SAI under "Descriptions of the Benchmarks."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended December 31, 2009 at an annualized rate based on the average daily net assets of the Funds, as set forth below:


FUND                                     ADVISORY FEE
----                                     ------------
Long/Short Commodities Strategy Fund ..      0.90%
Managed Futures Strategy Fund .........      0.90%
Multi-Hedge Strategies Fund ...........      1.15%
Commodities Strategy Fund .............      0.75%


Each Fund invests in its respective Subsidiary. Each Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary's portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Subsidiary's corresponding Fund pays the Advisor for services provided to that Fund. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the Fund's Subsidiary as discussed in more detail under "Management of the Subsidiary" below.


For the Multi-Hedge Strategies Fund, the Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES


As with each Fund, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.


Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY                                    ADVISORY FEE
----------                                    ------------
Long/Short Commodities Strategy Fund CFC ..       0.90%
Managed Futures Strategy Fund CFC .........       0.90%
Multi-Hedge Strategies Fund CFC ...........       1.15%
Commodities Strategy Fund CFC .............       0.75%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will

                                 PROSPECTUS 35


continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors, Inc. - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors, Inc. since it was founded in 1993. Mr. Byrum was named the President of PADCO Advisors, Inc. in 2004 and has served as CIO of PADCO Advisors, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NAS-DAQ-100(R)Strategy Funds, and helped to create the Sector Funds, all of which are offered in a separate prospectus. He was named Vice President of Portfolio for PADCO Advisors, Inc. in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Investment and Specialty Funds, which include the Funds. Mr. Dellapa joined PADCO Advisors, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining PADCO Advisors, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund since its inception.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined PADCO Advisors, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed the Long/Short Commodities Strategy Fund since its inception and has co-managed each other Fund since March 2008.

                                 PROSPECTUS 36


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.

Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

The Funds calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


If market prices are unavailable or a Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates NAV. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund will regularly value their investments in structured notes at fair value and other investments at market prices.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

More information about the valuation of the Funds' holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES


SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

OTHER EXPENSES - For the Commodities Strategy Fund and Long/Short Commodities Strategy Fund, "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Other Expenses" include "Other Expenses of the Subsidiary."

For the Managed Futures Strategy Fund, "Other Expenses" include index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may

                                 PROSPECTUS 37


invest and is not reflected in "Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.

ACQUIRED FUND FEES AND EXPENSES - As a shareholder in certain funds (the "Acquired Funds"), each Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.


BUYING, SELLING AND EXCHANGING FUND SHARES

A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex|SGI shareholder account to make share transactions
- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at 800.820.0888 or
301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex|SGI to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex|SGI.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex|SGI does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex|SGI you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer, subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

                                               CUT-OFF TIME
                            ------------------------------------------------------
                              ALL FUNDS (EXCEPT THE
METHOD                      COMMODITIES STRATEGY FUND)   COMMODITIES STRATEGY FUND)
------                      --------------------------   --------------------------
By Mail                            Market Close            3:30P.M., Eastern Time
By Phone                           Market Close            3:30P.M., Eastern Time
By Internet                        Market Close            3:45P.M., Eastern Time
By Financial Intermediary          Market Close*               Market Close*

* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, as described below, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

SALES CHARGES

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                    SALES CHARGE AS %   SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                OF OFFERING PRICE    NET AMOUNT INVESTED
--------------------                -----------------   --------------------
Less than $100,000                         4.75%                4.99%
$100,000 but less than $250,000            3.75%                3.90%
$250,000 but less than $500,000            2.75%                2.83%
$500,000 but less than $1,000,000          2.00%                2.04%
$1,000,000 or greater                         *                    *


* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 12 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CDSC BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

IN ADDITION to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charges reductions and waivers by clicking on the "Customer Service Center" tab of www.rydex-sgi.com, from the SAI or from your financial adviser.

                                 PROSPECTUS 39

HOW TO REDUCE YOUR SALES CHARGE


You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.


     - RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Series Funds or Rydex Dynamic Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Series Fund or Rydex Dynamic Fund with A-Class Shares of any other Rydex Series Fund or Rydex Dynamic Fund to reduce the sales charge rate that applies to the purchase of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.


     - LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Series Funds or Rydex Dynamic Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

     - REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.


     - Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their families (e.g., spouse, children, mother or father).

     - Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     - Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their families.


     - Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

     - Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

     - Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code of 1986, as amended, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Series Fund or Rydex Dynamic Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

     - Purchases of A-Class Shares of the Rydex|SGI U.S. Government Money Market Fund, which are offered in a separate prospectus.

     -    A-Class Shares purchased by reinvesting dividends and distributions.

     - When exchanging A-Class Shares of one Fund for A-Class Shares of another Rydex Series Fund or Rydex Dynamic Fund, unless you are exchanging A-Class Shares of the Rydex|SGI U.S. Government Money Market Fund that have not previously been subject to a sales charge.

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

     - purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

     -    purchased by reinvesting dividends;

     -    following the death or disability of a shareholder;

     -    on the first 10% of shares that are sold within 12 months of purchase;
          or

     -    on required minimum distributions.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES


Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.


PURCHASE PROCEDURES


The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not

                                  PROSPECTUS 41


accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                                        INITIAL PURCHASE                            SUBSEQUENT PURCHASES
                          ------------------------------------------  ----------------------------------------------
                          Complete the account application that       Complete the Rydex investment slip included
                          corresponds to the type of account you are  with your quarterly statement or send written
                          opening.                                    purchase instructions that include:

                          -   Make sure to designate the Rydex|SGI    -  your name
                              Fund(s) you want to purchase.
                                                                      -  your shareholder account number
                          -   Make sure your investment meets the
                              account minimum.                        -  the Rydex|SGI Fund(s) you want to purchase.

BY MAIL                                             Make your check payable to RYDEX|SGI.

IRA and other retirement           Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
accounts require
additional paperwork.           Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.

                                       IF YOU DO NOT SPECIFY WHICH RYDEX|SGI FUND(S) YOU WANT TO PURCHASE,
Call Rydex|SGI Client        YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX|SGI U.S. GOVERNMENT MONEY MARKET FUND,
Services to request a                            WHICH IS OFFERED IN A SEPARATE PROSPECTUS
Retirement Account
Investor application kit.
                              Mail your application and check to:         Mail your written purchase instructions
                                                                                        and check to:

                                                             MAILING ADDRESSES:

                                         STANDARD DELIVERY                         OVERNIGHT DELIVERY
                          ------------------------------------------  ---------------------------------------------
                                            Rydex|SGI                                    Rydex|SGI
                                         Attn: Ops. Dept.                             Attn: Ops. Dept
                                         P.O. Box 758567                             200 SW 6th Street
                                      Topeka, KS 66675-8567                        Topeka, KS 66603-3704

                                        INITIAL PURCHASE                           SUBSEQUENT PURCHASES
                          ------------------------------------------  ----------------------------------------------
                          Submit new account paperwork, and then      Be sure to designate in your wire instructions
                          call Rydex|SGI to obtain your account       the Rydex|SGI Fund(s) you want to purchase.
                          number.

                          -  Make sure to designate the Rydex|SGI
                             Fund(s) you want  to purchase.

                          -  Make sure your investment meets the
                             account minimum.

                          To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                          MUST CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
                          TRANS- ACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

                          -  Account Number

BY WIRE                   -  Fund Name
Rydex|SGI Client Services
phone number:             -  Amount of Wire
800.820.0888
or                        -  Fed Wire Reference Number (upon request)
301.296.5406

                          You will receive a confirmation number to verify that your purchase order has been accepted.

                          IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER
                          WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                          WIRE INSTRUCTIONS:

                          U.S. Bank
                          Cincinnati, OH
                          Routing Number:  0420-00013
                          For Account of: Rydex|SGI Account Number: 48038-9030
                          [Your Name]
                          [Your shareholder account number]

                          IF YOU DO NOT SPECIFY THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
                          CREDITED TO THE RYDEX|SGI U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A
                          SEPARATE PROSPECTUS.

                                         INITIAL PURCHASE                           SUBSEQUENT PURCHASES

                          Submit new account paperwork, and then      SUBSEQUENT PURCHASES MADE VIA ACH MUST
                          call Rydex|SGI to obtain your account       BE A MINIMUM OF $20. To make a subsequent
                          number. Be sure to complete the             purchase send written purchase instructions
                          "Electronic Investing via ("ACH")"          that include:
                          section. Then, fax it to Rydex|SGI
BY ACH (FAX)              (ONLY Individual, Joint and UGMA/UTMA       -  your name
                          accounts may be opened by fax).
Rydex|SGI fax number:                                                 -  your shareholder account number
301.296.5103              -  Make sure to include a letter of
                             instruction requesting that we process   -  the Rydex|SGI Fund(s) you want to purchase
                             your purchase by ACH.

                          -  Make sure to designate the Rydex|SGI     -  ACH bank information (if not on record)
                             Fund(s) you want to purchase.

                          -  Make sure your investment meets the
                             account minimum.

BY ACH                                  Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com
(INTERNET)

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

-    if your bank does not honor your check for any reason

-    if the transfer agent (Rydex|SGI) does not receive your wire transfer

                                 PROSPECTUS 43


     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                   STANDARD DELIVERY       OVERNIGHT DELIVERY
            ---------------------------   ---------------------
                        Rydex|SGI               Rydex|SGI
  MAIL              Attn: Ops. Dept.        Attn: Ops. Dept.
                     P.O. Box 758567        200 SW 6th Street
                  Topeka, KS 66675-8567   Topeka, KS 66603-3704

            301.296.5103

  FAX If you send your redemption order by fax, you must call Rydex Client Services at 800.820.0888 or
            301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS


Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.


All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

LOW BALANCE ACCOUNTS


To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.


EXCHANGING FUND SHARES


An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex|SGI Fund for A-Class Shares or C-Class Shares of any other Rydex|SGI Fund on the basis of the respective NAVs of the shares involved. An exchange of A-Class Shares of the Rydex|SGI U.S. Government Money Market Fund, which are offered in a separate prospectus, that have not previously been subject to a sales charge will be treated as an initial purchase of the other Rydex|SGI Fund and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex|SGI Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Rydex|SGI Fund you are exchanging out of or the Rydex|SGI Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex|SGI Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

                                  PROSPECTUS 45

EXCHANGE PROCEDURES


You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:


              STANDARD DELIVERY       OVERNIGHT DELIVERY
            ---------------------   ---------------------
   MAIL           Rydex|SGI               Rydex|SGI
               Attn: Ops. Dept.        Attn: Ops. Dept.
               P.O. Box 758567        200 SW 6th Street
            Topeka, KS 66675-8567   Topeka, KS 66603-3704

   FAX      301.296.5101

            If you send your exchange request by fax, you must call Rydex|SGI
            Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406

 INTERNET   Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX|SGI FUNDS




On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Funds for A-Class Shares or C-Class Shares of any Rydex Series Fund or Rydex Dynamic Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS AND RYDEX DYNAMIC FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THE FUNDS, INCLUDING THE LONG/SHORT COMMODITIES STRATEGY FUND, MANAGED FUTURES STRATEGY FUND AND MULTI-HEDGE STRATEGIES FUND, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or
301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.


ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any nonresident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs,

                                  PROSPECTUS 47


daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

Rydex|SGI may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:

     - $15 for wire transfers of redemption proceeds under $5,000 for accounts that are not eligible for an account fee waiver. Please see "Account Fee Waivers" to determine if you are eligible for such a waiver

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), and Rydex|SGI prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Rydex|SGI a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account. If you liquidate your account during the year any unpaid annual maintenance fee will be deducted at that time.

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, and 403(b). This fee will be deducted from the proceeds of your redemption.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Long/Short Commodities Strategy, Managed Futures Strategy and Multi-Hedge Strategies Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Funds that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Funds have been held, the Funds assume that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. The Long/Short Commodities Strategy, Managed Futures Strategy and Multi-Hedge Strategies Funds each reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals;
(vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Funds' Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.


For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

                                  PROSPECTUS 49


DISTRIBUTION AND SHAREHOLDER SERVICES

A-CLASS SHARES

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to A-Class Shares that allows each Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

C-CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to C-Class Shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

ADDITIONAL TAX INFORMATION


The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF EACH FUND


Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.


One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income after September 30, 2006. Accordingly, each Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.





Moreover, certain ETNs, ETFs, and underlying funds may not produce Qualifying Income for purposes of the 90% test described above, which must be met in order for a Fund to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments, which could cause a Fund to inadvertently fail to qualify as a regulated investment company.


The Commodities Strategy Fund and the Managed Futures Strategy Fund have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct each Fund's investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling. See "Dividends, Distributions and Taxes - Special Tax Considerations" in the SAI.


In addition, each Fund's investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Commodities Strategy Fund and the Managed Futures Strategy Fund have also received a private letter ruling from the IRS that concludes that income from the Funds' investment in subsidiaries that are structured substantially similarly to the Subsidiaries will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Advisor intends to conduct each Fund's investments in its Subsidiary in a manner consistent with the terms and conditions of the private letter ruling. See "Dividends, Distributions and Taxes
- Tax Implications of the Investment in the Subsidiary" in the SAI.

If a Fund were to fail to qualify as a regulated investment company in any year, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

                                  PROSPECTUS 51


TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any long-term capital gains distributions you receive from the Funds are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex|SGI Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

FINANCIAL HIGHLIGHTS


The financial highlights tables is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of operations of each Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the fiscal years ended 2009, 2008 and 2007 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information for the period ended March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2009 Annual Reports are incorporated by reference in the SAI.


                                                           NET      NET INCREASE
                                                        REALIZED     (DECREASE)
                                                           AND         IN NET
                                NET ASSET     NET      UNREALIZED    ASSET VALUE  DISTRIBUTIONS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT     GAINS       RESULTING     FROM NET       FROM NET
                                BEGINNING    INCOME    (LOSSES) ON      FROM       INVESTMENT      REALIZED         TOTAL
YEAR ENDED                      OF PERIOD   (LOSS)+    INVESTMENTS   OPERATIONS      INCOME          GAINS      DISTRIBUTIONS
----------                      ---------  ----------  -----------  ------------  -------------  -------------  -------------
LONG/SHORT COMMODITIES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009*(3)          $25.00     $(.23)       $(.70)       ($0.93)        $ --       $     --       $     --
LONG/SHORT COMMODITIES STRATEGY, FUND C-CLASS
   DECEMBER 31, 2009*(3)           25.00      (.33)        (.70)        (1.03)          --             --             --
MANAGED FUTURES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009(3)            28.04      (.39)        (.84)        (1.23)          --             --             --
   December 31, 2008(1,3)          28.26       (--)ss       .83           .83         (.57)          (.50)         (1.07)
   March 31, 2008                  25.03       .57         2.64          3.21           --            (--)ss         (--)ss
   March 31, 2007*                 25.00       .09         (.06)          .03           --             --             --
MANAGED FUTURES STRATEGY, FUND C-CLASS
   DECEMBER 31, 2009(3)            27.65      (.58)        (.83)        (1.41)          --             --             --
   December 31, 2008(1,3)          28.04      (.16)         .82           .66         (.57)          (.50)         (1.07)
   March 31, 2008                  25.02       .35         2.65          3.00           --            (--)ss         (--)ss
   March 31, 2007*                 25.00       .05         (.03)          .02           --             --             --
MULTI-HEDGE STRATEGIES, FUND A-CLASS
   DECEMBER 31, 2009(2,3)          19.96      (.15)         .76           .61           --             --             --
   March 31, 2009                  24.61      (.10)       (4.37)        (4.47)        (.12)          (.06)          (.18)
   March 31, 2008                  26.44       .58        (1.53)         (.95)        (.79)          (.09)          (.88)
   March 31, 2007                  25.52       .71          .80          1.51         (.38)          (.22)          (.60)
   March 31, 2006*                 25.00       .29          .24           .53         (.07)            --           (.07)
MULTI-HEDGE STRATEGIES, FUND C-CLASS
   DECEMBER 31, 2009(2,3)          19.43      (.31)         .78           .47           --             --             --
   March 31, 2009                  24.13      (.25)       (4.27)        (4.52)        (.12)          (.06)          (.18)
   March 31, 2008                  26.14       .37        (1.50)        (1.13)        (.79)          (.09)          (.88)
   March 31, 2007                  25.42       .51          .80          1.31         (.38)          (.22)          (.60)
   March 31, 2006*                 25.00       .19          .24           .43         (.07)            --           (.07)
COMMODITIES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009(2,3)          13.26      (.14)        3.37          3.23         (.11)            --           (.11)
   March 31, 2009                  32.68        --ss     (18.80)       (18.80)        (.70)            --           (.70)
   March 31, 2008                  23.81       .68         8.27          8.95         (.22)            --           (.22)
   March 31, 2007                  27.29       .63        (4.15)        (3.52)          --             --             --
   March 31, 2006*                 25.00       .61         1.68          2.29           --             --             --

                                                                                              RATIOS TO
                                                                                         AVERAGE NET ASSETS:
                                                            NET               -----------------------------------------
                                            NET INCREASE   ASSET                                                 NET
                                REDEMPTION  (DECREASE)    VALUE,     TOTAL                                   INVESTMENT
                                   FEES     IN NET ASSET  END OF  INVESTMENT    TOTAL      NET    OPERATING    INCOME
YEAR ENDED                       COLLECTED      VALUE     PERIOD   RETURN++   EXPENSES  EXPENSES  EXPENSES~    (LOSS)
----------                      ----------  ------------  ------  ----------  --------  --------  ---------  ----------
LONG/SHORT COMMODITIES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009*(3)        $   --ss    $    --       $24.07    (3.72)%    1.95%**   1.84%**    1.84%**   (1.74)%**
LONG/SHORT COMMODITIES STRATEGY, FUND C-CLASS
   DECEMBER 31, 2009*(3)            --ss         --        23.97    (4.16)%    2.70%**   2.59%**    2.59%**   (2.50)%**
MANAGED FUTURES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009(3)             --ss      (1.23)       26.81    (4.39)%    2.16%     2.05%      2.05%     (1.42)%
   December 31, 2008(1,3)          .02         (.22)       28.04     2.96%     1.77%**   1.77%**    1.75%**   (0.02)%**
   March 31, 2008                  .02         3.23        28.26    12.92%     1.72%     1.72%      1.69%      2.15%
   March 31, 2007*                  --ss        .03        25.03     0.12%     1.81%**   1.81%**    1.81%**    2.06%**
MANAGED FUTURES STRATEGY, FUND C-CLASS
   DECEMBER 31, 2009(3)             --ss      (1.41)       26.24    (5.10)%    2.92%     2.81%      2.81%     (2.17)%
   December 31, 2008(1,3)          .02         (.39)       27.65     2.37%     2.51%**   2.51%**    2.49%**   (0.78)%**
   March 31, 2008                  .02         3.02        28.04    12.08%     2.48%     2.48%      2.45%      1.30%
   March 31, 2007*                  --ss        .02        25.02     0.08%     2.60%**   2.60%**    2.60%**    1.15%**
MULTI-HEDGE STRATEGIES, FUND A-CLASS
   DECEMBER 31, 2009(2,3)           --ss         --        20.57     3.06%     2.36%**   2.32%**    1.40%**   (1.47)%**
   March 31, 2009                   --ss         --        19.96   (18.19)%    2.09%     2.09%      1.40%     (0.46)%
   March 31, 2008                   --ss         --        24.61    (3.72)%    1.96%     1.96%      1.40%      2.18%
   March 31, 2007                  .01           --        26.44     6.05%     1.93%     1.93%      1.43%      2.74%
   March 31, 2006*                 .06           --        25.52     2.36%     1.87%**   1.87%**    1.45%**    2.20%**
MULTI-HEDGE STRATEGIES, FUND C-CLASS
   DECEMBER 31, 2009(2,3)           --ss         --        19.90     2.42%     3.14%**   3.09%**    2.17%**   (2.07)%**
   March 31, 2009                   --ss         --        19.43   (18.76)%    2.82%     2.82%      2.17%     (1.09)%
   March 31, 2008                   --ss         --        24.13    (4.46)%    2.71%     2.71%      2.15%      1.41%
   March 31, 2007                  .01           --        26.14     5.28%     2.66%     2.66%      2.16%      1.99%
   March 31, 2006*                 .06           --        25.42     1.96%     2.65%**   2.65%**    2.23%**    1.42%**
COMMODITIES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009(2,3)          .01           --        16.39    24.46%     1.56%**   1.38%**    1.38%**   (1.24)%**
   March 31, 2009                  .08           --        13.26   (57.55)%    1.52%     1.20%      1.20%      0.02%
   March 31, 2008                  .14           --        32.68    38.48%     1.51%     1.19%      1.19%      2.49%
   March 31, 2007                  .04           --        23.81   (12.75)%    1.46%     1.17%      1.17%      2.57%
   March 31, 2006*                  --           --        27.29     9.16%     1.71%**   1.71%**    1.71%**    2.76%**




                                            NET ASSETS,
                                PORTFOLIO      END OF
                                TURNOVER   PERIOD (000'S
YEAR ENDED                        RATE        OMITTED)
----------                      ---------  -------------
LONG/SHORT COMMODITIES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009*(3)           --        $ 10,654
LONG/SHORT COMMODITIES STRATEGY, FUND C-CLASS
   DECEMBER 31, 2009*(3)           --           3,642
MANAGED FUTURES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009(3)           125%        636,083
   December 31, 2008(1,3)          74%        298,987
   March 31, 2008                 154%        128,744
   March 31, 2007*                 20%         23,655
MANAGED FUTURES STRATEGY, FUND C-CLASS
   DECEMBER 31, 2009(3)           125%        225,416
   December 31, 2008(1,3)          74%        125,601
   March 31, 2008                 154%         46,005
   March 31, 2007*                 20%          2,703
MULTI-HEDGE STRATEGIES, FUND A-CLASS
   DECEMBER 31, 2009(2,3)         858%         25,010
   March 31, 2009               1,578%         45,078
   March 31, 2008                 509%         42,193
   March 31, 2007                 298%         41,771
   March 31, 2006*                127%          5,791
MULTI-HEDGE STRATEGIES, FUND C-CLASS
   DECEMBER 31, 2009(2,3)         858%         23,494
   March 31, 2009               1,578%         28,706
   March 31, 2008                 509%         54,857
   March 31, 2007                 298%         48,052
   March 31, 2006*                127%          7,352
COMMODITIES STRATEGY, FUND A-CLASS
   DECEMBER 31, 2009(2,3)         220%          8,553
   March 31, 2009                 390%          7,189
   March 31, 2008                 405%         18,579
   March 31, 2007                 672%          9,720
   March 31, 2006*                 --           8,751

                                PROSPECTUS 53


                                                           NET      NET INCREASE
                                                        REALIZED     (DECREASE)
                                                           AND         IN NET
                                NET ASSET     NET      UNREALIZED    ASSET VALUE  DISTRIBUTIONS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT     GAINS       RESULTING     FROM NET       FROM NET
                                BEGINNING    INCOME    (LOSSES) ON      FROM       INVESTMENT      REALIZED         TOTAL
YEAR ENDED                      OF PERIOD   (LOSS)+    INVESTMENTS   OPERATIONS      INCOME          GAINS      DISTRIBUTIONS
----------                      ---------  ----------  -----------  ------------  -------------  -------------  -------------
COMMODITIES STRATEGY FUND C-CLASS
   DECEMBER 31, 2009(2,3)         $12.86     $(.22)    $   3.26     $    3.04        $(.11)      $     --          $(.11)
   March 31, 2009                  31.96      (.06)      (18.43)       (18.49)        (.70)            --           (.70)
   March 31, 2008                  23.47       .48         8.09          8.57         (.22)            --           (.22)
   March 31, 2007                  27.10       .56        (4.23)        (3.67)          --             --             --
   March 31, 2006*                 25.00       .42         1.68          2.10           --             --             --

                                                                                              RATIOS TO
                                                                                         AVERAGE NET ASSETS:
                                                            NET               -----------------------------------------
                                            NET INCREASE   ASSET                                                 NET
                                REDEMPTION  (DECREASE)    VALUE,     TOTAL                                   INVESTMENT
                                   FEES     IN NET ASSET  END OF  INVESTMENT    TOTAL      NET    OPERATING    INCOME
YEAR ENDED                       COLLECTED      VALUE     PERIOD   RETURN++   EXPENSES  EXPENSES  EXPENSES~    (LOSS)
----------                      ----------  ------------  ------  ----------  --------  --------  ---------  ----------
COMMODITIES STRATEGY FUND C-CLASS
   DECEMBER 31, 2009(2,3)         $  .01      $    --       $15.80    23.74%     2.31%**   2.15%**    2.15%**   (2.03)%**
   March 31, 2009                    .09           --        12.86   (58.03)%    2.28%     1.95%      1.95%     (0.22%
   March 31, 2008                    .14           --        31.96    37.41%     2.26%     1.94%      1.94%      1.79%
   March 31, 2007                    .04           --        23.47   (13.39)%    2.23%     1.94%      1.94%      2.23%
   March 31, 2006*                    --           --        27.10     8.40%     2.34%**   2.34%**    2.34%**    1.79%**




                                            NET ASSETS,
                                PORTFOLIO      END OF
                                TURNOVER   PERIOD (000'S
YEAR ENDED                        RATE        OMITTED)
----------                      ---------  -------------
COMMODITIES STRATEGY FUND C-CLASS
   DECEMBER 31, 2009(2,3)         220%       $  6,186
   March 31, 2009                 390%          4,072
   March 31, 2008                 405%         10,793
   March 31, 2007                 672%          4,169
   March 31, 2006*                 --           4,128

*    Since the commencement of operations:

          May 25, 2005 -- Commodities Strategy Fund A-Class and C-Class;

          September 19, 2005 -- Multi-Hedge Strategies Fund A-Class and C-Class;

          June 25, 2009 -- Long/Short Commodities Strategy Fund A-Class and C-Class.

**   ANNUALIZED

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

++ TOTAL INVESTMENT RETURN DOES NOT REFLECT THE IMPACT OF ANY APPLICABLE SALES CHARGES AND HAS NOT BEEN ANNUALIZED.

~    OPERATING EXPENSES EXCLUDE SHORT DIVIDENDS EXPENSE.

(1)  THE FUND CHANGED ITS FISCAL YEAR END FROM MARCH 31 TO DECEMBER 31 IN 2008.

(2)  THE FUND CHANGED ITS FISCAL YEAR END FROM MARCH 31 TO DECEMBER 31 IN 2009.

(3)  CONSOLIDATED.

ss   LESS THAN $.01 PER SHARE.

INDEX PUBLISHERS INFORMATION

COMMODITIES STRATEGY FUND

STANDARD & POOR'S (THE "INDEX PUBLISHER") DOES NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKES NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE COMMODITIES STRATEGY FUND, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

     -    THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

     -    THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

     - THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

     - THE RESULTS TO BE OBTAINED BY THE COMMODITIES STRATEGY FUND, THE INVESTORS IN THE COMMODITIES STRATEGY FUND, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

     - THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHER DOES NOT:

     - RECOMMEND THAT ANY PERSON INVEST IN THE COMMODITIES STRATEGY FUND OR ANY OTHER SECURITIES;

     - HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE COMMODITIES STRATEGY FUND, INCLUDING CALCULATION OF NAV;

     - HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE COMMODITIES STRATEGY FUND;

     - CONSIDER THE NEEDS OF THE COMMODITIES STRATEGY FUND OR THE INVESTORS IN THE COMMODITIES STRATEGY FUND IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

     - WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

     - WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

MANAGED FUTURES STRATEGY FUND

THE MANAGED FUTURES STRATEGY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P") OR ALPHA FINANCIAL TECHNOLOGIES, INC. ("AFT"), THE OWNER OF THE S&P DTI. S&P AND AFT MAKE NO REPRESENTATION, CONDITION, WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE MANAGED FUTURES STRATEGY FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE MANAGED FUTURES STRATEGY FUND PARTICULARLY OR THE ABILITY OF THE S&P DTI TO PROVIDE A BASIS FOR SUPERIOR INVESTMENT PERFORMANCE. S&P'S AND AFT'S ONLY RELATIONSHIP TO LICENSEE IS THE LICENSING OF CERTAIN OF THEIR TRADEMARKS AND OF THE S&P DTI, WHICH IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO LICENSEE OR THE MANAGED FUTURES STRATEGY FUND. S&P AND AFT HAVE NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE MANAGED FUTURES STRATEGY FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P DTI. S&P AND AFT ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE MANAGED FUTURES STRATEGY FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE MANAGED FUTURES STRATEGY FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE MANAGED FUTURES STRATEGY FUND IS TO BE CONVERTED INTO CASH. S&P AND AFT HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE MANAGED FUTURES STRATEGY FUND.

S&P AND AFT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P DTI OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND AFT MAKE NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE MANAGED FUTURES STRATEGY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN. S&P AND AFT MAKE NO EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P DTI OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR AFT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                  PROSPECTUS 55


LONG/SHORT COMMODITIES STRATEGY FUND

THE JPMORGAN CORE COMMODITY-INVESTABLE GLOBAL ASSET ROTATOR LONG-SHORT SIGMA INDEX ("INDEX") WAS DEVELOPED, COMPILED, PREPARED AND ARRANGED BY J.P. MORGAN SECURITIES LTD. ("JPMORGAN") THROUGH EXPENDITURE OF SUBSTANTIAL TIME, EFFORT AND MONEY AND CONSTITUTES VALUABLE INTELLECTUAL PROPERTY AND A TRADE SECRET OF JPMORGAN AND ALL PROPRIETARY AND INTELLECTUAL PROPERTY RIGHTS OF ANY NATURE, INCLUDING PATENTS, COPYRIGHTS, TRADEMARKS AND TRADE SECRETS REGARDING THE INDEX, AND ANY AND ALL COPIES, MODIFICATIONS, ENHANCEMENTS AND DERIVATIVE WORKS THEREOF ARE OWNED BY AND WILL REMAIN THE PROPERTY OF JPMORGAN. COPYRIGHT TO THIS DOCUMENT MAY BELONG TO UNAFFILIATED THIRD PARTIES.


THE LONG/SHORT COMMODITIES STRATEGY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY JPMORGAN. JPMORGAN MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE LONG/SHORT COMMODITIES STRATEGY FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK THE INVESTMENT OPPORTUNITIES IN THE COMMODITY FUTURES AND FORWARDS MARKETS OR OTHERWISE ACHIEVE ITS OBJECTIVE. JPMORGAN HAS NO OBLIGATION TO TAKE THE NEEDS OF RYDEX INVESTMENTS OR THE OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. JPMORGAN IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE LONG/SHORT COMMODITIES STRATEGY FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE LONG/SHORT COMMODITIES STRATEGY FUND IS TO BE CONVERTED INTO CASH. JPMORGAN HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE LONG/SHORT COMMODITIES STRATEGY FUND. IT IS EXPECTED THAT AFFILIATES OF JPMORGAN, THE PUBLISHER OF THE INDEX, MAY ACT AS PRINCIPAL OR AGENT IN CONNECTION WITH SECURITIES AND OTHER FINANCIAL INSTRUMENTS IN WHICH THE LONG/SHORT COMMODITIES STRATEGY FUND MAY INVEST, INCLUDING WITHOUT LIMITATION SWAPS AND STRUCTURED NOTES.


THE INDEX IS PROVIDED "AS IS" WITH ANY AND ALL FAULTS. JPMORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY INFORMATION RELATING TO THE LONG/SHORT COMMODITIES STRATEGY FUND AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR LONG/SHORT COMMODITIES STRATEGY FUND. JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR FUND. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX AND/OR FUND, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE INDEX AND/OR THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MAY 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE U.S. SECURITIES AND EXCHANGE COMMISSION MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE U.S. SECURITIES AND EXCHANGE COMMISSION PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE U.S. SECURITIES AND EXCHANGE COMMISSION AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S U.S. SECURITIES AND EXCHANGE COMMISSION REGISTRATION NUMBER IS 811-07584.

                                  PROSPECTUS 57


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

                                  PROSPECTUS 59


THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)
9601 BLACKWELL ROAD, SUITE 500
ROCKVILLE, MARYLAND 20850
800.820.0888 www.rydex-sgi.com

RALTAC-1-0510x0511

                                                          RYDEX|SGI SERIES FUNDS

                                                       I-CLASS SHARES PROSPECTUS

                                                                     MAY 1, 2010

                                                                    ALTERNATIVES

                                    Long/Short Commodities Strategy Fund (RYITX)

                                           Managed Futures Strategy Fund (RYIFX)

                                             Multi-Hedge Strategies Fund (RYIMX)




                                                                (RYDEX|SGI LOGO)

                                                   SECURITY GLOBAL INVESTORS(SM)


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES


(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, INVESTMENT ADVISER, PORTFOLIO MANAGERS, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)


ALTERNATIVE FUNDS
   LONG/SHORT COMMODITIES STRATEGY FUND ..................................     1
   MANAGED FUTURES STRATEGY FUND .........................................     5
   MULTI-HEDGE STRATEGIES FUND ...........................................    10
PURCHASE AND SALE OF FUND SHARES .........................................    15
TAX INFORMATION ..........................................................    15
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ............    15
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ...........................    16
FUND BENCHMARKS ..........................................................    26
MANAGEMENT OF THE FUNDS ..................................................    27
SHAREHOLDER INFORMATION ..................................................    29
BUYING, SELLING AND EXCHANGING FUND SHARES ...............................    30
BUYING FUND SHARES .......................................................    31
SELLING FUND SHARES ......................................................    33
EXCHANGING FUND SHARES ...................................................    35
ACCOUNT POLICIES .........................................................    36
DISTRIBUTION AND SHAREHOLDER SERVICES ....................................    38
DIVIDENDS AND DISTRIBUTIONS ..............................................    38

ADDITIONAL TAX INFORMATION ...............................................    39

INDEX PUBLISHERS INFORMATION .............................................    41
ADDITIONAL INFORMATION ...................................................    43

                                  PROSPECTUS 1


LONG/SHORT COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE - The Long/Short Commodities Strategy Fund seeks to provide investment results that match the performance of a specific benchmark that measures trends in the commodity futures markets on a daily basis. The Fund's current benchmark is the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the "underlying index" or the "C-IGAR Sigma").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold I-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (on shares redeemed within 30 days of purchase)
(as a percentage of amount redeemed, if applicable)                         1.00%

ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                                  1.01%
Distribution or Shareholder Service (12b-1) Fees                            None
   Other Expenses                                                           0.69%
   Other Expenses of the Fund                                               0.68%
Other Expenses of the Subsidiary                                            0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        1.70%
                                                                            ----
Fee Waiver**                                                                0.11%
Total Annual Fund Operating Expenses After Fee Waiver                       1.59%

*    THE EXPENSES SHOWN ARE BASED ON THE EXPENSES OF THE FUND'S H-CLASS SHARES.

** PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $162      $502      $866      $1,889

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Long/Short Commodities Strategy Fund will invest substantially all of its net assets in futures contracts and commodity-linked instruments whose performance is expected to correspond to that of the underlying index ("synthetic positions"). The underlying index is a quantitative rules-based momentum strategy, which examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in a limited number of commodity constituents. The commodity constituents are drawn from a limited investment universe of 14 components of the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular commodity component the Fund will necessarily be concentrated in that commodity component. The Fund does not seek exposure beyond the exposure provided by the underlying index. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the underlying index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.

The Fund will seek to gain exposure to the underlying index by investing in commodity-linked instruments, including structured notes and swap agreements, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), other pooled investment vehicles that provide exposure to the commodities markets and in commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the underlying index. On certain occasions, the Fund may employ leveraging techniques to match the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Long/Short Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.


EXCHANGE-TRADED NOTES ("ETNS") RISK - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

                                  PROSPECTUS 3


FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INDUSTRY CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The Long/Short Commodities Strategy Fund commenced operations on June 25, 2009 and, therefore, does not have a performance history for a full calendar year.

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 15 of this Prospectus.

                                  PROSPECTUS 5

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE - The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator(R) (the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold I-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (on shares redeemed within 30 days of purchase)
(as a percentage of amount redeemed, if applicable)                         1.00%
ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                                  1.01%
Distribution or Shareholder Service (12b-1) Fees                            None
Other Expenses                                                              0.84%
   Other Expenses of the Fund                                               0.83%
   Other Expenses of the Subsidiary                                         0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        1.85%
                                                                            ----
Fee Waivers**                                                               0.11%
Total Annual Fund Operating Expenses After Fee Waiver                       1.74%

* THE EXPENSES SHOWN ARE BASED ON THE EXPENSES OF THE FUND'S H-CLASS SHARES, ADJUSTED TO REFLECT A REDUCED INDEX LICENSING FEE.

** PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $177      $548      $944     $2,052

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds ("ETFs") and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.



FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

                                  PROSPECTUS 7



FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND SECTOR CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy or precious metals sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy or precious metals sectors. The prices of the securities of energy and precious metals sector companies also may fluctuate widely in response to such events.


INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.


LEVERAGING RISK - The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebal-ance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.



SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The Fund's I-Class Shares are new and, thus, have no operating history. Therefore, the returns shown in the bar chart below for all periods are the returns of the Fund's H-Class Shares, which are not offered in this Prospectus. The Fund's H-Class Shares would have annual returns substantially similar to those of I-Class Shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between I-Class Shares and H-Class Shares. If differences in expenses had been reflected, the returns shown would be higher. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800.820.0888.


The performance information shown below for the H-Class Shares is based on a calendar year.

                              (PERFORMANCE GRAPH)

2008    8.69%
2009   -4.25%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 12/31/2008) 8.21%                (quarter ended 9/30/2008) -6.51%


AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will

                                  PROSPECTUS 9


depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                       Since Inception
H-CLASS SHARES                                                                           Past 1 Year      (3/2/2007)
--------------                                                                           -----------   ---------------
Return Before Taxes                                                                         -4.25%          3.85%
Return After Taxes on Distributions                                                         -4.25%          3.49%
Return After Taxes on Distributions and Sale of Fund Shares                                 -2.76%          3.14%
S&P Diversified Trends Indicator(R) (reflects no deduction for fees, expenses or taxes)     -5.88%          4.14%

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 15 of this Prospectus.

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE - The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold I-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (on shares redeemed within 30 days of purchase)
(as a percentage of amount redeemed, if applicable)                         1.00%

ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees of the Fund and Subsidiary                                  1.19%
Distribution or Shareholder Service (12b-1) Fees                            None
Other Expenses                                                              0.93%
   Other Expenses of the Fund                                               0.01%
   Short Dividend Expenses                                                  0.92%
Acquired Fund Fees and Expenses                                             0.07%
                                                                            ----
Total Annual Fund Operating Expenses                                        2.19%
                                                                            ----
Fee Waiver**                                                                0.04%
Total Annual Fund Operating Expenses After Fee Waiver                       2.15%

*    THE EXPENSES SHOWN ARE BASED ON THE EXPENSES OF THE FUND'S H-CLASS SHARES.

** PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.


EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $218      $673     $1,154    $2,483

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 858% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.


PRINCIPAL INVESTMENT STRATEGIES - The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY - Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

                                  PROSPECTUS 11


FIXED INCOME STRATEGIES - Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO - Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.


The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts ("ADRs"), exchange-traded funds ("ETFs"), and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.


The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.


FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.


LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher

                                  PROSPECTUS 13


levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The Fund's I-Class Shares are new and, thus, have no operating history. Therefore, the returns shown in the bar chart below for all periods are the returns of the Fund's H-Class Shares, which are not offered in this Prospectus. The Fund's H-Class Shares would have annual returns substantially similar to those of I-Class Shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between I-Class Shares and H-Class Shares. If differences in expenses had been reflected, the returns shown would be higher. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

The performance information shown below for the H-Class Shares is based on a calendar year.

                               (PERFORMANCE GRAPH)

2006     6.60%
2007     4.00%
2008   -18.20%
2009    -2.65%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 6/30/2008) 3.78%               (quarter ended 12/31/2008) -10.44%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            Since Inception
H-CLASS SHARES                                                Past 1 Year     (9/19/2005)
--------------                                                -----------   ---------------
Return Before Taxes                                              -2.65%          -2.90%
Return After Taxes on Distributions                              -2.65%          -3.40%
Return After Taxes on Distributions and Sale of Fund Shares      -1.72%          -2.68%
HFRX Global Hedge Fund Index* (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                                      13.17%           0.17%

* THE HFRX GLOBAL HEDGE FUND INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE OVERALL COMPOSITION OF THE HEDGE FUND UNIVERSE. IT IS COMPRISED OF EIGHT STRATEGIES; CONVERTIBLE ARBITRAGE, DISTRESSED SECURITIES, EQUITY HEDGE, EQUITY MARKET NEUTRAL, EVENT DRIVEN, MACRO, MERGER ARBITRAGE, AND RELATIVE VALUE ARBITRAGE. THE STRATEGIES ARE ASSET WEIGHTED BASED ON THE DISTRIBUTION OF ASSETS IN THE HEDGE FUND INDUSTRY. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 15 of this Prospectus.

                                  PROSPECTUS 15

PURCHASE AND SALE OF FUND SHARES

Purchases of I-Class Shares of the Funds are subject to a minimum initial investment amount of $2,000,000.


If you are an eligible investor, or meet the minimum initial investment requirement discussed above, you may purchase shares of the Funds through an authorized broker-dealer or directly from the Funds by mail at Rydex|SGI, Attn:
Ops Dept., P.O. Box 758567, Topeka, Kansas 66675-8567, or by telephone at 1-800-820-0888. Shares may be purchased by check or by bank wire. Shares may be redeemed on any day the Funds' net asset value ("NAV") is calculated. You may receive redemption proceeds by ACH, by check, or by bank wire.


Eligible investors for I- Class Shares include the following:

     - Employee benefit plan programs that have at least $25 million in plan assets;

     - Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

     - Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

     - Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code");

     - Funds of Funds advised by Rydex Investments, Security Global Investors, LLC or their affiliates;

     -    Funds of Funds advised by unaffiliated investment advisers; and

     - Institutions that invest the minimum initial investment amount in a Fund.

The investor eligibility requirements may be amended from time to time as reflected in the Trust's then-current registration statement.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any business day. You may redeem all or any portion of your Fund shares at the Funds' next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary's web-site for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

This Prospectus describes the I-Class Shares of the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund (each a "Fund" and collectively, the "Funds" or "Rydex|SGI" Funds).

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

If the Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund meet their investment objectives, the value of each Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's underlying index or benchmark. When the value of each Fund's underlying index or benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index or benchmark.


With respect to each Fund's investment in a wholly-owned Subsidiary, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' Statement of Additional Information (the "SAI") for more information about the operation and management of each Fund's Subsidiary.


INVESTMENT STRATEGIES


LONG/SHORT COMMODITIES STRATEGY FUND AND MANAGED FUTURES STRATEGY FUND. The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct a portfolio for each Fund that seeks to correlate highly with the Fund's underlying index or benchmark. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's underlying index or benchmark in order to maintain consistency and predictability.


It is expected that affiliates of JPMorgan, the publisher of the Long/Short Commodities Strategy Fund's underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

MULTI-HEDGE STRATEGIES FUND. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's market sector in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.

As the result of market observations and internal and external research, the Advisor believes that many hedge fund strategies can be replicated through systematic directional and non-directional positions. These hedge fund strategies can be combined with the objective of creating a returns stream which is differentiated from traditional systematic sources of equity and bond returns (i.e., Beta). The Advisor utilizes several proprietary quantitative models and market insights to allocate between its five investment strategies with the intent of generating capital appreciation while managing risk.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS


A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500(R) futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:


     - An EQUITIES position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

     - A FIXED INCOME position involves investing in a portfolio that buys a basket of U.S. government securities or bond futures.

                                  PROSPECTUS 17


     - A DIRECTIONAL COMMODITY trade involves investing in precious metals, livestock, grains, and other basic goods or materials.


     - A DIRECTIONAL CURRENCY trade consists of purchasing or selling a basket of foreign currencies against the U.S. Dollar.


     - A COVERED CALL OPTIONS position involves investing in written call options on underlying securities which a Fund already owns.

     - A LONG OPTIONS position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

     - A VOLATILITY ARBITRAGE SPREAD trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

     - A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A MARKET NEUTRAL ILLIQUIDITY PREMIUM trade involves purchasing a basket of illiquid securities which may include, but is not limited to, closed-end funds and shorting a basket of more liquid stocks against them. The portfolio is structured to minimize market exposure.

     - A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

     - A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

     - A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

     - A CONVERTIBLE ARBITRAGE SPREAD involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.

     - A CURRENCY SPREAD trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.


INVESTMENT IN THE SUBSIDIARIES. Each Fund invests in its Subsidiary. Investment in the Subsidiary is expected to provide each Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to each Fund. For more information about applicable federal tax requirements, please see "Additional Tax Information."

It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the "1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund's investment in its Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

For more information about the Subsidiaries, please refer to "Investment Policies, Techniques, and Risk Factors" in the Funds' SAI.


INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to each Fund. Please consult the Fund Summary section for each Fund to determine which risks are applicable to a particular Fund.


CAPITALIZATION SECURITIES RISK - The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to such securities it is subject to the risk that the predominate capitalization range represented in the portfolio may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.


COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

                                  PROSPECTUS 19


     INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - The Fund may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.


     STRUCTURED NOTE RISK - The Fund intends to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate swaps, credit default swap agreements, and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular pre-determined investments or instruments. The Fund will not enter into any agreement with a counter-party unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and other similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counter-parties, and may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.


To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or widescale credit losses resulting from financial difficulties of borrowers affecting that economic sector.

     CREDIT DEFAULT SWAP RISK - The Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the sell-er of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.


DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities or other assets held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

                                  PROSPECTUS 21



     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.


The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.



EXCHANGE-TRADED NOTES RISK - ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.


FIXED INCOME RISK - The Fund may invest in fixed income securities or related instruments. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The Fund may invest in unrated securities that the Advisor determines are comparable in quality.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities or obligations of foreign companies directly, but will primarily invest in financial instruments, such as futures, structured notes, and exchange-traded investment pools, which are indirectly linked to the performance of foreign issuers or commodities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities or obligations of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers or commodities, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.


HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political, or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.




INDUSTRY AND SECTOR CONCENTRATION RISK - Industry Concentration Risk is the risk that the Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Due to its investment strategy, the Fund may concentrate its investments in the energy and/or precious metals sectors. Energy sector and precious metals sector concentration risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector, energy sector commodities or the relatively few issuers in the mining industry and precious metals sector that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector or precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector, as well as the volatility of global prices for energy-related resources and precious metals. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. The prices of precious metals

                                  PROSPECTUS 23



and securities of precious metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, mutual funds, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies, such as the Subsidiary, or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, are not subject to the regulatory scheme of the 1940 Act.

     EXCHANGE-TRADED FUND RISK - ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, Amex, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.


     INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary's portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.


     Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK - The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities or commodities underlying a financial instrument, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterpar-ty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.





LEVERAGING RISK - The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund achieve leveraged exposure to their respective underlying index or benchmark through the use of derivative instruments. The Multi-Hedge Strategies Fund also may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. The value of the Long/Short Commodities Strategy Fund's and Managed Futures Strategy Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "More Information About the Trust and the Funds: Calculating NAV."

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

                                  PROSPECTUS 25


NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebal-ance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.



SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.




TAX RISK - As noted under "Commodity-Linked Derivative Investment Risk," the Fund expects to obtain most of its exposure to the commodities markets by entering into commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income after September 30, 2006. The Fund will therefore restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income.

The Managed Futures Strategy Fund and the Commodities Strategy Fund, which is offered in a separate prospectus, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Fund's investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling.

In addition, the Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code. The Managed Futures Strategy Fund and the Commodities Strategy Fund, which is offered in a separate prospectus, have also received a private letter ruling from the IRS that concludes that income from the Fund's investment in subsidiaries that are structured substantially similarly to the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. Please see "Additional Tax Information" for more information. The Advisor intends to conduct the Fund's investments in the Subsidiary in a manner consistent with the terms and conditions of the private letter ruling.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index or benchmark, rounding of share prices, changes to the composition of the underlying index or benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.


TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund seek to provide investment results that match the performance of a specific benchmark. Additional information about each benchmark is set forth below.

JPMORGAN CORE COMMODITY-INVESTABLE GLOBAL ASSET ROTATOR SIGMA LONG-SHORT TOTAL RETURN INDEX ("C-IGAR SIGMA") - The C-IGAR Sigma is a quantitative rules-based momentum strategy that examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in the commodity constituents that comprise the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The C-IGAR Sigma determines whether a constituent is long or short in a given month by looking at a rolling 12 month period of price trends. In addition, it looks at the consistency of those price trends to ensure that such price trends are sufficiently strong, which is done by looking at each of the one-month performances over the past 12 months, and giving more importance to the more recent months, as well as giving specific importance to the return over the most recent month. The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. Each selected constituent receives an equal weighting such that its notional exposure is 1/7 of the synthetic portfolio; provided, however that the position size may be adjusted downward based on historical volatility. In the event that some constituents do not qualify to be included in either the long or short leg in a given month, the relevant leg will not receive a weighting for that month (e.g., the underlying index could be 5/7 invested in synthetic long constituents and 3/7 invested in synthetic short constituents). The synthetic portfolio can therefore concurrently have long exposure of up to 100% of the synthetic portfolio's notional amount and short exposure of up to 100% of the synthetic portfolio's notional amount for a total gross notional exposure of 200% in the commodities markets. In other words, for every $100 invested, an investor can theoretically be long $100 of commodities exposure and short $100 of commodities exposure and therefore could have

                                  PROSPECTUS 27


gross notional exposure of $200 to commodities. The C-IGAR Sigma is reweighted and rebalanced on a monthly basis. The C-IGAR Sigma's position sizes may be reduced from 1/7th of the portfolio in times when commodity prices are experiencing high amounts of historical volatility as measured by the trailing 21-day and 63-day periods. Positions will be scaled on each reweighting date so that historical volatility is less than 20% per annum on the trailing 21-day and 63-day periods.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR(R) ("S&P DTI") - The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.


More detailed information about each Fund's benchmark can be found in the SAI under "Descriptions of the Benchmarks."


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee for the fiscal year ended December 31, 2009 at an annualized rate based on the average daily net assets of the Funds, as set forth below:

FUND                                                  ADVISORY FEE
----                                                  ------------
Long/Short Commodities Strategy Fund ..............       0.90%
Managed Futures Strategy Fund .....................       0.90%
Multi-Hedge Strategies Fund .......................       1.15%


Each Fund invests in its respective Subsidiary. Each Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary's portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Subsidiary's corresponding Fund pays the Advisor for services provided to that Fund. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the Fund's Subsidiary as discussed in more detail under "Management of the Subsidiary" below.

For the Multi-Hedge Strategies Fund, the Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARIES

As with each Fund, the Advisor is responsible for the selection of each Subsidiary's investments and the administration of each Subsidiary's investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management, under the same terms, as are provided to the Funds. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Funds.

Each Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY                                            ADVISORY FEE
----------                                            ------------
Long/Short Commodities Strategy Fund CFC ..........       0.90%
Managed Futures Strategy Fund CFC .................       0.90%
Multi-Hedge Strategies Fund CFC ...................       1.15%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund's Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds' Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds' assets. Therefore, it is expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and its Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiaries.

PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors, Inc. - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with PADCO Advisors, Inc. since it was founded in 1993. Mr. Byrum was named the President of PADCO Advisors, Inc. in 2004 and has served as CIO of PADCO Advisors, Inc. since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, all of which are offered in a separate prospectus. He was named Vice President of Portfolio for PADCO Advisors, Inc. in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Investment and Specialty Funds, which include the Funds. Mr. Dellapa joined PADCO

                                  PROSPECTUS 29



Advisors, Inc. in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining PADCO Advisors, Inc., Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund since its inception.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined PADCO Advisors, Inc. in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining PADCO Advisors, Inc., Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed the Long/Short Commodities Strategy Fund since its inception and has co-managed the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund since March 2008.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees. Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders


     The Funds calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Funds will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.

     If market prices are unavailable or a Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates NAV. The Funds will regularly value their investments in structured notes at fair value and other investments at market prices.


     The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

     Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

     More information about the valuation of the Funds' holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES


SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the Multi-Hedge Strategies Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

OTHER EXPENSES - For the Long/Short Commodities Strategy Fund, "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated in the table under "Fees and Expenses of the Fund." "Other Expenses" include "Other Expenses of the Subsidiary."


For the Managed Futures Strategy Fund, "Other Expenses" include index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may invest and is not reflected in "Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.


ACQUIRED FUND FEES AND EXPENSES - As a shareholder in certain funds (the "Acquired Funds"), each Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.


BUYING, SELLING AND EXCHANGING FUND SHARES

I-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

If you are an eligible investor, you will need to open a Rydex|SGI shareholder account to make share transactions -buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex|SGI Client Services at
800.820.0888 or 301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.


         METHOD             CUT-OFF TIME
-------------------------   ------------
         By Mail            Market Close
        By Phone            Market Close
       By Internet          Market Close
By Financial Intermediary   Market Close*


* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE EARLIER CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

                                  PROSPECTUS 31

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Funds calculate NAV earlier than normal, as described below, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES


You may submit purchase orders through your financial intermediary. The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


You may buy shares and send your purchase proceeds by any of the following methods:

                                           INITIAL PURCHASE                         SUBSEQUENT PURCHASES
                           ------------------------------------------  ----------------------------------------------
                           Complete the account application that       Complete the Rydex|SGI investment slip
                           corresponds to the type of account you are  included with your quarterly statement or send
                           opening.                                    written purchase instructions that include:
                           -   MAKE SURE TO DESIGNATE THE RYDEX|SGI    -  YOUR NAME
BY MAIL                        FUND(S) YOU WANT TO PURCHASE.           -  YOUR SHAREHOLDER ACCOUNT NUMBER
IRA AND OTHER RETIREMENT   -   MAKE SURE YOUR INVESTMENT MEETS THE     -  THE RYDEX|SGI FUND(S) YOU WANT TO
ACCOUNTS REQUIRE               ACCOUNT MINIMUM.                           PURCHASE.
ADDITIONAL PAPERWORK.                             Make your check payable to RYDEX|SGI.
                                     Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
                               Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
CALL RYDEX|SGI CLIENT
SERVICES TO REQUEST A         Mail your application and check to:        Mail your written purchase instructions and
RETIREMENT ACCOUNT                                                                       check to:
INVESTOR APPLICATION KIT.

                                                             MAILING ADDRESSES:

                                         STANDARD DELIVERY                         OVERNIGHT DELIVERY
                           ------------------------------------------  ----------------------------------------------
                                              Rydex|SGI                                 Rydex|SGI
                                           Attn: Ops. Dept.                          Attn: Ops. Dept.
                                           P.O. Box 758567                          200 SW 6th Street
                                        Topeka, KS 66675-8567                     Topeka, KS 66603-3704

                                           INITIAL PURCHASE                        SUBSEQUENT PURCHASES
                           ------------------------------------------  ----------------------------------------------
                           Submit new account paperwork, and then      Be sure to designate in your wire instructions
                           call Rydex|SGI to obtain your account       the Rydex|SGI Fund(s) you want to purchase.
                           number.
                           -  MAKE SURE TO DESIGNATE THE RYDEX|SGI
                              FUND(S) YOU WANT TO PURCHASE.

                           -  MAKE SURE YOUR INVESTMENT MEETS THE
                              ACCOUNT MINIMUM.

                           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                           MUST CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
                           TRANSACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

BY WIRE
RYDEX|SGI CLIENT SERVICES
PHONE NUMBER:              -  Account Number
800.820.0888               -  Fund Name
OR                         -  Amount of Wire
301.296.5406               -  Fed Wire Reference Number (upon request)

                           You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER
                           WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                           WIRE INSTRUCTIONS:

                           U.S. Bank
                           Cincinnati, OH
                           Routing Number: 0420-00013
                           For Account of: Rydex|SGI
                           Account Number: 48038-9030
                           [Your Name]
                           [Your shareholder account number]

                                 PROSPECTUS 33

                                     INITIAL PURCHASE                         SUBSEQUENT PURCHASES
                       ----------------------------------------  ---------------------------------------------
                       ACH not available for initial purchases.  SUBSEQUENT PURCHASES MADE VIA ACH MUST BE
                                                                 A MINIMUM OF $20. To make a subsequent
                                                                 purchase send written purchase instructions
                                                                 that include:

                                                                 -  YOUR NAME
BY ACH (FAX)                                                     -  YOUR SHAREHOLDER ACCOUNT NUMBER
RYDEX|SGI FAX NUMBER:                                            -  THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
301.296.5103                                                     -  ACH BANK INFORMATION (IF NOT ON RECORD).

                       ACH not available for initial purchases.  Follow the directions on the Rydex|SGI web
BY ACH (INTERNET)                                                site - www.rydex-sgi.com

CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Funds' next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send redemption orders to Rydex|SGI by:

                  STANDARD DELIVERY             OVERNIGHT DELIVERY
           ----------------------------    ----------------------------
                        Rydex|SGI                   Rydex|SGI
  MAIL                Attn: Ops. Dept.            Attn: Ops. Dept.
                     P.O. Box 758567            200 SW 6th Street
                  Topeka, KS 66675-8567       Topeka, KS 66603-3704

           301.296.5103
           If you send your redemption order by fax, you must call Rydex|SGI
  FAX      Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE  800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)


You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS


Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.


All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

LOW BALANCE ACCOUNTS


Because of the administrative expense of servicing small accounts, the Funds reserve the right to redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

                                  PROSPECTUS 35

EXCHANGING FUND SHARES


An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of I-Class Shares of any Rydex|SGI Fund for I-Class Shares of any other Rydex|SGI Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Rydex|SGI Fund you are exchanging out of or the Rydex|SGI Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex|SGI Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Funds also offer you the option to send exchange requests to Rydex|SGI by:

                  STANDARD DELIVERY             OVERNIGHT DELIVERY
           ----------------------------    ----------------------------
                     Rydex|SGI                       Rydex|SGI
   MAIL           Attn: Ops. Dept.                Attn: Ops. Dept.
                  P.O. Box 758567                200 SW 6th Street
               Topeka, KS 66675-8567           Topeka, KS 66603-3704

           301.296.5101
   FAX     If you send your exchange request by fax, you must call Rydex|SGI
           Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE  800.820.0888 or 301.296.5406

 INTERNET  Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.



EXCHANGES WITH OTHER RYDEX|SGI FUNDS


On any Business Day, investors may make exchanges of I-Class Shares of the Funds for I-Class Shares of any Rydex Series Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, THE FUNDS DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

                                  PROSPECTUS 37


EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to add additional service fees at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Funds that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Funds have been held, the Funds assume that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. Each Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Funds' Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.

For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

                                  PROSPECTUS 39


ADDITIONAL TAX INFORMATION


The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF EACH FUND


Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.


One of the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code is that each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income after September 30, 2006. Accordingly, each Fund currently restricts its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10% of its gross income.





Moreover, certain ETNs, ETFs, and underlying funds may not produce Qualifying Income for purposes of the 90% test described above, which must be met in order for a Fund to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments, which could cause a Fund to inadvertently fail to qualify as a regulated investment company.


The Managed Futures Strategy Fund and the Commodities Strategy Fund, which is offered in a separate prospectus, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor intends to conduct the Funds' investments in commodity-linked notes in a manner consistent with the terms and conditions of the private letter ruling. See "Dividends, Distributions and Taxes - Special Tax Considerations" in the SAI.


In addition, the Funds' investment in their respective Subsidiaries is expected to provide each Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Managed Futures Strategy Fund and the Commodities Strategy Fund, which is offered in a separate prospectus, have also received a private letter ruling from the IRS that concludes that income from their investment in subsidiaries that are structured substantially similarly to the Subsidiaries will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Advisor intends to conduct each Fund's investments in its Subsidiary in a manner consistent with the terms and conditions of the private letter ruling. See "Dividends, Distributions and Taxes - Tax Implications of the Investment in the Subsidiary" in the SAI.

If a Fund were to fail to qualify as a regulated investment company in any year, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any long-term capital gains distributions you receive from the Funds are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.

     - The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex|SGI Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

                                  PROSPECTUS 41


INDEX PUBLISHERS INFORMATION

LONG/SHORT COMMODITIES STRATEGY FUND

THE JPMORGAN CORE COMMODITY-INVESTABLE GLOBAL ASSET ROTATOR LONG-SHORT SIGMA INDEX ("INDEX") WAS DEVELOPED, COMPILED, PREPARED AND ARRANGED BY J.P. MORGAN SECURITIES LTD. ("JPMORGAN") THROUGH EXPENDITURE OF SUBSTANTIAL TIME, EFFORT AND MONEY AND CONSTITUTES VALUABLE INTELLECTUAL PROPERTY AND A TRADE SECRET OF JPMORGAN AND ALL PROPRIETARY AND INTELLECTUAL PROPERTY RIGHTS OF ANY NATURE, INCLUDING PATENTS, COPYRIGHTS, TRADEMARKS AND TRADE SECRETS REGARDING THE INDEX, AND ANY AND ALL COPIES, MODIFICATIONS, ENHANCEMENTS AND DERIVATIVE WORKS THEREOF ARE OWNED BY AND WILL REMAIN THE PROPERTY OF JPMORGAN. COPYRIGHT TO THIS DOCUMENT MAY BELONG TO UNAFFILIATED THIRD PARTIES.


THE LONG/SHORT COMMODITIES STRATEGY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY JPMORGAN. JPMORGAN MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE LONG/SHORT COMMODITIES STRATEGY FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK THE INVESTMENT OPPORTUNITIES IN THE COMMODITY FUTURES AND FORWARDS MARKETS OR OTHERWISE ACHIEVE ITS OBJECTIVE. JPMORGAN HAS NO OBLIGATION TO TAKE THE NEEDS OF RYDEX INVESTMENTS OR THE OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. JPMORGAN IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE LONG/SHORT COMMODITIES STRATEGY FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE LONG/SHORT COMMODITIES STRATEGY FUND IS TO BE CONVERTED INTO CASH. JPMORGAN HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE LONG/SHORT COMMODITIES STRATEGY FUND. IT IS EXPECTED THAT AFFILIATES OF JPMORGAN, THE PUBLISHER OF THE INDEX, MAY ACT AS PRINCIPAL OR AGENT IN CONNECTION WITH SECURITIES AND OTHER FINANCIAL INSTRUMENTS IN WHICH THE LONG/SHORT COMMODITIES STRATEGY FUND MAY INVEST, INCLUDING WITHOUT LIMITATION SWAPS AND STRUCTURED NOTES.


THE INDEX IS PROVIDED "AS IS" WITH ANY AND ALL FAULTS. JPMORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY INFORMATION RELATING TO THE LONG/SHORT COMMODITIES STRATEGY FUND AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR LONG/SHORT COMMODITIES STRATEGY FUND. JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR FUND. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX AND/OR FUND, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE INDEX AND/OR THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGED FUTURES STRATEGY FUND

THE MANAGED FUTURES STRATEGY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P") OR ALPHA FINANCIAL TECHNOLOGIES, INC. ("AFT"), THE OWNER OF THE S&P DTI. S&P AND AFT MAKE NO REPRESENTATION, CONDITION, WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE MANAGED FUTURES STRATEGY FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE MANAGED FUTURES STRATEGY FUND PARTICULARLY OR THE ABILITY OF THE S&P DTI TO PROVIDE A BASIS FOR SUPERIOR INVESTMENT PERFORMANCE. S&P'S AND AFT'S ONLY RELATIONSHIP TO LICENSEE IS THE LICENSING OF CERTAIN OF THEIR TRADEMARKS AND OF THE S&P DTI, WHICH IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO LICENSEE OR THE MANAGED FUTURES STRATEGY FUND. S&P AND AFT HAVE NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE MANAGED FUTURES STRATEGY FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P DTI. S&P AND AFT ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE MANAGED FUTURES STRATEGY FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE MANAGED FUTURES STRATEGY FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE MANAGED FUTURES STRATEGY FUND IS TO

BE CONVERTED INTO CASH. S&P AND AFT HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE MANAGED FUTURES STRATEGY FUND.

S&P AND AFT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P DTI OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND AFT MAKE NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE MANAGED FUTURES STRATEGY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN. S&P AND AFT MAKE NO EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P DTI OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR AFT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                  PROSPECTUS 43


ADDITIONAL INFORMATION


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MAY 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE U.S. SECURITIES AND EXCHANGE COMMISSION MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE U.S. SECURITIES AND EXCHANGE COMMISSION PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY EMAILING THE U.S. SECURITIES AND EXCHANGE COMMISSION AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR. YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING
800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT www.rydex-sgi.com, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S U.S. SECURITIES AND EXCHANGE COMMISSION REGISTRATION NUMBER IS 811-07584.

THIS PAGE INTENTIONALLY LEFT BLANK.

(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

RALTI-1-0510x0511

                                                          RYDEX|SGI SERIES FUNDS
                                                       I-CLASS SHARES PROSPECTUS

                                                                     MAY 1, 2010


                                                                    ALTERNATIVES

                                              Global Market Neutral Fund (RYGIX)




                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY


(INCLUDES FUND OBJECTIVE, FEES AND EXPENSES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE INFORMATION, INVESTMENT ADVISER, INVESTMENT SUB-ADVISER, PORTFOLIO MANAGERS, PURCHASE & SALE INFORMATION, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES)

ALTERNATIVE FUND


GLOBAL MARKET NEUTRAL FUND ................................................    1
PURCHASE AND SALE OF FUND SHARES ..........................................    4
TAX INFORMATION ...........................................................    4
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES .............    4
MORE INFORMATION ABOUT THE TRUST AND THE FUND .............................    5
MANAGEMENT OF THE FUND ....................................................   10
SHAREHOLDER INFORMATION ...................................................   11
BUYING, SELLING AND EXCHANGING FUND SHARES ................................   12
BUYING FUND SHARES ........................................................   12
SELLING FUND SHARES .......................................................   15
EXCHANGING FUND SHARES ....................................................   16
ACCOUNT POLICIES ..........................................................   17
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   19
DIVIDENDS AND DISTRIBUTIONS ...............................................   20

ADDITIONAL TAX INFORMATION ................................................   20

ADDITIONAL INFORMATION ....................................................   22

                                  PROSPECTUS 1


GLOBAL MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE - The Global Market Neutral Fund seeks to provide long-term absolute returns regardless of market conditions, while maintaining a low correlation to and mitigating the risks of the global equity market.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold I-Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
   OF YOUR INVESTMENT)
Management Fees                                                            1.20%
Distribution or Shareholder Service (12b-1) Fees                           None
Other Expenses*                                                            1.30%
Short Dividend Expenses                                                    0.35%
Remaining Other Expenses                                                   0.95%
                                                                           ----
Total Annual Fund Operating Expenses                                       2.50%
                                                                           ====

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS
------   -------
 $253      $779

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund is new, and therefore, does not have a historical portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES - To accomplish the Global Market Neutral Fund's investment objective, the Fund principally invests in long and short positions of common stock of companies, and related American Depositary Receipts ("ADRs"), from all over the world that generally have a minimum market capitalization of $500 million, although the Fund may invest in companies with smaller market capitalizations. The Fund's "absolute return" strategy seeks to deliver, under a variety of market conditions or cycles, positive returns that have low correlation (i.e., little or no similarity) to the performance of the global equity market. In executing this strategy, the Fund's sub-adviser, Security Global Investors, LLC ("SGI" or the "Sub-Advisor"), an affiliate of the Fund's adviser, PADCO Advisors, Inc., which operates under the name Rydex Investments (the "Advisor"), employs risk management techniques designed to reduce or avoid undesirable investment risks. "Absolute return" does not connote either continuously positive returns, non-fluctuating returns or returns greater than those of major global equity market indices. Rather, there may be periods of negative returns (in an absolute sense and/or relation to major global equity market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.

The Fund will hold long securities that SGI believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental screening process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.

The Fund also may invest in initial public offerings, other investment companies, ADRs, futures contracts, swaps and options on securities, securities indices, and futures contracts. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.


PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Global Market Neutral Fund is subject to a number of additional risks that may affect the value of its shares, including:


COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.


INITIAL PUBLIC OFFERING ("IPO") RISK - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

                                  PROSPECTUS 3


INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.


LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.


SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


PERFORMANCE INFORMATION - The Global Market Neutral Fund commenced operations on March 30, 2009 and, therefore, does not have a performance history for a full calendar year.


INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISER - Security Global Investors, LLC serves as the investment sub-adviser of the Fund.

PORTFOLIO MANAGERS - On a day-to-day basis the two individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MARK KRESS, CFA, Portfolio and Risk Manager of Security Global Investors, LLC. Mr. Kress has been associated with Security Global Investors, LLC since September 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager of Security Global Investors, LLC. Mr. Perullo has been associated with Security Global Investors, LLC since June 2007.

PURCHASE AND SALE OF FUND SHARES - Purchases of I-Class Shares of the Fund are subject to a minimum initial investment amount of $2,000,000.

If you are an eligible investor, or meet the minimum initial investment requirement discussed above, you may purchase shares of the Fund through an authorized broker-dealer or directly from the Fund by mail at Rydex|SGI, Attn:
Ops Dept., P.O. Box 758567, Topeka, Kansas 66675-8567, or by telephone at 1-800-820-0888. Shares may be purchased by check or by bank wire. Shares may be redeemed on any day the Fund's net asset value ("NAV") is calculated. You may receive redemption proceeds by ACH, by check, or by bank wire.


Eligible investors for I-Class Shares include the following:

     - Employee benefit plan programs that have at least $25 million in plan assets;

     - Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;

     - Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts;


     - Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code");


     - Funds of Funds advised by Rydex Investments, Security Global Investors, LLC or their affiliates;

     -    Funds of Funds advised by unaffiliated investment advisers; and

     - Institutions that invest the minimum initial investment amount in the Fund.

The investor eligibility requirements may be amended from time to time as reflected in the Trust's then-current registration statement.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any business day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.


TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

                                  PROSPECTUS 5


MORE INFORMATION ABOUT THE TRUST AND THE FUND

This Prospectus describes the I-Class Shares of the Global Market Neutral Fund (the "Fund" or the "Rydex|SGI" Fund).

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES


In constructing a portfolio for the Fund, SGI employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, SGI evaluates a company's growth, profitability, and valuation characteristics (e.g., price-to-earnings ratios, growth rates and earnings estimates). For purposes of selecting the Fund's investments, the Sub-Advisor and Advisor generally consider foreign issuers to be those companies that are domiciled outside of the U.S.

In determining whether to buy or short a security, SGI uses a bottom-up fundamental research process in which they focus on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, SGI focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). SGI then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control.

When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. This investment technique is known as "leverage." When the Fund does this, it is required to pledge additional collateral as security to the broker and is subject to constraints designed to limit the amount of loss from such leverage. SGI may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summary section along with additional risk information.


CAPITALIZATION SECURITIES RISK - The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to such securities it is subject to the risk that the predominate capitalization range represented in the portfolio may outperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements and structured notes. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular pre-determined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.


To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or widescale credit losses resulting from financial difficulties of borrowers affecting that economic sector.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

                                  PROSPECTUS 7


     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

     - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.


EMERGING MARKETS RISK - Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INITIAL PUBLIC OFFERING ("IPO") RISK - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as ETFs, mutual funds, and closed-end investment companies, which may trade at a discount to their NAV, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 (the "1940 Act") and therefore, are not subject to the regulatory scheme of the 1940 Act.

     EXCHANGE-TRADED FUND RISK - ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, Amex, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use

                                  PROSPECTUS 9



of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses.


MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.



TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS


A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information (the "SAI").


MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Fund since its inception.

The Advisor monitors the performance, security holdings and investment management strategies of SGI. The Advisor also ensures compliance with the Fund's investment policies and guidelines. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee for the fiscal year ended March 31, 2010 at an annualized rate of 1.20% based on the average daily net assets of the Fund.


The Advisor pays SGI out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation and its affiliates, in connection with services provided to the Fund and for services provided for the sale of Fund shares.

A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment advisory agreement is available in the September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


INVESTMENT SUB-ADVISOR

SECURITY GLOBAL INVESTORS, LLC

Security Global Investors, LLC, an SEC registered investment adviser, is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, and serves as investment sub-adviser to the Fund. SGI and the Advisor are affiliates and are subsidiaries of the Security Benefit Corporation.


A discussion regarding the basis for the Board's August 2009 approval of the Fund's investment sub-advisory agreement is available in the September 30, 2009 Semi-Annual Report to Shareholders, which covers the period April 1, 2009 to September 30, 2009.


PORTFOLIO MANAGEMENT

On a day-to-day basis, the two individuals listed below are jointly and primarily responsible for the management of the Fund.

                                 PROSPECTUS 11


MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress joined SGI's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress has co-managed the Fund since March 2009.

YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo joined SGI in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo has co-managed the Fund since March 2009.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

SHAREHOLDER INFORMATION

     CALCULATING NAV

     The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.

     The Fund calculates its NAV by:

          -    Taking the current market value of its total assets

          -    Subtracting any liabilities

          - Dividing that amount by the total number of shares owned by shareholders


     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call 800.820.0888 or visit the Rydex|SGI web site - www.rydex-sgi.com.


     If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

     The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

     More information about the valuation of the Fund's holdings can be found in the SAI.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES


SHORT DIVIDEND EXPENSE - "Short Dividend Expense" occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

I-Class Shares are offered directly through Rydex Fund Services Inc., and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

If you are an eligible investor, you will need to open a Rydex|SGI shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex|SGI Client Services at
800.820.0888 or 301.296.5406. For more information on opening an account, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5406 or visit www.rydex-sgi.com.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.


METHOD                      CUT-OFF TIME
------                      ------------
By Mail                     Market Close
By Phone                    Market Close
By Internet                 Market Close
By Financial Intermediary   Market Close*


* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, as described below, Rydex|SGI reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which includes ensuring that the financial intermediary receives your order before the financial intermediary's cut off time, will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. FOR MORE INFORMATION ABOUT YOUR FINANCIAL INTERMEDIARY'S RULES AND PROCEDURES, YOU SHOULD CONTACT YOUR FINANCIAL INTERMEDIARY DIRECTLY.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex|SGI reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 72 hours of Rydex|SGI receiving the purchase order. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES


You may submit purchase orders through your financial intermediary. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Rydex|SGI reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best

                                 PROSPECTUS 13



interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex|SGI's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.


You may buy shares and send your purchase proceeds by any of the following methods:



                                          INITIAL PURCHASE                             SUBSEQUENT PURCHASES
                            --------------------------------------------   -------------------------------------------
                            Complete the account application that corre-   Complete the Rydex|SGI investment slip
                            sponds to the type of account you are          included with your quarterly statement or
                            opening.                                       send written purchase instructions that
                            - MAKE SURE TO DESIGNATE THE RYDEX|SGI         include:
                              FUND(S) YOU WANT TO PURCHASE.                - YOUR NAME
                            - MAKE SURE YOUR INVESTMENT MEETS THE          - YOUR SHAREHOLDER ACCOUNT NUMBER
                              ACCOUNT MINIMUM.                             - THE RYDEX|SGI FUND(S) YOU WANT TO
BY MAIL                                                                      PURCHASE.

IRA AND OTHER RETIREMENT
ACCOUNTS REQUIRE                                       Make your check payable to RYDEX|SGI.
ADDITIONAL PAPERWORK.
                                       Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

CALL RYDEX|SGI CLIENT              Include the name of the Rydex|SGI Fund(s) you want to purchase on your check.
SERVICES TO REQUEST A
RETIREMENT ACCOUNT          Mail your application and check to:            Mail your written purchase instructions and
INVESTOR APPLICATION KIT.                                                  check to:

                                                                MAILING ADDRESSES:

                                          STANDARD DELIVERY                             OVERNIGHT DELIVERY
                            --------------------------------------------   -------------------------------------------
                                              Rydex|SGI                                      Rydex|SGI
                                           Attn: Ops. Dept.                              Attn: Ops. Dept.
                                           P.O. Box 758567                               200 SW 6th Street
                                        Topeka, KS 66675-8567                         Topeka, KS 66603-3704

                                          INITIAL PURCHASE                              SUBSEQUENT PURCHASES
                            --------------------------------------------   ----------------------------------------------
                            Submit new account paperwork, and then call    Be sure to designate in your wire instructions
                            Rydex|SGI to obtain your account number.       the Rydex|SGI Fund(s) you want to purchase.
                            - MAKE SURE TO DESIGNATE THE RYDEX|SGI
                              FUND(S) YOU WANT TO PURCHASE.
                            - MAKE SURE YOUR INVESTMENT MEETS THE
                              ACCOUNT MINIMUM.

                            To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
                            MUST CALL RYDEX|SGI CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANS-
                            ACTION CUT-OFF TIME FOR THE RYDEX|SGI FUND(S) YOU ARE PURCHASING:

BY WIRE                     - Account Number
RYDEX|SGI CLIENT            - Fund Name
SERVICES PHONE NUMBER:      - Amount of Wire
800.820.0888                - Fed Wire Reference Number (upon request)
OR
301.296.5406                You will receive a confirmation number to verify that your purchase order has been accepted.

                            IF YOU DO NOT NOTIFY RYDEX|SGI CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER WILL
                            NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                            WIRE INSTRUCTIONS:
                            U.S. Bank
                            Cincinnati, OH
                            Routing Number: 0420-00013
                            For Account of: Rydex|SGI
                            Account Number: 48038-9030
                            [Your Name]
                            [Your shareholder account number]

                                          INITIAL PURCHASE                              SUBSEQUENT PURCHASES
                            --------------------------------------------   ----------------------------------------------
                            ACH not available for initial purchases.       SUBSEQUENT PURCHASES MADE VIA ACH MUST BE
                                                                           A MINIMUM OF $20. To make a subsequent
BY ACH (FAX)                                                               purchase send written purchase instructions
Rydex|SGI fax num-                                                         that include:
ber: 301.296.5103                                                          - YOUR NAME
                                                                           - YOUR SHAREHOLDER ACCOUNT NUMBER
                                                                           - THE RYDEX|SGI FUND(S) YOU WANT TO PURCHASE
                                                                           - ACH BANK INFORMATION (IF NOT ON RECORD).

BY ACH (INTERNET)           ACH not available for initial purchases.       Follow the directions on the Rydex|SGI web
                                                                           site - www.rydex-sgi.com


CANCELLED PURCHASE ORDERS

Rydex|SGI will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex|SGI) does not receive your wire transfer

     -    if the transfer agent (Rydex|SGI) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

                                 PROSPECTUS 15


IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by:

                                          STANDARD DELIVERY                              OVERNIGHT DELIVERY
                            --------------------------------------------   ----------------------------------------------
MAIL                                          Rydex|SGI                                       Rydex|SGI
                                           Attn: Ops. Dept.                               Attn: Ops. Dept.
                                           P.O. Box 758567                                200 SW 6th Street
                                        Topeka, KS 66675-8567                           Topeka, KS 66603-3704

FAX                         301.296.5103

                            If you send your redemption order by fax, you must call Rydex|SGI Client Services at
                            800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE                   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS


Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PURCHASES WILL BE ON HOLD FOR 10 BUSINESS DAYS BEFORE A PAYMENT OF REDEMPTION PROCEEDS MAY BE MADE.


All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

     SIGNATURE GUARANTEES

     Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

LOW BALANCE ACCOUNTS


Because of the administrative expense of servicing small accounts, the Fund reserves the right to redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.


EXCHANGING FUND SHARES


An exchange is when you sell shares of one Rydex|SGI Fund and use the proceeds from that sale to purchase shares of another Rydex|SGI Fund. Investors may make exchanges on any Business Day of I-Class Shares of any Rydex|SGI Fund for I-Class Shares of any other Rydex|SGI Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. All exchange requests must be received by the Rydex|SGI Funds' transfer agent or your financial intermediary prior to the cut-off time of the Rydex|SGI Fund you are exchanging out of or the Rydex|SGI Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex|SGI Funds" for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send exchange requests to Rydex|SGI by:

                                          STANDARD DELIVERY                              OVERNIGHT DELIVERY
                            --------------------------------------------   ----------------------------------------------
MAIL                                          Rydex|SGI                                       Rydex|SGI
                                           Attn: Ops. Dept.                               Attn: Ops. Dept.
                                           P.O. Box 758567                                200 SW 6th Street
                                        Topeka, KS 66675-8567                           Topeka, KS 66603-3704

FAX                         301.296.5101

                            If you send your exchange request by fax, you must call Rydex|SGI Client Services at
                            800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE                   800.820.0888 or 301.296.5406

INTERNET                    Follow the directions on the Rydex|SGI web site - www.rydex-sgi.com

                                 PROSPECTUS 17


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex|SGI written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.



EXCHANGES WITH OTHER RYDEX|SGI FUNDS

On any Business Day, investors may make exchanges of I-Class Shares of the Fund for I-Class Shares of any Rydex Series Fund not offered in this Prospectus. WHILE MOST RYDEX SERIES FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN OF THESE FUNDS, INCLUDING THE FUND, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX|SGI FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX|SGI FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex|SGI Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydex-sgi.com.

ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex|SGI provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex|SGI Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex|SGI web site at www.rydex-sgi.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex|SGI Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex|SGI by telephone or access our internet site. Rydex|SGI and its affiliates will not be liable for any losses resulting from a cause over which Rydex|SGI or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex|SGI by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex|SGI web site at www.rydex-sgi.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX|SGI EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex|SGI Funds and your Rydex|SGI account anytime with the Rydex|SGI Express Line. This automated line gives you telephone access to Rydex|SGI Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex|SGI account.

SERVICE AND OTHER FEES

The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex|SGI reserves the right to add additional service fees at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex|SGI Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Fund that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and

                                 PROSPECTUS 19


cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. The Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fund's Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.

For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex|SGI Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex|SGI Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex|SGI Fund's shares or the amount that any particular Rydex|SGI Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex|SGI Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.


ADDITIONAL TAX INFORMATION


The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, the Fund pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

                                 PROSPECTUS 21


     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex|SGI Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

ADDITIONAL INFORMATION


Additional and more detailed information about the Fund is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The U.S. Securities and Exchange Commission maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the U.S. Securities and Exchange Commission. You may also review and copy documents at the U.S. Securities and Exchange Commission Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the U.S. Securities and Exchange Commission by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-010, or by emailing the U.S. Securities and Exchange Commission at the following address: publicinfo@sec.gov.


Additional information about the Fund's investments is available in the Annual and Semi-Annual Reports. Also, in the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling
800.820.0888 or 301.296.5100, visiting the Rydex web site at www.rydex-sgi.com, or writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's U.S. Securities and Exchange Commission registration number is 811-07584.

                                 PROSPECTUS 23


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                                       24


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                                 PROSPECTUS 25


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                                       26


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                                 PROSPECTUS 27


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                                       28


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

RYDEX|SGI (LOGO)
SECURITY GLOBAL INVESTORS(SM)
9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

GMNI-1-0510x0810

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                            800.820.0888 301.296.5100
                                www.rydex-sgi.com

This Statement of Additional Information ("SAI") relates to H-Class Shares, A-Class Shares, and C-Class Shares of the series listed below (each a "Fund" and collectively, the "Funds") of Rydex Series Funds (the "Trust") as well as the I-Class Shares of the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund.

                      LONG/SHORT COMMODITIES STRATEGY FUND
                          MANAGED FUTURES STRATEGY FUND
   MULTI-HEDGE STRATEGIES FUND (FORMERLY, THE ABSOLUTE RETURN STRATEGIES FUND)
                            COMMODITIES STRATEGY FUND


This SAI is not a prospectus. It should be read in conjunction with the Funds' prospectuses for the H-Class Shares, A-Class Shares and C-Class Shares, and I-Class Shares dated May 1, 2010 (each a "Prospectus" and together, the "Prospectuses"). Capitalized terms not defined herein are defined in the Prospectuses. Copies of the Funds' Prospectuses are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended December 31, 2009 are included in the Funds' Annual Reports to Shareholders, which have been filed with the U.S. Securities and Exchange Commission (the "SEC") and are incorporated herein by reference.


                       The date of this SAI is May 1, 2010

GENERAL INFORMATION ABOUT THE TRUST.......................................     3
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS..........................     3
MORE INFORMATION ABOUT THE LONG/SHORT COMMODITIES STRATEGY AND MANAGED
   FUTURES STRATEGY FUNDS' BENCHMARKS.....................................    28
SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED INVESTMENT
   STRATEGIES.............................................................    31
INVESTMENT RESTRICTIONS...................................................    31
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    34
MANAGEMENT OF THE TRUST...................................................    37
PRINCIPAL HOLDERS OF SECURITIES...........................................    59
DETERMINATION OF NET ASSET VALUE..........................................    60
PURCHASE AND REDEMPTION OF SHARES.........................................    61
A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS ..........    62
DIVIDENDS, DISTRIBUTIONS, AND TAXES.......................................    65
OTHER INFORMATION.........................................................    72
INDEX PUBLISHERS INFORMATION..............................................    74
COUNSEL...................................................................    77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    77
CUSTODIAN.................................................................    77
FINANCIAL STATEMENTS......................................................    77
APPENDIX A - DESCRIPTION OF RATINGS.......................................   A-1
APPENDIX B - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES.......   B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (I.E., funds) and different classes of shares and additional series and/or classes of shares may be created from time to time. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

Each Fund is an open-end management investment company. Currently, the Trust offers fifty-five (55) separate funds that issue a combination of Investor Class Shares, Investor2 Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, H-Class Shares, I-Class Shares and/or Y-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirements. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales charge is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes."

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective and principal investment strategies are described in the Funds' Prospectuses. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares.


Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may, consistent with each Fund's investment objective and limitations, be used by a Fund if, in the opinion of the Advisor these strategies will be advantageous to that Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectuses.


THE SUBSIDIARIES. Each Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (each a "Subsidiary" and together, the "Subsidiaries"). It is expected that each Subsidiary will invest primarily in commodity futures, option and swap contracts, but it also may invest in financial futures, fixed income securities, structured notes, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the "1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. As a result, each Fund may be considered to be investing indirectly in these investments through its Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Funds may also include the Subsidiaries. The Subsidiaries have adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Funds' Chief Compliance Officer oversees the implementation of the Subsidiaries' policies and procedures, and makes periodic reports to the Funds' Board regarding the Subsidiaries' compliance with their policies and procedures.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Stuarts Corporate Services Ltd., P.O. Box 2510, Grand Cayman KY1-1104,

Grand Cayman, Cayman Islands. The Subsidiaries' affairs are overseen by its own board of directors consisting of three directors.

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Advisor a management fee for its services. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by each Fund's Subsidiary. Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund's assets. It is therefore expected that each Fund's investment in its Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and the Subsidiary. Please refer to the section in this SAI titled "Tax Implications of Investment in the Wholly-Owned Subsidiaries" for information about certain tax aspects of each Fund's investment in its Subsidiary.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Each Fund intends to use leverage during periods when the Advisor believes that the Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, each Fund is authorized to pledge (I.E., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund's total assets in connection with any borrowing.


CURRENCY TRANSACTIONS

FOREIGN CURRENCIES. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund each may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

- INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

- TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

- INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

- BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

- POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

- GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds' investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Funds' assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Funds' NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Funds' assets also will be affected by the net investment income generated by the money market instruments in which the Funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

CURRENCY-RELATED DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS. The Long/Short Commodities Strategy Fund may engage in currency hedging. In addition, although the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund do not currently expect to engage in currency hedging, each Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options ("OTC options") on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S. Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund will regularly enter into forward currency contracts.

Each Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund each may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. Each Fund may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. Neither the Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund is required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, a Fund may have to limit its currency transactions to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments
to) that particular currency.

At or before the maturity of a forward currency contract, the Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund either may sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Long/Short Commodities Strategy Fund or Managed Futures Strategy Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If either Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund each may convert its holdings of foreign currencies into U.S. Dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. The Long/Short Commodities Strategy Fund also may invest in principal exchange rate linked securities ("PERLs(SM)"). PERLs(SM) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" PERLs(SM) is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLs(SM) are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs(SM) may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

In addition, the Long/Short Commodities Strategy Fund may invest in performance indexed paper ("PIPs(SM)"). PIPs(SM) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs(SM) is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Managed Futures Strategy Fund may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (I.E., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

EQUITY SECURITIES

Each Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Each Fund may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

- WARRANTS. As a matter of non-fundamental policy, the Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund, and Commodities Strategy Fund do not invest in warrants. However, a Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests. In such event, the Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund, and Commodities Strategy Fund generally intend to hold such warrants until they expire. Each Fund, however, reserves the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- RIGHTS. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's NAV. Additional information regarding fixed income securities is described below:

- DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

DEBT SECURITIES. Each Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

NON-INVESTMENT-GRADE DEBT SECURITIES. The Multi-Hedge Strategies Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the Fund's Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Multi-Hedge Strategies Fund will not necessarily dispose of a security if a credit-rating agency down grades the rating of the security below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

FOREIGN ISSUERS

The Long/Short Commodities Strategy Fund may invest in issuers located outside the United States directly, or in financial instruments, such as structured notes or American Depositary Receipts ("ADRs"), that are indirectly linked to the performance of foreign issuers. In addition, the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund may invest in issuers located outside the United States through ADRs, Global Depositary Receipts ("GDRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protects the Fund from the foreign settlement risks described below. GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs may be issued in bearer form and may be denominated in other currencies, and are generally designed for use in securities markets outside the U.S.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. Each Fund may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the U.S. Commodities Futures Trading Commission ("CFTC"). To the extent the Funds use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange;

and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. Each Fund may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's respective investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund may engage in transactions in commodity futures contracts. There are several additional risks associated with such transactions which are discussed below:

- STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund or Commodities Strategy Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

- REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Long/Short Commodities Strategy Fund, Managed Futures Strategy

     Fund and Commodities Strategy Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.

- OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

- COMBINED POSITIONS. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund may purchase and write options in any combination. For example, each Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

HYBRID INSTRUMENTS

The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Long/Short Commodities Strategy Fund and Commodities Strategy Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Long/Short Commodities Strategy Fund's, Managed Futures Strategy Fund's and Commodities Strategy Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

STRUCTURED NOTES. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund each may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation's risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. Each Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund each bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps each of the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund are also subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund or Commodities Strategy Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund's principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See "Swap Agreements" for a description of additional risks associated with credit default swaps.

ILLIQUID SECURITIES


Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the securities. Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.


Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENT IN THE SUBSIDIARIES

Each Fund may each invest up to 25% of its total assets in its respective Subsidiary. Each Subsidiary is expected to invest primarily in commodity and financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiaries are not registered under the 1940 Act, but are subject to certain of the investor protections of the 1940 Act, as noted in this SAI. Each Fund, as the sole shareholder of its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because each Fund wholly owns and controls its respective Subsidiary, and the Funds and Subsidiary are managed by the Advisor, it is unlikely that a Subsidiary will take action contrary to the interests of its parent Fund or the Fund's shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in its respective Subsidiary, and each Fund's role as the sole shareholder of its respective Subsidiary. Also, in managing each Subsidiary's portfolio, the Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the parent Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENTS IN OTHER INVESTMENT COMPANIES


Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if the Fund is part of a "master-feeder" structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. A Fund will only make such investments in conformity with the requirements of Section 817 of the Internal Revenue Code. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.


If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Trust has entered into agreements with several ETFs that permit, pursuant to an SEC order, certain Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.

LENDING OF PORTFOLIO SECURITIES


Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

POOLED INVESTMENT VEHICLES

The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund each may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's Advisor and the other expenses that the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund each bear directly in connection with its own operations.

PORTFOLIO TURNOVER

In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. A Fund's investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that a Fund uses derivatives, they generally will be short-term derivative instruments. As a result, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, produce correspondingly greater expenses for the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. To the extent portfolio turnover is attributable to frequent redemptions, the redemption fees charged on such frequent redemptions and collected by the Funds will offset the transaction costs associated with such portfolio turnover.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, exercising the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. A Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS


Each Fund may enter into reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.


SHORT SALES

The Multi-Hedge Strategies Fund will regularly engage in and the Managed Futures Strategy Fund, Long/Short Commodities Strategy Fund, and Commodities Strategy Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

SWAP AGREEMENTS

Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline.

Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

TRACKING ERROR

The following factors may affect the ability of the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in its underlying index and/or securities not included in the underlying index being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; or (9) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. However, each of the Long/Short Commodities Strategy Fund's, Managed Futures Strategy Fund's and Commodities Strategy Fund's performance attempts to correlate highly with the movement in its underlying index over time.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. government securities. In addition, the Long/Short Commodities Strategy Fund and Commodities Strategy Fund may also enter into short transactions on U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or

"Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and the Multi-Hedge Strategies Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

MORE INFORMATION ABOUT THE LONG/SHORT COMMODITIES STRATEGY AND MANAGED FUTURES STRATEGY FUNDS' BENCHMARKS


LONG/SHORT COMMODITIES STRATEGY FUND

INDEX DESCRIPTION. The JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the "Core Commodity-IGAR Sigma Long-Short Index" or "Commodity-IGAR Sigma" or the "Index") is a quantitative rules-based momentum strategy, which examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in a limited number of commodity constituents. Furthermore, the underlying Index is a total return index, which means the returns of the Index include (a) the price return and roll yields (positive or negative) associated with its commodity components and (b) a Treasury Bill rate of interest that are earned on the hypothetical amounts committed to the trading of the synthetic commodity positions. The commodity constituents are drawn from a limited universe of 14 sub-indices of the S&P GSCITM Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). Historical performance data for each constituent is run through Commodity-IGAR Sigma algorithms on a monthly basis. The algorithms test each constituent's performance and the consistency of its momentum. Each day on which the index is valued will be referred to as an "Index Valuation Day." On the tenth Index Valuation Day of each month, the long performance test filters out constituents that have not demonstrated one-year appreciation, and the short performance test filters out constituents that have not demonstrated one-year depreciation. The long consistency test filters out constituents that have not demonstrated consistent positive monthly performance over a one-year period, attributing greater weight to more recent monthly periods. The short consistency test filters out constituents that have not demonstrated consistent negative monthly performance over a one-year period, attributing greater weight to more recent monthly periods. The long reversal test filters out constituents which have displayed a return over the last monthly period of -10% (minus ten percent) or less. The short reversal test filters out constituents which have displayed a return over the last monthly period of +10% (plus ten percent) or better. Based on the performance tests, the consistency tests and the reversal tests, the Index Calculation Agent selects the constituents to be rebalanced. Up to seven constituents that are ranked with the strongest positive performance and successfully pass both the long consistency test and the long reversal test are assigned a long target weight of one-seventh (1/7) in the synthetic portfolio until the next monthly rebalancing; provided, however that the synthetic position size may be adjusted downward based on historical volatility. Additionally, up to seven constituents that are ranked with the strongest negative performance and successfully pass both the short consistency test and the short reversal test are assigned a short target weight of one-seventh (1/7) in the synthetic portfolio until the next monthly rebalancing; provided, however that the synthetic position size may be adjusted downward based on historical volatility. Except for those constituents who are subject to conditions set forth above, the weighting of one-seventh will apply to each of the strongest long and short constituents even if their number is less than seven. The remaining constituents are assigned a weight of zero percent (0%). Each month, the notional amount invested in the index is split into five equal parts, each of which is rebalanced according to the above methodology on one of five consecutive business days. Position sizes may be reduced from 1/7th of the portfolio in times when commodity prices are experiencing high amounts of historical volatility as measured by the trailing 21-day and 63-day periods. Positions will be scaled on each re-weighting date so that historical volatility is less than 20% per annum on the trailing 21-day and 63-day periods.

INDEX CALCULATION. The Index compiles and rebalances monthly a synthetic portfolio drawn from a universe of 14 of the 24 components of the S&P GSCITM. The Index is rebalanced using an investment strategy that is generally known as momentum investing. The rebalancing method therefore seeks to capitalize on positive and negative trends in the U.S. dollar level of the constituents on the assumption that if certain constituents performed well or poorly in the past they will continue to perform well or poorly in the future. The allocation among the constituents within the synthetic portfolio is rebalanced monthly. The strategy synthetically invests in up to seven long and seven short positions in constituents, currently from a universe of 14 constituents of the S&P GSCITM, based upon absolute historic one-year performance and consistent historical monthly appreciation and the conditions set forth above. The seven constituents with strongest positive performance and the seven constituents with the weakest negative performance that pass both their relevant consistency test (long or short) and their relevant reversal test (long or short) are included in the synthetic portfolio and assigned weightings equal to one-seventh (for constituents with the strongest positive performance that pass the long consistency test) or minus one-seventh (for constituents with the weakest negative performance that pass the short consistency test), as applicable, within the synthetic portfolio for the month in which it is included, unless such constituent is affected by conditions set forth above. On each re-weighting date (as defined below), the Index Calculation Agent will also scale the long and short exposure of the Index so that the historical volatility of the index is less than 20% per annum, as measured based on the maximum volatility displayed in trailing 21-day and 63-day periods. References to days herein refers to days on which all of the constituents are scheduled to trade. In other words, if either of the annualized 21-day historical volatility and the annualized 63-day historical volatility of the Index was greater than 20% per annum, the notional exposure in the synthetic portfolio would be adjusted downward to achieve an annualized historical volatility of 20% as measured by the 21-day and 63-day trailing period. Realized volatility may be greater than or less than the 20% per annum cap, during the monthly period because this change will only be made on each re-weighting date. Additionally, the notional exposure will only be adjusted downward and will not be increased if the 21-day and 63-day historical volatility is less than the cap of 20%. The synthetic portfolio can therefore concurrently have long exposure of up to 100% of the synthetic portfolio's notional amount and short exposure of up to 100% of the synthetic portfolio's notional amount for a total gross notional exposure of 200% in the commodities markets. In other words, for every $100 invested, an investor can theoretically be long $100 of commodities exposure and short $100 of commodities exposure and therefore could have gross notional exposure of $200 to commodities. In the event that fewer than seven constituents with positive performance or seven constituents with negative performance pass their respective consistency algorithms and reversal tests, one-seventh (for constituents with the strongest positive performance) or minus one-seventh (for constituents with the weakest negative performance), as applicable, of the synthetic portfolio will be deemed uninvested during that month for each of the positions that are unfilled by an included constituent.

It is expected that the universe of potential constituents will continue to be limited to a current universe of 14 components of the S&P GSCI(TM). The S&P GSCI(TM) single commodity components are chosen as the constituents because of their wide usage as commodity contract price benchmarks. In certain circumstances, the Index Calculation Agent may exclude or substitute constituents in its sole discretion.

REBALANCING. Unless postponed, because of market conditions described more specifically in the Index Rules, the Index will be re-weighted on the eleventh Index Valuation Day of every month (each, a "Re-weighting Date"). On each Re-weighting Date, the notional amount of the synthetic commodities portfolio will be divided into five equally weighted parts and re-weighted at the close of trading on such Re-weighting Date. After such re-weighting, these five parts of the notional amount will be separately rebalanced into the selected constituents on the twelfth, thirteenth, fourteenth, fifteenth and sixteenth Index Valuation Days of every month, subject to a postponement as described above.

DATE OF THE UNDERLYING BENCHMARK'S COMMENCEMENT. The commencement date for the Index was June 15, 2009.

INDEX AVAILABILITY. The value of the Index is published each trading day under the Bloomberg ticker symbol "CMDSLSTR". JPMorgan is not responsible for the dissemination of information through Bloomberg, and on certain trading days, the Index Level, may not be published on Bloomberg as a result of technical reasons, force maieure or other reasons outside the control of JPMorgan.

MANAGED FUTURES STRATEGY FUND

INDEX DESCRIPTION. The S&P Diversified Trends Indicator(R) is a diversified, investable methodology that attempts to capture profits from trending prices in futures markets. It consists of 24 futures contracts ("components"), allocated 50% to financials (I.E., interest rates and currencies) and 50% to commodities (energy, metals, etc.). These components are grouped into 14 sectors (weighted by relative significance) which will be positioned either long or short based on their prices relative to their moving averages (energy is never short, but will go flat if a short indicator is present).

INDEX CALCULATION. Of the factors considered in determining the S&P Diversified Trends Indicator(R) components and weights, liquidity--the volume and notional size of futures contracts traded--is one of the most important. Liquidity is an indication both of the significance of a particular market and the ability to trade with minimal market impact. All the components of the indicator are consistently in the lists of top contracts traded in the U.S. Investability is another important consideration. Other liquid contracts may exist, but exceptionally large contract values (I.E., $1,000,000 per contract for Eurodollar futures) would make the cost to replicate the indicator very inefficient. Contracts are limited to those traded on U.S. exchanges to minimize any impact from major differences in trading hours, avoid currency exchange calculations, and allow for similar closing times and holiday schedules.

Weightings of the financial sectors are based on, but not directly proportional, to GDP. Instead, the financials of the countries with a GDP of greater than $3 trillion are placed into tier 1 and countries with a GDP of less than $3 trillion are placed in tier 2. Tier 1 financials are meant to be close in weight, with slight relative tilts towards those from the larger economies. Thus, the U.S.-based financials have a higher importance than the euro currency. Tier 2 markets are weighted approximately proportionate to each other, but have some adjustments for liquidity, trading significance, and potential correlation to tier 1 markets. For example, the Canadian Dollar component receives a 1% weighting due to Canada's historical economic connection with the U.S. By not weighting the financials of the largest GDP countries so high, the tier weighting approach increases diversification.

Commodity weights are based on generally known world production levels. A reasonability test is to compare weights with established commodity-specific indices, such as the Goldman Sachs Commodity Index (GSCI) and Dow Jones-AIG Commodity Index (DJ-AIG). When divided in half to match the fact that commodities are only half the weight of the S&P Diversified Trends Indicator(R), the production allocations compare fairly closely. The exception to this is the significantly higher Energy weighting in the GSCI due to strict adherence to production figures.

REBALANCING. Rebalancing is regularly scheduled. The 14 sectors are rebalanced monthly to their fixed weights. The 24 components that comprise the sectors are rebalanced at the end of each year. Rebalancing the components annually allows market actions to determine which components are relatively more important.

DATE OF THE UNDERLYING BENCHMARK'S COMMENCEMENT. The commencement date for the Benchmark was December 31, 2003.

INDEX AVAILABILITY. The Benchmark is calculated continuously and widely disseminated to major data vendors.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED INVESTMENT STRATEGIES

LEVERAGE. The Long/Short Commodities Strategy Fund and the Managed Futures Strategy Fund will each regularly invest in financial instruments that give rise to leverage as part of its principal investment strategy. While the Funds may borrow or use other forms of leverage for investment purposes, each derives its leveraged exposure primarily through the use of derivatives that give rise to leverage. Utilization of leverage involves special risks and should be considered speculative. Leverage exists when a fund achieves the right to a return on a capital base that exceeds the amount the fund has invested. Leverage creates the potential for greater gains to shareholders of the Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Funds to pay interest, which would decrease the Funds' total returns to shareholders. If the Funds achieve their respective investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Funds not been leveraged.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts (this limitation does not apply to the Long/Short Commodities Strategy Fund or the Managed Futures Strategy Fund).

4. Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts) (this limitation applies to the Long/Short Commodities Strategy and Managed Futures Strategy Funds only).

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases (this limitation does not apply to the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund or Commodities Strategy Fund).

8. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund or Commodities Strategy Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

9. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectuses and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (this limitation applies to the Long/Short Commodities Strategy and Managed Futures Strategy Funds only).

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to either Fund by the Board.

Each Fund may not:

1. Invest in warrants (this limitation does not apply to the Multi-Hedge Strategies Fund).

2.   Invest in real estate limited partnerships.

3. Invest in mineral leases (this limitation does not apply to the Multi-Hedge Strategies Fund).

4. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or
     (F), if such Fund is an Asset Allocation Underlying Fund or an Alternative Strategies Allocation Underlying Fund (the Rydex Asset Allocation Funds and Rydex Alternative Strategies Allocation Fund, which are funds of funds, are described in a separate Statement of Additional Information dated August 1,
     2009).

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

6. Invest in companies for the purpose of exercising control (The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund have not adopted the non-fundamental policy).

7.   Purchase securities on margin or effect short sales, except that a Fund may
     (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

8. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

9. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, the Managed Futures Strategy Fund may not:

10. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the underlying benchmark (as that term is defined in the Fund's Prospectus), without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading "Fundamental Policies" and the non-fundamental limitation on illiquid securities described in paragraph 9 above, under the heading "Non-Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. Further, because open-end investment companies can borrow money only from banks, the limitations set forth in paragraph 1 under the heading "Fundamental Policies" apply only when the Fund borrows money from a bank, and the Fund may purchase securities when its borrowings exceed 5% of its total assets provided that such purchases are not made for investment purposes (E.G., the purchases are made to cover existing Fund obligations such as an obligation to cover a short sale). With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of the illiquid instruments back within the limitations as soon as reasonably practicable. The Subsidiaries will also follow the Funds' fundamental and non-fundamental investment restrictions, described above, except for the non-fundamental policy set forth in paragraph 9, with respect to its investments.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended March 31, 2007, 2008 and 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, the Funds (except for the Managed Futures Strategy Fund) paid the following brokerage commissions:


                                                                                          AGGREGATE
                                    AGGREGATE        AGGREGATE        AGGREGATE           BROKERAGE
                                    BROKERAGE        BROKERAGE        BROKERAGE        COMMISSIONS PAID
                                   COMMISSIONS      COMMISSIONS      COMMISSIONS        FOR THE FISCAL
                         FUND     FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL       PERIOD FROM
                      INCEPTION     YEAR ENDED       YEAR ENDED       YEAR ENDED       APRIL 1, 2009 TO
FUND NAME               DATE      MARCH 31, 2007   MARCH 31, 2008   MARCH 31, 2009    DECEMBER 31, 2009
-----------------     ---------   --------------   --------------   --------------   --------------------
Long/Short
   Commodities
   Strategy Fund        6/25/09        *                 *              *                  $      0**

Multi-Hedge
   Strategies Fund    9/19/2005     $609,388         $1,370,308      $2,068,952            $476,900

Commodities
   Strategy Fund      5/25/2005     $ 50,711         $   72,172      $   65,547            $ 55,429

*    Not in operation for the period indicated.

**   From commencement of operations on June 25, 2009.

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund's overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund's investment objective or strategies over these periods.

For the fiscal years ended March 31, 2007 and 2008, the fiscal period from April 1, 2008 to December 31, 2008, and for the fiscal year ended December 31, 2009, the Managed Futures Strategy Fund paid the following brokerage commissions:

                                                                                         AGGREGATE
                                   AGGREGATE        AGGREGATE        AGGREGATE           BROKERAGE
                                   BROKERAGE        BROKERAGE        BROKERAGE        COMMISSIONS PAID
                                   COMMISSIONS      COMMISSIONS     COMMISSIONS        FOR THE FISCAL
                       FUND      FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL       PERIOD FROM
                     INCEPTION     YEAR ENDED       YEAR ENDED       YEAR ENDED       APRIL 1, 2009 TO
FUND NAME              DATE      MARCH 31, 2007   MARCH 31, 2008   MARCH 31, 2009    DECEMBER 31, 2009
-----------------    ---------   --------------   --------------   --------------   --------------------
Managed Futures
   Strategy Fund     3/2/2007        $4,431           $76,949         $160,782            $223,121

Differences, from the fiscal years ended March 31, 2007 and March 31, 2008, in the amount of brokerage commissions paid by the Managed Futures Strategy Fund (as disclosed in the table above) were primarily due to the fact that the Fund commenced operations on March 2, 2007 and, therefore, had less than a month of brokerage commissions to report for the fiscal year ended March 31, 2007. Differences, from the fiscal years ended March 31, 2007 and March 31, 2008, and the fiscal period ended December 31, 2008, in the amount of brokerage commissions paid by the Managed Futures Strategy Fund (as disclosed in the table above) were primarily due to the fact that the Fund increased the use of futures contracts by the Fund. Changes in the amount of commissions paid by the Managed Futures Strategy Fund do not reflect material changes in the Fund's investment objective or strategies over these periods.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.


From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's fiscal year ended March 31, 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, the Funds (except for the Managed Futures Strategy Fund) paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:


                                                          FOR THE FISCAL PERIOD FROM
                           FOR THE FISCAL YEAR               APRIL 1, 2009 THROUGH
                           ENDED MARCH 31, 2009                DECEMBER 31, 2009
                     --------------------------------   --------------------------------
                                      TOTAL DOLLAR                       TOTAL DOLLAR
                     TOTAL DOLLAR       AMOUNT OF       TOTAL DOLLAR       AMOUNT OF
                       AMOUNT OF       TRANSACTIONS       AMOUNT OF       TRANSACTIONS
                       BROKERAGE        INVOLVING         BROKERAGE        INVOLVING
                      COMMISSIONS       BROKERAGE        COMMISSIONS       BROKERAGE
                     FOR RESEARCH    COMMISSIONS FOR    FOR RESEARCH    COMMISSIONS FOR
FUND NAME              SERVICES     RESEARCH SERVICES     SERVICES     RESEARCH SERVICES
------------------   ------------   -----------------   ------------   -----------------
Long/Short
   Commodities
   Strategy Fund            *              *              $     0**      $          0**

Multi-Hedge
   Strategies Fund    $201,279       $1,144,829,049       $92,446        $329,671,556

Commodities
   Strategy Fund      $ 12,112       $   86,540,603       $     0        $          0

*    Not in operation for the period indicated.


**   From commencement of operations on June 25, 2009.

For the Trust's fiscal year ended December 31, 2009, the Managed Futures Strategy Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended March 31, 2008 and 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, the Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund did not pay any brokerage commissions to the Distributor. For the fiscal year ended December 31, 2009, the Managed Futures Strategy Fund also did not pay any brokerage commissions to the Distributor.


SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of December 31, 2009, the Funds did not hold securities of the Trust's "regular brokers or dealers."




MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Funds and each of the Trust's other funds, some of which are not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Distributor, and Servicer. The Board is responsible for overseeing the Trust's service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, I.E., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the oversight of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Funds' service providers the importance of consistent and vigorous risk management.

The Board's role in risk management oversight begins before the inception of each fund, at which time the fund's primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund's operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust's Chief Compliance Officer and the fund's independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor's adherence to each Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund's investments, including, for example, portfolio holdings schedules and reports on the Advisor's use of higher-risk financial instruments, such as derivatives, in managing each Fund, if any, as well as reports on each Fund's investments in other investment companies, if any. The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives periodic reports from each Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor's Valuation and Credit Review Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures and the creditworthiness of investment counterparties, respectively. Annually, the Trust's independent registered public accounting firm reviews with the Audit Committee its audit of each Fund's financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about any material risks associated with each Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of each Fund's investment management and business affairs are carried out by or through each Fund's Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's risk management oversight is subject to limitations.


MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Funds and is an "independent Trustee." The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

                                                                               NUMBER
                                                                                 OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
                    POSITION(S) HELD WITH                                     OVERSEEN           OTHER
  NAME, ADDRESS       THE TRUST, TERM OF                                         BY          DIRECTORSHIPS
    AND AGE OF       OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)       TRUSTEE/          HELD BY
 TRUSTEE/OFFICER         TIME SERVED              DURING PAST 5 YEARS        OFFICER**          TRUSTEE
-----------------   ---------------------   ------------------------------   ----------   --------------------
                                             INTERESTED TRUSTEES*

Richard Goldman     Trustee and President   PADCO ADVISORS, INC.:               164       Security Equity Fund
(49)                from 2009 to present    Director and Chief Executive                  (10); Security Large
                                            Officer from January 2009 to                  Cap Value Fund (2);
                                            present                                       Security Mid Cap
                                                                                          Growth Fund (1);
                                            PADCO ADVISORS II, INC.:                      Security Income Fund
                                            Director and Chief Executive                  (2); SBL Fund (15)
                                            Officer from January 2009 to
                                            present

                                            RYDEX DISTRIBUTORS, INC.:
                                            President, Chief Executive
                                            Officer and Director from
                                            January 2009 to present

                                            RYDEX FUND SERVICES, INC.:
                                            Director from July 2009 to
                                            present

                                                                               NUMBER
                                                                                 OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
                    POSITION(S) HELD WITH                                     OVERSEEN           OTHER
  NAME, ADDRESS       THE TRUST, TERM OF                                         BY          DIRECTORSHIPS
    AND AGE OF       OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)       TRUSTEE/          HELD BY
 TRUSTEE/OFFICER         TIME SERVED              DURING PAST 5 YEARS        OFFICER**          TRUSTEE
-----------------   ---------------------   ------------------------------   ----------   --------------------
                                            RYDEX HOLDINGS, LLC:
                                            President and Chief Executive
                                            Officer from January 2009 to
                                            present

                                            SECURITY BENEFIT CORPORATION:
                                            Senior Vice President from
                                            March 2007 to present

                                            FIRST SECURITY BENEFIT LIFE
                                            and Annuity Insurance Company
                                            of New York:  Director from
                                            September 2007 to present

                                            SECURITY INVESTORS, LLC:
                                            President from August 2007 to
                                            present

                                            SECURITY GLOBAL INVESTORS,
                                            LLC:  Manager and President
                                            from May 2007 to present

                                            SECURITY DISTRIBUTORS, INC.:
                                            Director from August 2007 to
                                            2009

                                            R.M. GOLDMAN PARTNER, LLC:
                                            Managing Member from February
                                            2006 to February 2007

                                            FORSTMANNLEFF ASSOCIATES:
                                            President and Chief Executive
                                            Officer from August 2003 to
                                            November 2005

                                             INDEPENDENT TRUSTEES

Corey A. Colehour   Trustee from 1993 to    Retired; President and Senior       164       None
(64)                present; and Member     Vice President of Schield
                    of the Audit and        Management Company (registered
                    Governance and          investment adviser) from 2003
                    Nominating Committees   to 2006
                    from 1995 to present.

J. Kenneth Dalton   Trustee from 1995 to    Retired                             164       Trustee of Epiphany
(69)                present; Member of                                                    Funds (4) since 2009
                    the Governance and
                    Nominating Committee
                    from 1995 to present;
                    and Chairman of the
                    Audit Committee from
                    1997 to present.

John O. Demaret     Trustee from 1997 to    Retired                             164       None
(70)                present;
                    Chairman of the Board
                    from 2006 to present;
                    and Member of the

                                                                               NUMBER
                                                                                 OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
                    POSITION(S) HELD WITH                                     OVERSEEN           OTHER
  NAME, ADDRESS       THE TRUST, TERM OF                                         BY          DIRECTORSHIPS
    AND AGE OF       OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)       TRUSTEE/          HELD BY
 TRUSTEE/OFFICER         TIME SERVED              DURING PAST 5 YEARS        OFFICER**          TRUSTEE
-----------------   ---------------------   ------------------------------   ----------   --------------------
                    Audit and Governance
                    and Nominating
                    Committees from 1997
                    to present.

Werner E. Keller    Trustee and Member of   Founder and President of            164       None
(69)                the Audit and           Keller Partners, LLC
                    Governance and          (registered investment
                    Nominating Committees   adviser) from 2005 to present;
                    from 2005 to present.   and Retired from 2001 to 2005

Thomas F. Lydon     Trustee and Member of   President of Global Trends          164       Board of Directors
(50)                the Audit and           Investments (registered                       of US Global
                    Governance and          investment adviser) from 1996                 Investors (GROW)
                    Nominating Committees   to present                                    (13) since April
                    from 2005 to present.                                                 1995

Patrick T.          Trustee from 1997 to    Chief Executive Officer of Par      164       None
McCarville (67)     present; Chairman of    Industries, Inc., d/b/a Par
                    the Governance and      Leasing from 1977 to present
                    Nominating Committee
                    from 1997 to present;
                    and Member of the
                    Audit Committee from
                    1997 to present.

Roger Somers (65)   Trustee from 1993 to    Founder and Chief Executive         164       None
                    present; and Member     Officer of Arrow Limousine
                    of the Audit and        from 1965 to present
                    Governance and
                    Nominating Committees
                    from 1995 to present.

                                                   OFFICERS

Richard M.          President from 2009     For Mr. Goldman's principal         164       For other
Goldman (49)        to present              occupations for the past 5                    directorships held
                                            years, see the information                    by Mr. Goldman, see
                                            included above under                          the information
                                            "Trustees"                                    included above under
                                                                                          "Trustees"

Michael P. Byrum    Vice President from     PADCO ADVISORS, INC.:               164       Not Applicable
(39)                1999 to present;        Director from January 2008 to
                    Trustee from 2005 to    present; Chief Investment
                    2009                    Officer from August 2006 to
                                            present; President from May
                                            2004 to present; and Secretary
                                            from December 2002 to present

                                            PADCO ADVISORS II, INC.:
                                            Director from February 2008 to
                                            present; Chief Investment

                                                                               NUMBER
                                                                                 OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
                    POSITION(S) HELD WITH                                     OVERSEEN           OTHER
  NAME, ADDRESS       THE TRUST, TERM OF                                         BY          DIRECTORSHIPS
    AND AGE OF       OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)       TRUSTEE/          HELD BY
 TRUSTEE/OFFICER         TIME SERVED              DURING PAST 5 YEARS        OFFICER**          TRUSTEE
-----------------   ---------------------   ------------------------------   ----------   --------------------

                                            Officer from August 2006 to
                                            present; President from May
                                            2004 to present; and Secretary
                                            from December 2002 to present

                                            RYDEX CAPITAL PARTNERS I,
                                            LLC: President and Secretary
                                            from October 2003 to April
                                            2007 (this entity no longer
                                            exists)

                                            RYDEX CAPITAL PARTNERS II,
                                            LLC: President and Secretary
                                            from October 2003 to April
                                            2007 (this entity no longer
                                            exists)

                                            RYDEX FUND SERVICES, INC.:
                                            Director from July 2009 to
                                            present; Secretary from
                                            December 2002 to present; and
                                            Executive Vice President from
                                            December 2002 to August 2006

                                            RYDEX HOLDINGS, INC.:
                                            Secretary from December 2005
                                            to January 2008; and Executive
                                            Vice President from December
                                            2005 to August 2006 (entity
                                            merged into Rydex Holdings,
                                            LLC)

                                            ADVISOR RESEARCH CENTER,
                                            INC.: Secretary from May 2006
                                            to present; and Executive Vice
                                            President from May 2006 to
                                            August 2006

                                            RYDEX SPECIALIZED PRODUCTS,
                                            LLC:
                                            Manager from September 2005 to
                                            present; and Secretary from
                                            September 2005 to June 2008

                                            RYDEX HOLDINGS, LLC: Chief
                                            Investment Officer from
                                            January 2008 to present

                                            RYDEX DISTRIBUTORS, INC.: Vice
                                            President from October 2009 to
                                            present

Nick Bonos (46)     Vice President and      PADCO ADVISORS, INC.: Senior        164       Not Applicable
                    Treasurer from 2003     Vice President of Fund
                    to present.             Services of PADCO Advisors,
                                            Inc. from August 2006 to
                                            present

                                            RYDEX FUND SERVICES, INC.:
                                            Chief Executive Officer and
                                            President from January 2009 to
                                            present; Director from
                                            February 2009 to July 2009;
                                            and Senior Vice President from
                                            December 2003 to August 2006

                                                                               NUMBER
                                                                                 OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
                    POSITION(S) HELD WITH                                     OVERSEEN           OTHER
  NAME, ADDRESS       THE TRUST, TERM OF                                         BY          DIRECTORSHIPS
    AND AGE OF       OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)       TRUSTEE/          HELD BY
 TRUSTEE/OFFICER         TIME SERVED              DURING PAST 5 YEARS        OFFICER**          TRUSTEE
-----------------   ---------------------   ------------------------------   ----------   --------------------
                                            RYDEX SPECIALIZED PRODUCTS,
                                            LLC: Manager from September
                                            2005 to present; Chief
                                            Executive Officer from May
                                            2009 to present; and Chief
                                            Financial Officer from
                                            September 2005 to May 2009

Joanna M. Haigney   Chief Compliance        PADCO ADVISORS, INC.: Chief         164       Not Applicable
(43)                Officer from 2004 to    Compliance Officer from May
                    present; and            2005 to present; and Vice
                    Secretary from 2000     President of Compliance from
                    to present.             August 2006 to present

                                            PADCO ADVISORS II, Inc.:
                                            Chief Compliance Officer from
                                            May 2005 to present

                                            RYDEX CAPITAL PARTNERS I,
                                            LLC: Chief Compliance Officer
                                            from August 2006 to April 2007
                                            (no longer exists)

                                            RYDEX CAPITAL PARTNERS II,
                                            LLC: Chief Compliance Officer
                                            from August 2006 to April 2007
                                            (no longer exists)

                                            RYDEX DISTRIBUTORS, INC.:
                                            Director from January 2009 to
                                            present

                                            RYDEX FUND SERVICES, INC.:
                                            Vice President from December
                                            2001 to August 2006

Joseph Arruda (43)  Assistant Treasurer     PADCO ADVISORS, INC.: Vice          164       Not Applicable
                    from 2006 to present.   President from 2004 to present
                                            Rydex Specialized Products,
                                            LLC: Manager and Chief
                                            Financial Officer from 2009 to
                                            present

Keith Fletcher      Vice President from     PADCO ADVISORS, INC.: Vice          164       Not Applicable
(52)                2009 to present         President from May 2009 to
                                            present

                                            PADCO ADVISORS II, INC.: Vice
                                            President from March 2009 to
                                            present

                                            RYDEX ADVISORY SERVICES, LLC:
                                            Vice President from March 2009
                                            to present

                                            RYDEX SPECIALIZED PRODUCTS,
                                            LLC:  Vice President from
                                            March 2009 to present

                                            RYDEX DISTRIBUTORS, INC.:
                                            Director and Vice President
                                            from 2009 to present

                                            RYDEX FUND SERVICES, INC.:
                                            Vice President

                                                                               NUMBER
                                                                                 OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
                    POSITION(S) HELD WITH                                     OVERSEEN           OTHER
  NAME, ADDRESS       THE TRUST, TERM OF                                         BY          DIRECTORSHIPS
    AND AGE OF       OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)       TRUSTEE/          HELD BY
 TRUSTEE/OFFICER         TIME SERVED              DURING PAST 5 YEARS        OFFICER**          TRUSTEE
-----------------   ---------------------   ------------------------------   ----------   --------------------
                                            from March 2009 to present

                                            SECURITY GLOBAL INVESTORS,
                                            LLC: Vice President from
                                            March 2009 to present

                                            LYSTER WATSON AND COMPANY
                                            (investment adviser):
                                            Managing Director from 2007
                                            to 2008

                                            FLETCHER FINANCIAL GROUP,
                                            INC.: Chief Executive Officer
                                            from 2004 to 2007

Amy Lee (48)        Vice President and      RYDEX DISTRIBUTORS, INC.:           164       Not Applicable
                    Assistant Secretary     Secretary from September 2008
                    from 2009 to present    to present; and Chief
                                            Compliance Officer from
                                            September 2008 to June 2009

                                            SECURITY BENEFIT CORPORATION:
                                            Vice President, Associate
                                            General Counsel and Assistant
                                            Secretary

                                            SECURITY BENEFIT LIFE
                                            INSURANCE COMPANY: Vice
                                            President, Associate General
                                            Counsel and Assistant
                                            Secretary from June 2004 to
                                            present

                                            FIRST SECURITY BENEFIT LIFE
                                            AND ANNUITY COMPANY OF NEW
                                            YORK: Associate General
                                            Counsel from June 2004 to
                                            present

                                            SECURITY DISTRIBUTORS, INC.:
                                            Secretary and Chief Compliance
                                            Officer from December 2004 to
                                            present

                                            SECURITY FINANCIAL RESOURCES,
                                            INC.: Secretary from April
                                            2004 to present

                                            SECURITY INVESTORS, LLC:
                                            Secretary

                                            SECURITY GLOBAL INVESTORS,
                                            LLC: Secretary from May 2007
                                            to present

                                                                               NUMBER
                                                                                 OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
                    POSITION(S) HELD WITH                                     OVERSEEN           OTHER
  NAME, ADDRESS       THE TRUST, TERM OF                                         BY          DIRECTORSHIPS
    AND AGE OF       OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S)       TRUSTEE/          HELD BY
 TRUSTEE/OFFICER         TIME SERVED              DURING PAST 5 YEARS        OFFICER**          TRUSTEE
-----------------   ---------------------   ------------------------------   ----------   --------------------
                                            BRECEK & YOUNG ADVISORS:
                                            Director from August 2005 to
                                            October 2008 (entity was sold)

                                            SECURITY BENEFIT GROUP, INC.:
                                            Vice President, Assistant
                                            General Counsel, and Assistant
                                            Secretary from 2004 to January
                                            2005 (entity merged into
                                            Security Benefit Corporation)

* Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor.

** The "Fund Complex" consists of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:


     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times in the most recently completed fiscal year.

     GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board;
     (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met three
     (3) times.

     NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

     INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

     The Trust has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Advisor, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

     The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1993 and his prior experience working in the financial services industry. Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1995. In addition to his experience as a Trustee for the Rydex Funds and his extensive institutional knowledge of the Rydex Funds complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Rydex Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Rydex Funds.

     The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1995 and his extensive knowledge of the banking and financial services industry. Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1997 and a member of the Nominating and Governance Committees since 1995. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM

     Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds' investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.

     The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1997 and his experience as Chairman of the Board since 2006. Mr. Demaret also has served as a member of the Audit, Governance and Nominating Committees since 1997. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

     The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Rydex Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Rydex Funds.

     The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition to his experience as a Trustee for the Rydex Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to two open-end investment companies, since April 1995, and is the editor of ETF TRENDS, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

     The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1997. Mr. McCarville also has served as a member of the Audit Committee since 1997 and as the Chairman of the Governance and Nominating Committees since 1997. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

     The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1993. Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1995. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Rydex Trustee, Mr. Somers is very knowledgeable about the financial services industry.


     FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.


                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                        SHARES IN ALL
                                                                DOLLAR RANGE            RYDEX FUNDS
         NAME                         FUND NAME                OF FUND SHARES      OVERSEEN BY TRUSTEE*
---------------------   ------------------------------------   --------------   -------------------------
                                            INTERESTED TRUSTEES

Richard Goldman                         None                       None                   None

                                           INDEPENDENT TRUSTEES

Corey A. Colehour           Managed Futures Strategy Fund       $1 - $10,000        $50,001 - $100,000
                        Long/Short Commodities Strategy Fund    $1 - $10,000
J. Kenneth Dalton                       None                        None             $10,001 - $50,000
John O. Demaret                         None                        None               Over $100,000
Thomas F. Lydon, Jr.                    None                        None                   None
Werner E. Keller                        None                        None               Over $100,000
Patrick T. McCarville                   None                        None            $50,001 - $100,000
Roger J. Somers                         None                        None               Over $100,000


(1)  Information provided is as of December 31, 2009.

(2) Includes Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

     BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended December 31, 2009:


                                            PENSION OR
                                        RETIREMENT BENEFITS                          TOTAL
                           AGGREGATE         ACCRUED AS       ESTIMATED ANNUAL   COMPENSATION
                         COMPENSATION         PART OF             BENEFITS         FROM FUND
    NAME OF TRUSTEE       FROM  TRUST     TRUST'S EXPENSES     UPON RETIREMENT     COMPLEX *
----------------------   ------------   -------------------   ----------------   ------------
INTERESTED TRUSTEES
Richard Goldman**          $      0              $0                  $0            $      0
Michael P. Byrum***        $      0              $0                  $0            $      0
Carl G. Verboncoeur***     $      0              $0                  $0            $      0

INDEPENDENT TRUSTEES
Corey A. Colehour          $ 82,800              $0                  $0            $135,000
J. Kenneth Dalton          $ 89,000              $0                  $0            $145,000
John O. Demaret            $101,200              $0                  $0            $165,000

                                            PENSION OR
                                        RETIREMENT BENEFITS                          TOTAL
                           AGGREGATE         ACCRUED AS       ESTIMATED ANNUAL   COMPENSATION
                         COMPENSATION         PART OF             BENEFITS         FROM FUND
    NAME OF TRUSTEE       FROM  TRUST     TRUST'S EXPENSES      UPON RETIREMENT     COMPLEX *
----------------------   ------------   -------------------   ----------------   ------------
Werner E. Keller           $ 82,800              $0                  $0            $135,000
Thomas F. Lydon            $ 82,800              $0                  $0            $135,000
Patrick T. McCarville      $ 85,900              $0                  $0            $140,000
Roger J. Somers            $ 82,800              $0                  $0            $135,000



* Represents total compensation for service as Trustee of the Trust, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.

** Appointed to the Board of Trustees on November 18, 2009. Messr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor. He does not receive compensation from the Funds.

*** Resigned as Trustees of the Trust on November 18, 2009. Prior to their resignation, Messrs. Verboncoeur and Byrum were Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor. As officers of the Advisor, they did not receive compensation from the Trust.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.


THE ADVISOR AND THE ADVISORY AGREEMENT


PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors, Inc. was incorporated in the State of Maryland on February 5, 1993. PADCO Advisors, Inc., together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor").


Rydex Holdings, LLC, the Advisor's parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Pursuant to an investment advisory agreement with the Advisor dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. Pursuant to the Advisory Agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below.

For the fiscal years ended March 31, 2007, 2008 and 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, the Funds (excluding the Managed Futures Strategy Fund) paid the following advisory fees to the Advisor:

                                                      ADVISORY FEES                                             ADVISORY FEES PAID
                                                        PAID FOR       ADVISORY FEES                             FOR FISCAL PERIOD
                             FUND                      FISCAL YEAR    PAID FOR FISCAL    ADVISORY FEES PAID     FROM APRIL 1, 2009
                          INCEPTION                    ENDED MARCH       YEAR ENDED     FOR THE FISCAL YEAR    THROUGH DECEMBER 31,
FUND NAME                    DATE      ADVISORY FEE      31, 2007      MARCH 31, 2008   ENDED MARCH 31, 2009           2009
---------                 ---------   -------------   -------------   ---------------   --------------------   --------------------
Long/Short Commodities
   Strategy Fund           6/25/09        0.90%                  *                *                   *             $  177,494**
Multi-Hedge Strategies
   Fund                   9/19/2005       1.15%         $1,992,108       $3,474,786          $2,246,324             $1,157,887
Commodities Strategy
   Fund                    5/25/05        0.75%         $  351,996       $  638,517            $863,431             $  298,951

*    Not in operation for the period indicated.


**   From commencement of operations on June 25, 2009.


For the fiscal years ended March 31, 2007 and 2008, the fiscal period from April 1, 2008 to December 31, 2008, and for the fiscal year ended December 31, 2009, the Managed Futures Strategy fund paid the following advisory fees to the
Advisor:


                                                                                    ADVISORY FEES
                                                ADVISORY FEES      ADVISORY FEES     PAID FOR THE    ADVISORY FEES PAID
                      FUND                     PAID FOR FISCAL    PAID FOR FISCAL   FISCAL PERIOD      FOR FISCAL YEAR
                   INCEPTION                  YEAR ENDED MARCH   YEAR ENDED MARCH   ENDED DECEMBER          ENDED
FUND NAME             DATE     ADVISORY FEE       31, 2007           31, 2008          31, 2008       DECEMBER 31, 2009
---------          ---------   ------------   ----------------   ----------------   --------------   ------------------
Managed Futures
   Strategy Fund    3/2/2007       0.90%           $39,487          $1,834,381        $5,915,510         $17,387,309


Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio. The Advisor has contractually agreed to waive the management fee it receives from the Funds in an amount equal to the management fee paid to the Advisor by each Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Funds' Board of Trustees for such termination. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.


After their initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


PORTFOLIO MANAGERS

This section includes information about each Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:


                     REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES(1, 2)               VEHICLES(1)             OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
      NAME          ACCOUNTS   TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
      ----         ---------   -------------   ---------   ------------   ---------   ------------
Michael P. Byrum      152      $13.3 billion       1       $117 million       1       Less than $5
                                                                                         million
Michael Dellapa       152      $13.3 billion       1       $117 million       8       Less than $5
                                                                                         million
Ryan Harder           152      $13.3 billion       1       $117 million       6       Less than $5
                                                                                         million

1    Information provided is as of December 31, 2009.


2 On December 31, 2009, the portfolio managers managed one registered investment company, the Rydex Variable Trust Multi-Cap Core Equity Fund, that was subject to a performance based advisory fee. The Fund had $2.4 million in assets under management as of December 31, 2009. On April 23, 2010, the Rydex Variable Trust Multi-Cap Core Equity Fund liquidated its assets and ceased operations. Therefore, as of the date of this SAI, none of the portfolio managers manage any accounts subject to a performance based advisory fee.


CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.

Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his/her management of the Funds. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short term and long term incentive plan.

The Short Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the Company's success as determined by management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


PORTFOLIO MANAGER                FUND NAME                 DOLLAR RANGE OF SHARES OWNED
-----------------   ------------------------------------   ----------------------------
Michael P. Byrum    Long/Short Commodities Strategy Fund               None
                       Managed Futures Strategy Fund                   None
                        Multi-Hedge Strategies Fund              $50,000-$100,000
                         Commodities Strategy Fund                     None

Michael Dellapa     Long/Short Commodities Strategy Fund               None
                       Managed Futures Strategy Fund                   None
                        Multi-Hedge Strategies Fund               $10,001-$50,000
                         Commodities Strategy Fund                     None

Ryan Harder         Long/Short Commodities Strategy Fund               None
                       Managed Futures Strategy Fund                   None
                        Multi-Hedge Strategies Fund                    None
                         Commodities Strategy Fund                     None


THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to each Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund. The service fee contractual rate paid to the Servicer by the Funds is set forth in the table below.


For the fiscal years ended March 31, 2007, 2008 and 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, the Funds (excluding the Managed Futures Strategy Fund) paid the following service fees to the Servicer:


                                         ADMINISTRATIVE      ADMINISTRATIVE       ADMINISTRATIVE    ADMINISTRATIVE SERVICE
                                        SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID     FEES PAID FOR THE
                               FUND      FOR THE FISCAL      FOR THE FISCAL       FOR THE FISCAL      FISCAL PERIOD FROM
                            INCEPTION   YEAR ENDED MARCH    YEAR ENDED MARCH     YEAR ENDED MARCH   APRIL 1, 2009 THROUGH
FUND NAME                      DATE         31, 2007            31, 2008             31, 2009         DECEMBER 31, 2009
---------                   ---------   -----------------   -----------------   -----------------   ----------------------
Long/Short Commodities
   Strategy Fund            6/25/2009              *                   *                   *                $ 49,304**
Multi-Hedge Strategies
   Fund                     9/19/2005            ***                  ***                 ***                    ***
Commodities Strategy Fund   5/25/2005       $117,332             $212,839            $287,810               $127,025

*** The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

*    Not in operation for the period indicated.


**   From commencement of operations on June 25, 2009.


For the fiscal years ended March 31, 2007 and 2008, the fiscal period from April 1, 2008 to December 31, 2008, and for the fiscal year ended December 31, 2009, the Managed Futures Strategy Fund paid the following service fees to the
Servicer:


                                             ADMINISTRATIVE       ADMINISTRATIVE     ADMINISTRATIVE        ADMINISTRATIVE
                                            SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID    SERVICE FEES PAID
                                              FOR THE FISCAL      FOR THE FISCAL     FOR THE FISCAL     FOR THE FISCAL YEAR
                                FUND         YEAR ENDED MARCH    YEAR ENDED MARCH     PERIOD ENDED       ENDED DECEMBER 31,
FUND NAME                  INCEPTION DATE       31, 2007             31, 2008       DECEMBER 31, 2008           2009
---------                  --------------   -----------------   -----------------   -----------------   -------------------
Managed Futures Strategy
   Fund                       3/2/2007           $10,969             $509,550           $1,643,197           $4,829,805


Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Funds. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended March 31, 2008 and 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, the Funds (excluding the Managed Futures Strategy Fund) paid the following accounting service fees to the
Servicer:


                                                                ACCOUNTING       ACCOUNTING     ACCOUNTING SERVICE
                                              ACCOUNTING       SERVICE FEES     SERVICE FEES     FEES PAID FOR THE
                                          SERVICE FEES PAID    PAID FOR THE     PAID FOR THE    FISCAL PERIOD FROM
                                 FUND       FOR THE FISCAL      FISCAL YEAR      FISCAL YEAR       APRIL 1, 2009
                              INCEPTION    YEAR ENDED MARCH   ENDED MARCH 31,    ENDED MARCH   THROUGH DECEMBER 31,
FUND NAME                        DATE          31, 2007            2008           31, 2009             2009
---------                     ---------   -----------------   ---------------   ------------   --------------------
Long/Short Commodities
   Strategy Fund              6/25/2009              *                  *                *           $19,721**
Multi-Hedge Strategies Fund   9/19/2005            ***                ***              ***               ***
Commodities Strategy Fund     5/25/2005        $46,933            $85,136         $114,298           $50,810

*    Not in operation for the period indicated.


**   From commencement of operations on June 25, 2009.


*** The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

For the fiscal years ended March 31, 2007 and 2008, the fiscal period from April 1, 2008 to December 31, 2008, and for the fiscal year ended December 31, 2009, the Managed Futures Strategy Fund paid the following accounting service fees to the Servicer:


                                                            ACCOUNTING
                                                           SERVICE FEES        ACCOUNTING
                                    ACCOUNTING SERVICE     PAID FOR THE    SERVICE FEES PAID   ACCOUNTING SERVICE
                                     FEES PAID FOR THE     FISCAL YEAR       FOR THE FISCAL     FEES PAID FOR THE
                        FUND         FISCAL YEAR ENDED   ENDED MARCH 31,      PERIOD ENDED      FISCAL YEAR ENDED
FUND NAME          INCEPTION DATE     MARCH 31, 2007           2008        DECEMBER 31, 2008    DECEMBER 31, 2009
---------          --------------   ------------------   ---------------   -----------------   ------------------
Managed Futures
   Strategy Fund      3/2/2007            $4,387             $197,258           $447,226             $918,925


DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. The Funds current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 under the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

For the fiscal year ended March 31, 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, the Funds (excluding the Managed Futures Strategy Fund) paid the following fees pursuant to the plans described above:

                                                     A-CLASS                 C-CLASS                  H-CLASS
                                                (0.25% 12B-1 FEE)       (1.00% 12B-1 FEE)        (0.25% 12B-1 FEE)
                                              ---------------------   ---------------------    ---------------------
                                                            FISCAL                  FISCAL                   FISCAL
                                                FISCAL      PERIOD      FISCAL      PERIOD       FISCAL      PERIOD
                                    FUND      YEAR ENDED    ENDED     YEAR ENDED    ENDED      YEAR ENDED    ENDED
                                  INCEPTION    MARCH 31,   DECEMBER    MARCH 31,   DECEMBER     MARCH 31,   DECEMBER
FUND NAME                           DATE         2009      31, 2009      2009      31, 2009       2009      31, 2009
---------                         ---------   ----------   --------   ----------   --------    ----------   --------
Long/Short Commodities Strategy
   Fund                           6/25/2009           *    $ 7,540**          *    $  8,664**          *    $ 39,599**
Multi-Hedge Strategies Fund       9/19/2005    $130,559    $63,391     $423,942    $212,860     $251,786    $136,681
Commodities Strategy Fund         5/24/2005    $ 42,520    $15,922     $ 81,843    $ 44,455     $224,829    $ 99,990

*    Not in operation for the period indicated.




**   From commencement of operations on June 25, 2009.


For the fiscal year ended December 31, 2009, the Managed Futures Strategy Fund paid the following fees pursuant to the plans described above:


                                                                   C-CLASS
                                     FUND        A-CLASS (0.25%     (1.00%     H-CLASS (0.25%
FUND NAME                       INCEPTION DATE     12B-1 FEE)     12B-1 FEE)     12B-1 FEE)
---------                       --------------   --------------   ----------   --------------
Managed Futures Strategy Fund      3/2/2007        $1,264,652     $1,925,778     $3,083,709


OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS -- The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (I.E., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' prospectuses, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.


As of the date of this SAI, the Distributor and/or Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or Advisor pay the following fees, based on the assets invested in the Funds, for services provided to the Rydex Fund complex, including Rydex Funds and share classes of Rydex Funds not offered in this SAI:



                                                  PAYMENTS DURING LAST
             FINANCIAL INTERMEDIARY                    FISCAL YEAR
-----------------------------------------------   --------------------
Charles Schwab & Co., Inc. (Schwab)                    $2,581,646
National Financial Services LLC (NFS)                  $3,195,305
Nationwide                                             $   19,009
E*Trade                                                $ 113, 308
Prudential Securities Inc./Wachovia Securities,
   LLC/Wells Fargo Investments LLC                     $  412,070
Citigroup Global Markets Inc.                          $  128,496
Merrill Lynch & Co, Inc.                               $  118,334
Pershing LLC                                           $  332,340
UBS Financial                                          $   99,137
TD Ameritrade                                          $  128,979
Morgan Stanley & Co., Incorporated                     $  104,391
Security Benefit Corporation                           $1,379,787
LPL Financial Corporation                              $  155,016
Ceros Financial Services, Inc.                         $  309,268
Raymond James Financial, Inc.                          $    2,046
Jefferson National Securities Corporation              $  122,721
Keyport                                                $    1,692
Keyport Benefit                                        $      146
GE Life                                                $    8,373
Lincoln Benefit                                        $    5,904
Sun Life                                               $      740
SAGE Life                                              $    1,477
Penn Mutual                                            $      592
Phoenix Life                                           $   13,776


The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund's portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 2010, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

                                                                                                                   PERCENTAGE OF
FUND/SHARE CLASS                               NAME                                       ADDRESS                    OWNERSHIP
------------------------   --------------------------------------------   --------------------------------------   -------------
Long/Short Commodities     RYDEX ALTERNATIVE STRATEGIES ALLOCATION FUND    9601 BLACKWELL RD, STE 500 ROCKVILLE,
Strategy Fund - A-Class                                                                  MD 20850                      11.08%
Shares
                              SCHWAB SPECIAL CUSTODY ACCOUNT - REINV           ATTN: MUTUAL FUNDS TEAM E 101
                                     FOR BENEFIT OF CUSTOMERS               MONTGOMERY STREET SAN FRANCISCO, CA
                                                                                        94104-4122                     10.94%

Long/Short Commodities     NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE     200 LIBERTY STREET NEW YORK, NY
Strategy Fund - H-Class    BENEFIT OF OUR CUSTOMERS RUSS LENNON           10281-9999                                   47.86%
Shares

                           SCHWAB SPECIAL CUSTODY ACCOUNT - REINV         ATTN: MUTUAL FUNDS TEAM E 101
                           FOR BENEFIT OF CUSTOMERS                       MONTGOMERY STREET SAN FRANCISCO, CA
                                                                          94104-4122                                   23.87%

Multi-Hedge Strategies       RYDEX ALTERNATIVE STRATEGIES ALLOCATION       9601 BLACKWELL RD, STE 500 ROCKVILLE,
Fund - A-Class Shares                          FUND                                      MD 20850                      27.31%

Commodities Strategy        MG Trust Company Cust. FBO GREENBROOK IMA      700 17TH STREET SUITE 300 DENVER, CO
Fund - A-Class Shares                                                                      80202                       13.77%

                                  RYDEX ALL-ASSET MODERATE FUND            9601 BLACKWELL RD, STE 500 ROCKVILLE,
                                                                                         MD 20850                       7.74%

Managed Futures Strategy   SCHWAB SPECIAL CUSTODY ACCOUNT - REINV         ATTN: MUTUAL FUNDS TEAM E 101
Fund - H-Class Shares      FOR BENEFIT OF CUSTOMERS                       MONTGOMERY STREET SAN FRANCISCO, CA
                                                                          94104-4122                                   27.88%

                           PRUDENTIAL INVESTMENT MANAGEMENT SERVICES      MAILSTOP NJ-05-11-20
                           FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE        100 MULBERRY STREET NEWARK, NJ 07102
                           UNIT                                                                                         6.06%

                           NATIONAL FINANCIAL SVCS CORP  FOR EXCLUSIVE    200 LIBERTY STREET
                           BENEFIT OF OUR CUSTOMERS RUSS LENNON           NEW YORK, NY 10281-9999                      22.33%

Multi-Hedge Strategies     NATIONAL FINANCIAL SVCS CORP  FOR EXCLUSIVE    200 LIBERTY STREET
Fund - H-Class Shares      BENEFIT OF OUR CUSTOMERS RUSS LENNON           NEW YORK, NY 10281-9999                      16.50%

                           PRUDENTIAL INVESTMENT MANAGEMENT SERVICES      MAILSTOP NJ-05-11-20
                           FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE        100 MULBERRY STREET
                           UNIT                                           NEWARK, NJ 07102                             10.74%

                           SCHWAB SPECIAL CUSTODY ACCOUNT - REINV         ATTN: MUTUAL FUNDS TEAM E 101
                           FOR BENEFIT OF CUSTOMERS                       MONTGOMERY STREET  SAN FRANCISCO, CA
                                                                          94104-4122                                   10.94%

                           CITIGROUP GLOBAL MARKETS INC.                  333 WEST 34TH STREET - 3RD FLOOR
                                                                          NEW YORK, NEW YORK 10001                      9.08%

                                                                                                                   PERCENTAGE OF
FUND/SHARE CLASS                               NAME                                       ADDRESS                    OWNERSHIP
------------------------   --------------------------------------------   --------------------------------------   -------------
Commodities Strategy       NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE     200 LIBERTY STREET
Fund - H-Class Shares      BENEFIT OF OUR CUSTOMERS RUSS LENNON           NEW YORK, NY 10281-9999                      27.65%

                           SCHWAB SPECIAL CUSTODY ACCOUNT - REINV         ATTN: MUTUAL FUNDS TEAM E 101
                           FOR BENEFIT OF CUSTOMERS                       MONTGOMERY STREET SAN FRANCISCO, CA
                                                                          94104-4122                                   24.25%


DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating Net Asset Value." The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The NAV of a Fund is calculated by dividing the market value of the Fund's securities, including the market value of the Subsidiary's securities, plus the value of the Fund's other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available for any security in a Fund's or a Subsidiary's portfolio, the security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of a Fund's pricing cycle.


The Commodities Strategy Fund, Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund will regularly value its investments in structured notes at fair value and other investments at market prices.


OTC securities held by a Fund shall be valued at the NASDAQ Official Closing Price ("NOCP") on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to, at 10:45 a.m., Eastern Time, for the morning NAV, and at the close of the NYSE, usually 4:00 p.m., Eastern Time, for the afternoon NAV. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of foreign equity index and currency index swap agreements entered into by the Funds are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, a Fund values the swap based on a quote provided by a dealer in accordance with the fund's pricing procedures. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS


The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans' Day and will likely close early the business day before New Year's Day, Good Friday, Memorial Day, Thanksgiving (day after), and Christmas, as recommended by the Bond Market Association.


The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares Prospectuses. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

                                   AUTHORIZED DEALER COMMISSION
AMOUNT OF INVESTMENT                  AS % OF OFFERING PRICE
--------------------               ----------------------------
Less than $100,000                             4.00%
$100,000 but less than $250,000                3.00%
$250,000 but less than $500,000                2.25%
$500,000 but less than 1,000,000               1.20%
Greater than $1,000,000                        1.00%

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class Shares of the Rydex Funds that you own.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class Shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

AGGREGATING ACCOUNTS (GROUP PURCHASES)

     1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class Shares (other than A-Class Shares of the U.S. Government Money Market Fund, which is offered in a separate statement of additional information) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

          - trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

          -    solely controlled business accounts;

          -    single participant retirement plans; or

          - endowments or foundations established and controlled by you or your immediate family.

     2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

     3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

     CALCULATING THE INITIAL SALES CHARGE:

     - Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectuses).

     - It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     - The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

     FULFILLING THE INTENDED INVESTMENT

     - By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     CANCELING THE LOI

     - If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

     - If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectuses.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Funds' Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test"). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from "securities" for purposes of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund's shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.

Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

With respect to investments by the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and the Multi-Hedge Strategies Fund in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Funds will be required to include as part of their current income the imputed interest on such obligations even though the Funds have not received any interest payments on such obligations during that period. Because the Funds distribute all of their net investment income to their shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

SPECIAL CONSIDERATIONS APPLICABLE TO THE LONG/SHORT COMMODITIES STRATEGY FUND, MANAGED FUTURES STRATEGY FUND AND COMMODITIES STRATEGY FUND

One of the requirements for qualification as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code is that the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund each derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). As described in the Funds' Prospectuses, each Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes.

The status of the swap contracts and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Internal Revenue Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Long/Short Commodities Strategy Fund and Commodities Strategy Fund invests will not be considered qualifying income after September 30, 2006. The Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of each Fund's gross income.

The Managed Futures Strategy Fund and Commodities Strategy Fund have received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Managed Futures Strategy Fund and Commodities Strategy Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can continue to successfully operate the Managed Futures Strategy Fund and Commodities Strategy Fund in a manner consistent with each Fund's current investment objective by investing in certain commodities-linked structured notes.

If the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and/or Commodities Strategy Fund were to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund or Commodities Strategy Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to diminished investment returns.

OPTIONS TRANSACTIONS BY THE FUNDS

If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in a Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

Each Fund, in its operations, also will utilize options on securities indices. Options on "broad based" securities indices are classified as "non-equity options" under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter,

"blended gain or loss"). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Funds involving non equity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

A Fund's transactions in certain options, under some circumstances, could preclude a Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Internal Revenue Code.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

BACK-UP WITHHOLDING

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

TAX IMPLICATIONS OF INVESTMENT IN THE SUBSIDIARIES

Each Fund intends to invest up to 25% of its assets in its respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirement under Subchapter M of the Internal Revenue Code. The Managed Futures Strategy Fund and the Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income they receive from their respective Subsidiaries will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Long/Short Commodities Strategy Fund and the Multi-Hedge Strategies Fund intend to invest in their respective Subsidiaries on a basis consistent with the private letter ruling issued to the Managed Futures Strategy Fund and Commodities Strategy Fund. The Long/Short Commodities Strategy Fund and the Multi-Hedge Strategies Fund intend to also take the position that the income they receive from their respective Subsidiaries will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code.

Each Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which each Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiaries' securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiaries' activities were determined not to be of the type described in the Safe Harbor or if the Subsidiaries' gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiaries may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Fund will wholly-own its Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Funds are each a U.S. person that will own all of the stock of its Subsidiary, the Funds will each be a "U.S. Shareholder" and the Subsidiaries will each be a CFC. As a "U.S. Shareholder," each Fund will be required to include in its gross income for United States federal income tax purposes all of its Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiaries' income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Funds' recognition of the Subsidiaries' "subpart F income" will increase the Funds' tax basis in the Subsidiaries. Distributions by the Subsidiaries to the Funds will be tax-free, to the extent of their previously undistributed "subpart F income," and will correspondingly reduce the Funds' tax basis in the Subsidiaries. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiaries' underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiaries by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Funds if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

OTHER ISSUES

With respect to investments in STRIPs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of December 31, 2009, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

                INDIVIDUAL/ENTITY               FREQUENCY        TIME LAG
---------------------------------------------   ---------   ------------------
Morningstar                                      Monthly    1-10 calendar days
Lipper                                           Monthly    1-10 calendar days

                INDIVIDUAL/ENTITY               FREQUENCY        TIME LAG
---------------------------------------------   ---------   ------------------
Bloomberg                                        Monthly    1-10 calendar days
Thompson Financial                              Quarterly   1-10 calendar days
Standard & Poor's                               Quarterly   1-10 calendar days
Vickers Stock Research                          Quarterly   1-10 calendar days
Institutional Shareholder Services (formerly,
Investor Responsibility Research Center)          Weekly    1-5 business days

The Funds' Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydex-sgi.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.


INDEX PUBLISHERS INFORMATION


COMMODITIES STRATEGY FUND

Standard & Poor's (the "Index Publisher") does not sponsor, endorse, sell or promote any Rydex Fund and makes no representation or warranty, implied or express, to the investors in the Commodities Strategy Fund, or any members of the public, regarding:

     -    the advisability of investing in index funds;

     -    the ability of any index to track stock market performance;

     - the accuracy and/or the completeness of the aforementioned indices or any data included therein;

     - the results to be obtained by the Commodities Strategy Fund, the investors in the Commodities Strategy Fund, or any person or entity from the use of the indices or data included therein; and

     - the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.

Further, the Index Publisher does not:

     - Recommend that any person invest in the Commodities Strategy Fund or any other securities;

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Commodities Strategy Fund, including calculation of NAV;

     - Have any responsibility or liability for the administration, management or marketing of the Commodities Strategy Fund;

     - Consider the needs of the Commodities Strategy Fund or the investors in the Commodities Strategy Fund in determining, composing or calculating the indexes or has any obligation to do so;

     - Will have any liability in connection with the Fund or for any errors, omissions or interruptions in connection with the indexes or the related data;

     - Will be liable for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.

MANAGED FUTURES STRATEGY FUND

The Managed Futures Strategy Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Alpha Financial Technologies, Inc. ("AFT"), the owner of the S&P DTI. S&P and AFT make no representation, condition, warranty, express or implied, to the owners of the Managed Futures Strategy Fund or any member of the public regarding the advisability of investing in securities generally or in the Managed Futures Strategy Fund particularly or the ability of the S&P DTI to provide a basis for superior investment performance. S&P's and AFT's only relationship to Licensee is the licensing of certain of their trademarks and of the S&P DTI, which is determined, composed and calculated without regard to Licensee or the Managed Futures Strategy Fund. S&P and AFT have no obligation to take the needs of Licensee or the owners of the Managed Futures Strategy Fund into consideration in determining, composing or calculating the S&P DTI. S&P and AFT are not responsible for and have not participated in the determination of the prices and amount of the Managed Futures Strategy Fund or the timing of the issuance or sale of the Managed Futures Strategy Fund or in the determination or calculation of the equation by which the Managed Futures Strategy Fund is to be converted into cash. S&P and AFT have no obligation or liability in connection with the administration, marketing, or trading of the Managed Futures Strategy Fund.

S&P and AFT do not guarantee the accuracy and/or the completeness of the S&P DTI or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P and AFT make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Managed Futures Strategy Fund, or any other person or entity from the use of the S&P DTI or any data included therein. S&P and AFT make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P DTI or any data included therein. Without limiting any of the foregoing, in no event shall S&P or AFT have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P DTI or any data included therein, even if notified of the possibility of such damages.

JP MORGAN SECURITIES LTD.

The JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index ("Index") was developed, compiled, prepared and arranged by J.P. Morgan Securities Ltd. ("JPMorgan") through expenditure of substantial time, effort and money and constitutes valuable intellectual property and a trade secret of JPMorgan and all proprietary and intellectual property rights of any nature, including patents, copyrights, trademarks and trade secrets regarding the Index, and any and all copies, modifications, enhancements and derivative works thereof are owned by and will remain the property of JPMorgan. Copyright to this document may belong to unaffiliated third parties.

The Long/Short Commodities Strategy Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the Long/Short Commodities Strategy Fund or any member of the public regarding the advisability of investing in securities generally or in the Long/Short Commodities Strategy Fund particularly or the ability of the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long Short Total Return Index (the "Index") to track the investment opportunities in the commodity futures and forwards markets or otherwise achieve its objective. JPMorgan has no obligation to take the needs of Rydex Investments or the owners of the Long/Short Commodities Strategy Fund into consideration in determining, composing or calculating the Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Long/Short Commodities Strategy Fund to be issued or in the determination or calculation of the equation by which the Long/Short Commodities Strategy Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the Long/Short Commodities Strategy Fund. It is expected that affiliates of JPMorgan, the publisher of the underlying index, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.

THE INDEX IS PROVIDED "AS IS" WITH ANY AND ALL FAULTS. JPMORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX AND/OR ANY INFORMATION RELATING TO THE LONG/SHORT COMMODITIES STRATEGY FUND AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR THE LONG/SHORT COMMODITIES STRATEGY FUND. JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE LONG/SHORT COMMODITIES STRATEGY FUND, OR BY ANY OTHER PERSON OR ENTITY FROM ANY USE OF THE INDEX AND/OR LONG/SHORT COMMODITIES STRATEGY FUND. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE INDEX AND/OR THE LONG/SHORT COMMODITIES STRATEGY FUND, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE INDEX AND/OR THE LONG/SHORT COMMODITIES STRATEGY FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

STANDARD & POOR'S

The Commodities Strategy Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P does not make any representation, condition, warranty, express or implied, to the owners of the Commodities Strategy Fund or any member of the public regarding the advisability of investing in securities generally or in the Commodities Strategy Fund particularly or the ability of the S&P GSCITM Commodity Index to track general stock market performance. S&P's only relationship to Rydex Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P GSCITM Commodity Index which is determined, composed and calculated by S&P without regard to Licensee or the Commodities Strategy Fund. S&P has no obligation to take the needs of Licensee or the owners of the Commodities Strategy Fund into consideration in determining, composing or calculating the S&P GSCITM Commodity Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Commodities Strategy Fund or the timing of the issuance or sale of the Commodities Strategy Fund or in the determination or calculation of the equation by which the Commodities Strategy Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Commodities Strategy Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P GSCI(TM) Commodity Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Commodities Strategy Fund, or any other person or entity from the use of the S&P GSCITM Commodity Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P GSCITM Commodity Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and each of the Funds. The Subsidiaries have also entered into arrangements with Ernst & Young LLP to serve as each Subsidiary's independent registered public accounting firm.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records. The Custodian also serves as the custodian for the Subsidiaries.

FINANCIAL STATEMENTS


The Funds' audited financial statements for the fiscal year ended December 31, 2009, with respect to Managed Futures Strategy Fund and Long/Short Commodities Strategy Fund, and for the fiscal year ended March 31, 2009 and for the fiscal period from April 1, 2009 through December 31, 2009, with respect to Commodities Strategy Fund and Multi-Hedge Strategies Fund, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference into this SAI. A copy of the Funds' 2009 Annual Report to Shareholders may be obtained by telephoning the transfer agent at 800.820.0888 or 301.296.5100 or by visiting www.rydex-sgi.com.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION

PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES

A.   Proxy Voting Policies

Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B.   Proxy Voting Procedures

Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

Certain funds are structured as fund of funds and invest their assets primarily in other underlying funds (the "Funds of Funds"). The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called "mirror" or "echo" voting).

VII. ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VIII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

IX.  RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information.

With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                    Vote With Mgt.
B. Chairman and CEO is the Same Person                           Vote With Mgt.
C. Majority of Independent Directors                             Vote With Mgt.
D. Stock Ownership Requirements                                  Vote With Mgt.
E. Limit Tenure of Outside Directors                             Vote With Mgt.
F. Director and Officer Indemnification and Liability
   Protection                                                    Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election            Vote With Mgt.
B. Reimburse Proxy Solicitation                                  Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                            Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                            Vote With Mgt.
B. Cumulative Voting                                             Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                  Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification               Case-by-Case
B. Fair Price Provisions                                         Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                    Vote With Mgt.
      To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                    Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                           Vote With Mgt.
B. Equal Access                                                  Vote With Mgt.
C. Bundled Proposals                                             Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                    Vote With Mgt.
B. Stock Splits                                                  Vote With Mgt.
C. Reverse Stock Splits                                          Vote With Mgt.
D. Preemptive Rights                                             Vote With Mgt.
E. Share Repurchase Programs                                     Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and
   Directors Pay                                                 Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes         Vote With Mgt.
C. Employee Stock Ownership Plans                                Vote With Mgt.
D. 401(k) Employee Benefit Plans                                 Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                Vote With Mgt.
B. Voting on Reincorporation Proposals                           Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                      Case-by-Case
B. Corporate Restructuring                                       Vote With Mgt.
C. Spin-Offs                                                     Vote With Mgt.
D. Liquidations                                                  Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                         Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                            800.820.0888 301.296.5100
                                WWW.RYDEX-SGI.COM

This Statement of Additional Information ("SAI") relates to I-Class Shares of the following series (the "Fund") of Rydex Series Funds (the "Trust"):

                           GLOBAL MARKET NEUTRAL FUND


This SAI is not a prospectus. It should be read in conjunction with the Fund's prospectus for the Fund's I-Class Shares dated May 1, 2010 ( the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. Copies of the Fund's Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Fund's financial statements for the fiscal year ended March 31, 2009 and the semi-annual period ended September 30, 2009 are included in the Fund's Annual Report to Shareholders and Semi-Annual Report, respectively, each of which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.


                       The date of this SAI is May 1, 2010

GENERAL INFORMATION ABOUT THE TRUST................................      2
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS...................      2
INVESTMENT RESTRICTIONS............................................     20
BROKERAGE ALLOCATION AND OTHER PRACTICES...........................     22
MANAGEMENT OF THE TRUST............................................     25
PRINCIPAL HOLDERS OF SECURITIES....................................     43
DETERMINATION OF NET ASSET VALUE...................................     44
PURCHASE AND REDEMPTION OF SHARES..................................     45
DIVIDENDS, DISTRIBUTIONS, AND TAXES................................     46
OTHER INFORMATION..................................................     52
COUNSEL............................................................     53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................     53
CUSTODIAN..........................................................     53
FINANCIAL STATEMENTS...............................................     53
APPENDIX A - DESCRIPTION OF RATINGS................................    A-1
APPENDIX B - SECURITY GLOBAL INVESTORS, LLC PROXY VOTING POLICIES
AND PROCEDURES ....................................................    B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (I.E., funds) and different classes of shares, and additional series and/or classes of shares may be created from time to time. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The Fund is an open-end management investment company. Currently, the Trust offers fifty-five (55) separate funds that issue a combination of Investor Class Shares, Investor2 Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, H-Class Shares, I-Class Shares and/or Y-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirements. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales charge is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes."

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Fund's Prospectus. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of the majority of the Fund's outstanding shares.

PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the Fund's investment advisor. PADCO Advisors, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the Fund's investment sub-advisor. The investment strategies of the Fund discussed below and in the Prospectus may, consistent with the Fund's investment objective and limitations, be used by the Fund if, in the opinion of the Sub-Advisor these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives. The following information supplements, and should be read in conjunction with the Fund's Prospectus.

BORROWING

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Sub-Advisor believes that the Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Fund does not anticipate doing so, the Fund is authorized to pledge (I.E., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund's total assets in connection with any borrowing.


CURRENCY TRANSACTIONS

FOREIGN CURRENCIES. The Fund will invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

- INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

- TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

- INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

- BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

- POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

- GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund's investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

CURRENCY-RELATED DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS. Although the Fund does not currently expect to engage in currency hedging, the Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options ("OTC options") on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Sub-Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Sub-Advisor believes that the value of the krone will decline against the U.S. Dollar, the Sub-Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.


Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

While the Fund does not anticipate doing so, the Fund may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund will regularly enter into forward currency contracts.

The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.


The Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Fund may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").


The Fund currently does not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Fund engages in an offsetting transaction, the Fund may later enter into a new forward currency contract to sell the currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may convert its holdings of foreign currencies into U.S. Dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.

Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

EQUITY SECURITIES

The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. In addition, the Fund may purchase equity securities traded on exchanges all over the world, including the U.S., or the over-the-counter market. The Fund may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

- INITIAL PUBLIC OFFERINGS ("IPOS"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with a small asset bases. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

- WARRANTS. As a matter of non-fundamental policy, the Fund does not invest in warrants. However, the Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Fund generally intends to hold such warrants until they expire. The Fund, however, reserves the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- RIGHTS. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

FIXED INCOME SECURITIES

The Fund may invest in fixed income securities. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's NAV. Additional information regarding fixed income securities is described below:

- DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

DEBT SECURITIES. The Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

FOREIGN ISSUERS


The Fund may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protects the Fund from the foreign settlement risks described below. GDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs may be issued in bearer form and may be denominated in other currencies, and are generally designed for use in securities markets outside the U.S.


Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EMERGING MARKETS. The Fund may invest in emerging markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Fund may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent the Fund uses futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Sub-Advisor determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES


The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the securities. Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.


Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may also invest in the securities of other investment companies if the Fund is part of a "master-feeder" structure or operates as a fund of funds in compliance with
Section 12(d)(1)(E), (F) and (G) and the rules thereunder. The Fund will only make such investments in conformity with the requirements of Section 817 of the Internal Revenue Code. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.


If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.


Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Trust has entered into agreements with several ETFs that permit, pursuant to an SEC order, certain Rydex Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.


LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

In general, the Sub-Advisor manages the Fund without regard to restrictions on portfolio turnover. The Fund's investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that the Fund uses derivatives, they will generally be short-term derivative instruments. As a result, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. Nonetheless, because a redemption fee is charged on frequent redemptions, the transaction costs associated with any portfolio turnover is offset by the redemption fees collected by the Fund.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with financial institutions. The Fund has adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, exercising the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.


REVERSE REPURCHASE AGREEMENTS


The Fund may enter into reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.


SHORT SALES

The Fund will regularly engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

SWAP AGREEMENTS

The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Most swap agreements (but generally not credit default swaps) entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Sub-Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. GOVERNMENT SECURITIES


The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.


Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate

     (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

The Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or
     (F), if such fund is an Asset Allocation Underlying Fund or an Alternative Strategies Allocation Underlying Fund (the Rydex Asset Allocation Funds and Rydex Alternative Strategies Allocation Fund, which are funds of funds, are described in a separate Statement of Additional Information dated August 1,
     2009).


5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.


6.   Invest in companies for the purpose of exercising control.

7. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

8. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

9. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.


With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading "Fundamental Policies" and the non-fundamental limitation on illiquid securities described in paragraph 9 above, under the heading "Non-Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, the Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. Further, because open-end investment companies can borrow money only from banks, the limitations set forth in paragraph 1 under the heading "Fundamental Policies" apply only when the Fund borrows money from a bank, and the Fund may purchase securities when its borrowings exceed 5% of its total assets provided that such purchases are not made for investment purposes (e.g. the purchases are made to cover existing Fund obligations such as an obligation to cover a short sale).


BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision by the Advisor and the Board, SGI is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. SGI expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and regulations thereunder.

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, SGI may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or to the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of SGI, and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, SGI believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended March 31, 2007, 2008, 2009, the Fund paid the following brokerage commissions:



                                                 AGGREGATE BROKERAGE         AGGREGATE BROKERAGE         AGGREGATE BROKERAGE
                             FUND INCEPTION   COMMISSIONS DURING FISCAL   COMMISSIONS DURING FISCAL   COMMISSIONS DURING FISCAL
FUND NAME                         DATE             YEAR ENDED 2007             YEAR ENDED 2008             YEAR ENDED 2009
---------                    --------------   -------------------------   -------------------------   -------------------------
Global Market Neutral Fund      3/30/2009                 *                           *                       $19,047**


*    Not in operation for the period indicated.

**   From commencement of operations on March 30, 2009.




BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SGI may select a broker based upon brokerage or research services provided to SGI. SGI may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits SGI, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, SGI may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, SGI believe that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which SGI might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. SGI may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SGI will be in addition to and not in lieu of the services required to be performed by SGI under the sub-advisory agreement. Any advisory or other fees paid to SGI are not reduced as a result of the receipt of research services.

In some cases SGI may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, SGI makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SGI will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SGI faces a potential conflict of interest, but SGI believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide SGI with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's fiscal year ended March 31, 2009, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to SGI.


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, SGI, or Rydex Distributors, Inc., (the "Distributor"), the distributor of the Fund's shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Fund's objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor, SGI or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended March 31, 2007, 2008, and 2009, the Fund did not pay brokerage commissions to the Distributor.



SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2009, the Fund held the following securities of the Trust's "regular brokers or dealers":



                                                            TOTAL $ AMOUNT OF SECURITIES OF
FUND NAME                     FULL NAME OF BROKER/DEALER    EACH REGULAR BROKER-DEALER HELD
---------                    ----------------------------   -------------------------------
Global Market Neutral Fund   Morgan Stanley                            $  251,829
                             Credit Suisse Group                       $9,923,816
                             Mizuho Financial Group, Inc.              $3,660,641

MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust are overseen by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Fund and each of the Trust's other funds, which are not described in this SAI. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Trust. Like most mutual funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Sub-Advisor, Distributor, and Servicer. The Board is responsible for overseeing the Trust's service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, I.E., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. Under the oversight of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Fund's service providers the importance of consistent and vigorous risk management.



The Board's role in risk management oversight begins before the inception of each fund, at which time the fund's primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund's operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust's Chief Compliance Officer and the fund's independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.



The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and Sub-Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Advisor and Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisor to review such services. Among other things, the Board regularly considers the Advisor's and Sub-Advisor's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments, including, for example, portfolio holdings schedules and reports on the Advisor's and/or Sub-Advisor's use of higher-risk financial instruments, such as derivatives, in managing the Fund, if any, as well as reports on the Fund's investments in other investment companies, if any. The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor and Sub-Advisor risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Advisor and Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.



The Board receives periodic reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Advisor's Valuation and Credit Review

Committees, in particular, make regular reports to the Board concerning investments for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures and the creditworthiness of investment counterparties, respectively. Annually, the Trust's independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.



From their review of these reports and discussions with the Advisor, Sub-Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about any material risks associated with the Fund, thereby facilitating a dialogue about how each of the service providers identify and mitigate those risks.



The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Advisor, Sub-Advisor, and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's risk management oversight is subject to limitations.


MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


The Chairman of the Board, John O. Demaret, is not an interested person, as that term is defined by the 1940 Act, of the Fund and is an "independent Trustee." The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Chairman of the Board is an independent Trustee; only one member of the eight-member Board is an interested Trustee; the fact that the chairperson of each Committee of the Board is an independent Trustee; and the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
     NAME, ADDRESS             POSITION(S) HELD WITH                                             OVERSEEN
      AND AGE OF           THE TRUST, TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)       BY TRUSTEE/     OTHER DIRECTORSHIPS
    TRUSTEE/OFFICER            LENGTH OF TIME SERVED               DURING PAST 5 YEARS          OFFICER**        HELD BY TRUSTEE
----------------------   --------------------------------   --------------------------------   -----------   -----------------------
                                                        INTERESTED TRUSTEES*

Richard Goldman (49)     Trustee and President from 2009    PADCO ADVISORS, INC.: Director         164       Security Equity Fund
                         to present                         and Chief Executive Officer from                 (10); Security Large
                                                            January 2009 to present                          Cap Value Fund (2);
                                                                                                             Security Mid Cap Growth
                                                            PADCO ADVISORS II, INC.:                         Fund (1); Security
                                                            Director and Chief Executive                     Income Fund (2); SBL
                                                            Officer from January 2009 to                     Fund (15)
                                                            present

                                                            RYDEX DISTRIBUTORS, INC.:
                                                            President, Chief Executive
                                                            Officer and Director from
                                                            January 2009 to present

                                                            RYDEX FUND SERVICES, INC.:
                                                            Director from July 2009 to
                                                            present

                                                            RYDEX HOLDINGS, LLC: President
                                                            and Chief Executive Officer from
                                                            January 2009 to present

                                                            SECURITY BENEFIT CORPORATION:
                                                            Senior Vice President from March
                                                            2007 to present

                                                            FIRST SECURITY BENEFIT LIFE AND
                                                            ANNUITY INSURANCE COMPANY OF NEW
                                                            YORK: Director from September
                                                            2007 to present

                                                            SECURITY INVESTORS, LLC:
                                                            President from August 2007 to
                                                            present

                                                            SECURITY GLOBAL INVESTORS, LLC:
                                                            Manager and President from May
                                                            2007 to present

                                                            SECURITY DISTRIBUTORS, INC.:
                                                            Director from August 2007 to
                                                            2009

                                                            R.M. GOLDMAN PARTNER, LLC:
                                                            Managing Member from February
                                                            2006 to February 2007

                                                            FORSTMANNLEFF ASSOCIATES:
                                                            President and Chief Executive
                                                            Officer from August 2003 to
                                                            November 2005

                                                        INDEPENDENT TRUSTEES

Corey A. Colehour (64)   Trustee from 1993 to present;      Retired; President and Senior          164       None
                         and Member of the Audit and        Vice President of Schield
                         Governance and Nominating          Management Company (registered
                         Committees from 1995 to present.   investment adviser) from 2003 to
                                                            2006

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
     NAME, ADDRESS             POSITION(S) HELD WITH                                             OVERSEEN
      AND AGE OF           THE TRUST, TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)       BY TRUSTEE/     OTHER DIRECTORSHIPS
    TRUSTEE/OFFICER            LENGTH OF TIME SERVED               DURING PAST 5 YEARS          OFFICER**        HELD BY TRUSTEE
----------------------   --------------------------------   --------------------------------   -----------   -----------------------
J. Kenneth Dalton (69)   Trustee from 1995 to present;      Retired                                164       Trustee of Epiphany
                         Member of the Governance and                                                        Funds (4) since 2009
                         Nominating Committee from 1995
                         to present; and Chairman of the
                         Audit Committee from 1997 to
                         present.

John O. Demaret (70)     Trustee from 1997 to present;      Retired                                164       None
                         Chairman of the Board from 2006
                         to present; and Member of the
                         Audit and Governance and
                         Nominating Committees from 1997
                         to present.

Werner E. Keller (69)    Trustee and Member of the Audit    Founder and President of Keller        164       None
                         and Governance and Nominating      Partners, LLC (registered
                         Committees from 2005 to present.   investment adviser) from 2005 to
                                                            present; and Retired from 2001
                                                            to 2005

Thomas F. Lydon (50)     Trustee and Member of the Audit    President of Global Trends             164       Board of Directors of
                         and Governance and Nominating      Investments (registered                          US Global Investors
                         Committees from 2005 to present.   investment adviser) from 1996 to                 (GROW) (13) since April
                                                            present                                          1995

Patrick T. McCarville    Trustee from 1997 to present;      Chief Executive Officer of Par         164       None
(67)                     Chairman of the Governance and     Industries, Inc., d/b/a Par
                         Nominating Committee from 1997     Leasing from 1977 to present
                         to present; and Member of the
                         Audit Committee from 1997 to
                         present.

Roger Somers (65)        Trustee from 1993 to present;      Founder and Chief Executive            164       None
                         and Member of the Audit and        Officer of Arrow Limousine from
                         Governance and Nominating          1965 to present
                         Committees from 1995 to present.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
     NAME, ADDRESS             POSITION(S) HELD WITH                                             OVERSEEN
      AND AGE OF           THE TRUST, TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)       BY TRUSTEE/     OTHER DIRECTORSHIPS
    TRUSTEE/OFFICER            LENGTH OF TIME SERVED               DURING PAST 5 YEARS          OFFICER**        HELD BY TRUSTEE
----------------------   --------------------------------   --------------------------------   -----------   -----------------------
                                                              OFFICERS

Richard M. Goldman       President from 2009 to present     For Mr. Goldman's principal            164       For other directorships
(49)                                                        occupations for the past 5                       held by Mr. Goldman,
                                                            years, see the information                       see the information
                                                            included above under "Trustees"                  included above under
                                                                                                             "Trustees"

Michael P. Byrum (39)    Vice President from 1999 to        PADCO ADVISORS, INC.: Director         164       Not Applicable
                         present; Trustee from 2005 to      from January 2008 to present;
                         2009                               Chief Investment Officer from
                                                            August 2006 to present;
                                                            President from May 2004 to
                                                            present; and Secretary from
                                                            December 2002 to present

                                                            PADCO ADVISORS II, INC.:
                                                            Director from February 2008 to
                                                            present; Chief Investment
                                                            Officer from August 2006 to
                                                            present; President from May 2004
                                                            to present; and Secretary from
                                                            December 2002 to present

                                                            RYDEX CAPITAL PARTNERS I, LLC:
                                                            President and Secretary from
                                                            October 2003 to April 2007 (this
                                                            entity no longer exists)

                                                            RYDEX CAPITAL PARTNERS II, LLC:
                                                            President and Secretary from
                                                            October 2003 to April 2007 (this
                                                            entity no longer exists)

                                                            RYDEX FUND SERVICES, INC.:
                                                            Director from July 2009 to
                                                            present; Secretary from December
                                                            2002 to present; and Executive
                                                            Vice President from December
                                                            2002 to August 2006

                                                            RYDEX HOLDINGS, INC.: Secretary
                                                            from December 2005 to January
                                                            2008; and Executive Vice
                                                            President from December 2005 to
                                                            August 2006 (entity merged into
                                                            Rydex Holdings, LLC)

                                                            ADVISOR RESEARCH CENTER, INC.:
                                                            Secretary from May 2006 to
                                                            present; and Executive Vice
                                                            President from May 2006 to
                                                            August 2006

                                                            RYDEX SPECIALIZED PRODUCTS, LLC:
                                                            Manager from September 2005 to
                                                            present; and Secretary from
                                                            September 2005 to June 2008

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
     NAME, ADDRESS             POSITION(S) HELD WITH                                             OVERSEEN
      AND AGE OF           THE TRUST, TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)       BY TRUSTEE/     OTHER DIRECTORSHIPS
    TRUSTEE/OFFICER            LENGTH OF TIME SERVED               DURING PAST 5 YEARS          OFFICER**        HELD BY TRUSTEE
----------------------   --------------------------------   --------------------------------   -----------   -----------------------
                                                            RYDEX HOLDINGS, LLC: Chief
                                                            Investment Officer from January
                                                            2008 to present

                                                            RYDEX DISTRIBUTORS, INC.: Vice
                                                            President from October 2009 to
                                                            present

Nick Bonos (46)          Vice President and Treasurer       PADCO ADVISORS, INC.: Senior           164       Not Applicable
                         from 2003 to present.              Vice President of Fund Services
                                                            of PADCO Advisors, Inc. from
                                                            August 2006 to present

                                                            RYDEX FUND SERVICES, INC.: Chief
                                                            Executive Officer and President
                                                            from January 2009 to present;
                                                            Director from February 2009 to
                                                            July 2009; and Senior Vice
                                                            President from December 2003 to
                                                            August 2006

                                                            RYDEX SPECIALIZED PRODUCTS, LLC:
                                                            Manager from September 2005 to
                                                            present; Chief Executive Officer
                                                            from May 2009 to present; and
                                                            Chief Financial Officer from
                                                            September 2005 to May 2009

Joanna M. Haigney (43)   Chief Compliance Officer from      PADCO ADVISORS, INC.: Chief            164       Not Applicable
                         2004 to present; and Secretary     Compliance Officer from May 2005
                         from 2000 to present.              to present; and Vice President
                                                            of Compliance from August 2006
                                                            to present

                                                            PADCO ADVISORS II, INC.: Chief
                                                            Compliance Officer from May 2005
                                                            to present

                                                            RYDEX CAPITAL PARTNERS I, LLC:
                                                            Chief Compliance Officer from
                                                            August 2006 to April 2007 (no
                                                            longer exists)

                                                            RYDEX CAPITAL PARTNERS II, LLC:
                                                            Chief Compliance Officer from
                                                            August 2006 to April 2007 (no
                                                            longer exists)

                                                            RYDEX DISTRIBUTORS, INC.:
                                                            Director from January 2009 to
                                                            present

                                                            RYDEX FUND SERVICES, INC.: Vice
                                                            President from December 2001 to
                                                            August 2006

Joseph Arruda (43)       Assistant Treasurer from 2006 to   PADCO ADVISORS, INC.: Vice             164       Not Applicable
                         present.                           President from 2004 to present

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
     NAME, ADDRESS             POSITION(S) HELD WITH                                             OVERSEEN
      AND AGE OF           THE TRUST, TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)       BY TRUSTEE/     OTHER DIRECTORSHIPS
    TRUSTEE/OFFICER            LENGTH OF TIME SERVED               DURING PAST 5 YEARS          OFFICER**        HELD BY TRUSTEE
----------------------   --------------------------------   --------------------------------   -----------   -----------------------
                                                            RYDEX SPECIALIZED PRODUCTS, LLC:
                                                            Manager and Chief Financial
                                                            Officer from 2009 to present

Keith Fletcher (52)      Vice President from 2009 to        PADCO ADVISORS, INC.: Vice             164       Not Applicable
                         present                            President from May 2009 to
                                                            present

                                                            PADCO ADVISORS II, INC.: Vice
                                                            President from March 2009 to
                                                            present

                                                            RYDEX ADVISORY SERVICES, LLC:
                                                            Vice President from March 2009
                                                            to present

                                                            RYDEX SPECIALIZED PRODUCTS, LLC:
                                                            Vice President from March 2009
                                                            to present

                                                            RYDEX DISTRIBUTORS, INC.:
                                                            Director and Vice President from
                                                            2009 to present

                                                            RYDEX FUND SERVICES, INC.: Vice
                                                            President from March 2009 to
                                                            present

                                                            SECURITY GLOBAL INVESTORS, LLC:
                                                            Vice President from March 2009
                                                            to present

                                                            LYSTER WATSON AND COMPANY
                                                            (investment adviser): Managing
                                                            Director from 2007 to 2008

                                                            FLETCHER FINANCIAL GROUP, INC.:
                                                            Chief Executive Officer from
                                                            2004 to 2007

Amy Lee (48)             Vice President and Assistant       RYDEX DISTRIBUTORS, INC.:              164       Not Applicable
                         Secretary from 2009 to present     Secretary from September 2008 to
                                                            present; and Chief Compliance
                                                            Officer from September 2008 to
                                                            June 2009

                                                            SECURITY BENEFIT CORPORATION:
                                                            Vice President, Associate
                                                            General Counsel and Assistant
                                                            Secretary

                                                            SECURITY BENEFIT LIFE INSURANCE
                                                            COMPANY: Vice President,
                                                            Associate General Counsel and
                                                            Assistant Secretary from June
                                                            2004 to present

                                                            FIRST SECURITY BENEFIT LIFE AND
                                                            ANNUITY COMPANY OF NEW YORK:
                                                            Associate General Counsel from
                                                            June 2004 to present

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
     NAME, ADDRESS             POSITION(S) HELD WITH                                             OVERSEEN
      AND AGE OF           THE TRUST, TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)       BY TRUSTEE/     OTHER DIRECTORSHIPS
    TRUSTEE/OFFICER            LENGTH OF TIME SERVED               DURING PAST 5 YEARS          OFFICER**        HELD BY TRUSTEE
----------------------   --------------------------------   --------------------------------   -----------   -----------------------
                                                            SECURITY DISTRIBUTORS, INC.:
                                                            Secretary and Chief Compliance
                                                            Officer from December 2004 to
                                                            present

                                                            SECURITY FINANCIAL RESOURCES,
                                                            INC.: Secretary from April 2004
                                                            to present

                                                            SECURITY INVESTORS, LLC:
                                                            Secretary

                                                            SECURITY GLOBAL INVESTORS, LLC:
                                                            Secretary from May 2007 to
                                                            present

                                                            BRECEK & YOUNG ADVISORS:
                                                            Director from August 2005 to
                                                            October 2008 (entity was sold)

                                                            SECURITY BENEFIT GROUP, INC.:
                                                            Vice President, Assistant
                                                            General Counsel, and Assistant
                                                            Secretary from 2004 to
                                                            January 2005 (entity merged into
                                                            Security Benefit Corporation)



* Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Fund's Advisor.



** The "Fund Complex" consists of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:


     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs.

     Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times in the most recently completed fiscal year.



     GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board;
     (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees;
     (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.



     NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.



     INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management; to identify and request other information they may deem relevant to the performance of their duties; to question management and other service providers regarding material factors bearing on the management and administration of the Fund; and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.



     The Trust has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Advisor, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

The Trust has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 1993 and his prior experience working in the financial services industry. Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees since 1995. In addition to his experience as a Trustee for the Rydex Funds and his extensive institutional knowledge of the Rydex Funds complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Rydex Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee of the Rydex Funds.



The Trust has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of the Trust since 1995 and his extensive knowledge of the banking and financial services industry. Mr. Dalton also has served as a member and Chairman of the Audit Committee since 1997 and a member of the Nominating and Governance Committees since 1995. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Fund's investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.



The Trust has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of the Trust since 1997 and his experience as Chairman of the Board since 2006. Mr. Demaret also has served as a member of the Audit, Governance and Nominating Committees since 1997. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.



The Trust has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also has served as a member of the Audit, Governance and Nominating Committees since 2005. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Rydex Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Rydex Funds.



The Trust has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of the Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also has served as a member of the Audit, Governance and Nominating Committees since 2005. In addition to his experience as a Trustee for the Rydex Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to two open-end investment companies, since April 1995, and is the editor of ETF TRENDS, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.



The Trust has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1997. Mr. McCarville also has served as a member of the Audit Committee since 1997 and as the Chairman of the Governance and Nominating Committees since 1997. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.



The Trust has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of the Trust since 1993. Mr. Somers also has served as a member of the Audit Committee since 2003 and member of the Governance and Nominating Committees since 1995. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Rydex Trustee, Mr. Somers is very knowledgeable about the financial services industry.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the Trust's most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.


                                                                      AGGREGATE DOLLAR RANGE
                                                                      OF SHARES IN ALL RYDEX
                                                      DOLLAR RANGE       FUNDS OVERSEEN BY
       NAME                      FUND NAME           OF FUND SHARES          TRUSTEE*
---------------------   --------------------------   --------------   ----------------------
                                        INTERESTED TRUSTEES
Richard Goldman         Global Market Neutral Fund        None                None
                                        INDEPENDENT TRUSTEES
Corey A. Colehour       Global Market Neutral Fund        None          $50,001 - $100,000
J. Kenneth Dalton       Global Market Neutral Fund        None          $10,001 - $50,000
John O. Demaret         Global Market Neutral Fund        None            Over $100,000
Thomas F. Lydon, Jr.    Global Market Neutral Fund        None                 None
Werner E. Keller        Global Market Neutral Fund        None            Over $100,000
Patrick T. McCarville   Global Market Neutral Fund        None          $50,001 - $100,000
Roger J. Somers         Global Market Neutral Fund        None            Over $100,000


(1)  Information provided is as of December 31, 2009.

(2) Includes Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.


BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended March 31, 2009:

                                                 PENSION OR RETIREMENT     ESTIMATED        TOTAL
                                                    BENEFITS ACCRUED        ANNUAL       COMPENSATION
                        AGGREGATE COMPENSATION     AS PART OF TRUST'S    BENEFITS UPON   FROM FUND
   NAME OF TRUSTEE              FROM TRUST              EXPENSES           RETIREMENT      COMPLEX *
---------------------   ----------------------   ---------------------   -------------   ------------
INTERESTED TRUSTEES**
Michael P. Byrum               $      0                    $0                 $0           $      0
Carl G. Verboncoeur            $      0                    $0                 $0           $      0
INDEPENDENT TRUSTEES
Corey A. Colehour              $ 65,900                    $0                 $0           $122,500
J. Kenneth Dalton              $ 71,200                    $0                 $0           $132,500
John O. Demaret                $ 81,900                    $0                 $0           $152,500
Werner E. Keller               $ 65,900                    $0                 $0           $122,500
Thomas F. Lydon                $ 65,900                    $0                 $0           $122,500
Patrick T. McCarville          $ 68,400                    $0                 $0           $127,500
Roger J. Somers                $ 65,900                    $0                 $0           $122,500


* Represents total compensation for service as Trustee of the Trust, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.


** Messrs. Verboncoeur and Byrum are Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor. As officers of the Advisor, they do not receive compensation from the Trust.


CODES OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). In addition, SGI has adopted its own Code of Ethics (the "Sub-Advisor's Codes of Ethics") pursuant to Rule 17j-1, and the Sub-Advisor's Codes of Ethics apply to the personal investing activities of SGI's access persons. Rule 17j-1, the Code of Ethics, and the Sub-Advisor's Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics and the Sub-Advisor's Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics and the Sub-Advisor's Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor, in turn, has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to SGI subject to the Advisor's oversight.

The Sub-Advisor will vote such proxies in accordance with its proxy policy and procedures, which are included as Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to the Fund pursuant to an advisory contract with the Trust. PADCO Advisors, Inc. was incorporated in the State of Maryland on February 5, 1993. PADCO Advisors, Inc., together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor").


Rydex Holdings, LLC, the Advisor's parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.


Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Fund, in accordance with the investment objectives, policies and limitations of the Fund, and oversees the day-to-day operations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. Pursuant to the Advisory Agreement, the Fund pays the Advisor at an annual rate based on the average daily net assets for the Fund, as set forth below. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.


For the fiscal years ended March 31, 2007, 2008 and 2009, the Fund paid the following advisory fees to the Advisor:



                                                      ADVISORY FEES  ADVISORY FEES  ADVISORY FEES
                                                         PAID FOR       PAID FOR      PAID FOR
                            FUND INCEPTION  ADVISORY   FISCAL YEAR    FISCAL YEAR     FISCAL YEAR
FUND NAME                        DATE         FEE       ENDED 2007    ENDED 2008      ENDED 2009
---------                   --------------  --------  -------------  -------------  -------------
Global Market Neutral Fund     3/30/2009      1.20%         *             *             $488**


*    Not in operation for the period indicated.

**   From commencement of operations on March 30, 2009.

The Advisor monitors the performance, security holdings and investment management strategies of SGI and, when appropriate, evaluates any potential new assets managers for the Trust. The Advisor also ensures compliance with the Fund's investment policies and guidelines. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

After their initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE SUB-ADVISOR AND THE SUB-ADVISORY AGREEMENT

SECURITY GLOBAL INVESTORS LLC. Pursuant to an investment sub-advisory agreement dated March 6, 2009 between the Advisor and SGI (the "Sub-Advisory Agreement") SGI serves as investment sub-adviser to the Fund and is responsible for the day-to-day management of the Fund's portfolio. SGI, located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. SGI manages the day-to-day investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. SGI is a wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together "Security Benefit"). Security Benefit is an affiliate of the Advisor. Rydex Investments, the Advisor's parent company, together with several other Rydex entities, are wholly-owned by Security Benefit and, therefore, SGI is an affiliate of the Advisor. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

For its services as investment sub-adviser, SGI is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund's average daily net assets. In addition to providing sub-advisory services, SGI and its affiliates may provide shareholder and sales support services on behalf of the Fund.

After its initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund. The Advisor may terminate the Sub-Advisory Agreement (i) upon sixty (60) days' written notice to SGI (ii) upon breach by SGI of any representation or warranty contained in Section 6 of the Sub-Advisory Agreement, which shall not have been cured within twenty (20) days of SGI's receipt of written notice of such breach (iii) immediately upon written notice to SGI if SGI becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement. SGI may terminate the Sub-Advisory Agreement upon 120 days written notice to the Advisor and the Fund.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The Fund's portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

               REGISTERED INVESTMENT  OTHER POOLED INVESTMENT
                   COMPANIES(1)             VEHICLES(1)               OTHER ACCOUNTS(1)
             -----------------------  ------------------------  --------------------------
             NUMBER OF                 NUMBER OF                  NUMBER
   NAME      ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS  OF ACCOUNTS   TOTAL ASSETS
-----------  ---------  ------------  ----------  ------------  -----------  --------------
Mark Kress       6      $516 million      3        $22 million      5        $165 Million-$170 Million

Yon Perullo      6      $516 million      3        $22 million      4        $165 Million-$170 Million



(1)  Information provided is as of December 31, 2009.


CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his/her management of the Fund. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short term and long term incentive plan.

The Short Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the Company's success as determined by management.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. FUND SHARES OWNED BY PORTFOLIO MANAGERS. As of December 31, 2009, none of the portfolio managers "beneficially owned" shares of the Funds. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1933 Act.





THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The service fee contractual rate paid to the Servicer by the Fund is set forth in the table below.


For the fiscal years ended March 31, 2007, 2008 and 2009, the Fund paid the following service fees to the Servicer:



                                                   ADMINISTRATIVE SERVICE     ADMINISTRATIVE SERVICE
                                                 FEES PAID FOR FISCAL YEAR  FEES PAID FOR FISCAL YEAR  ADMINISTRATIVE SERVICE FEES
                                                           ENDED                     ENDED             PAID FOR FISCAL YEAR ENDED
FUND NAME                   FUND INCEPTION DATE             2007                      2008                        2009
---------                   -------------------  -------------------------  -------------------------  ---------------------------
Global Market Neutral Fund       3/30/2009                   *                         *                          $101**


*    Not in operation for the period indicated.

**   From commencement of operations on March 30, 2009.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Fund. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.


For the fiscal years ended March 31, 2007, 2008 and 2009, the Fund paid the following accounting service fees to the Servicer:



                                            ACCOUNTING SERVICE FEES PAID  ACCOUNTING SERVICE FEES PAID   ACCOUNTING SERVICE FEES
                                 FUND           FOR FISCAL YEAR ENDED         FOR FISCAL YEAR ENDED     PAID FOR FISCAL YEAR ENDED
FUND NAME                   INCEPTION DATE              2007                          2008                         2009
---------                   --------------  ----------------------------  ----------------------------  --------------------------
Global Market Neutral Fund    3/30/2009                   *                             *                          $41**


*    Not in operation for the period indicated.

**   From commencement of operations on March 30, 2009.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS -- The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (I.E., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund's prospectuses, and they do not change the price paid by investors for the purchase of the Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to intermediaries that provide services to the Fund and/or shareholders in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.


As of the date of this SAI, the Distributor and/or Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or Advisor pay the following fees, based on the assets invested in the Fund, for services provided to the Rydex Fund complex, including Rydex Funds and share classes of Rydex Funds not offered in this SAI:



                                                   PAYMENTS DURING
             FINANCIAL INTERMEDIARY               LAST FISCAL YEAR
             ----------------------               ----------------
Charles Schwab & Co., Inc. (Schwab)                  $2,581,646
National Financial Services LLC (NFS)                $3,195,305
Nationwide                                           $   19,009
E*Trade                                              $  113,308
Prudential Securities Inc./Wachovia Securities,
   LLC/Wells Fargo Investments LLC                   $  412,070
Citigroup Global Markets Inc.                        $  128,496

                                                   PAYMENTS DURING
             FINANCIAL INTERMEDIARY               LAST FISCAL YEAR
             ----------------------               ----------------
Merrill Lynch & Co, Inc.                             $  118,334
Pershing LLC                                         $  332,340
UBS Financial                                        $   99,137
TD Ameritrade                                        $  128,979
Morgan Stanley & Co., Incorporated                   $  104,391
Security Benefit Corporation                         $1,379,787
LPL Financial Corporation                            $  155,016
Ceros Financial Services, Inc.                       $  309,268
Raymond James Financial, Inc.                        $    2,046
Jefferson National Securities Corporation            $  122,721
Keyport                                              $    1,692
Keyport Benefit                                      $      146
GE Life                                              $    8,373
Lincoln Benefit                                      $    5,904
Sun Life                                             $      740
SAGE Life                                            $    1,477
Penn Mutual                                          $      592
Phoenix Life                                         $   13,776





The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Fund.


Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2010 the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Fund. Because, as of the date of this SAI, I-Class Shares are new, the Fund does not have any principal holders of securities to report.

A-CLASS SHARES


                                                            PERCENTAGE OF
NAME                                     ADDRESS              OWNERSHIP
----                           --------------------------   -------------
RYDEX ALTERNATIVE STRATEGIES   9601 BLACKWELL RD, STE 500
ALLOCATION FUND                ROCKVILLE, MD 20850              48.80%

RYDEX ALL-ASSET                9601 BLACKWELL RD, STE 500
AGGRESSIVE STRATEGY            ROCKVILLE, MD 20850              11.39%

RYDEX ALL-ASSET                9601 BLACKWELL RD, STE 500
MODERATE STRATEGY              ROCKVILLE, MD 20850              27.02%

                                                            PERCENTAGE OF
NAME                                     ADDRESS              OWNERSHIP
----                           --------------------------   -------------
RYDEX ALL-ASSET                9601 BLACKWELL RD, STE 500
CONSERVATIVE STRATEGY          ROCKVILLE, MD 20850              11.81%


C-CLASS SHARES


                                                              PERCENTAGE OF
NAME                                      ADDRESS               OWNERSHIP
----                           ----------------------------   -------------
THOMAS M QUAAL (RIRA)          SOUTH  MINNEAPOLIS, MN 55409       7.99%

MEARLINE E BERGLUND (RIRA)     BLOOMINGTON, MN 55431              6.48%

JEREMY GELLER (ROTH)           CHICAGO, IL 60602                  6.33%

JILL E FRANKE  OR
JACQUELINE R FRANKE            WEST FARMINGTON, MN 55024          5.99%

FIRST CLEARING, LLC            605 OCEAN DR                       8.19%
EVAN FLOREANI                  APT 11M
                               KEY BISCAYNE, FL 33149-2306

AMERICAN ENTERPRISE INV SVCS   707 2ND AVENUE SOUTH
                               MINNEAPOLIS, MN 55402              6.94%


H-CLASS SHARES


                                                            PERCENTAGE OF
NAME                                     ADDRESS              OWNERSHIP
----                           --------------------------   -------------
RYDEX VARIABLE TRUST           9601 BLACKWELL RD, STE 500
ALTERNATIVE STRATEGIES         ROCKVILLE, MD 20850              23.00%
ALLOCATION FUND

RYDEX VARIABLE TRUST ALL-      9601 BLACKWELL RD, STE 500
ASSET CONSERVATIVE STRATEGY    ROCKVILLE, MD 20850              14.25%

RYDEX VARIABLE TRUST ALL       9601 BLACKWELL RD, STE 500
ASSET AGGRESSIVE STRATEGY      ROCKVILLE, MD 20850              13.11%

RYDEX VARIABLE TRUST ALL-      9601 BLACKWELL RD, STE 500
ASSET MODERATE STRATEGY        ROCKVILLE, MD 20850              34.80%

CITIGROUP GLOBAL MARKETS INC.  333 WEST 34TH STREET
                               3RD FLOOR
                               NEW YORK, NEW YORK 10001          9.08%


DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating Net Asset Value." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Sub-Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Fund's pricing cycle.

The Fund will generally value the foreign securities in its portfolio at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Fund prices its shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Fund's assets. Under fair value pricing, the values assigned to the Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

OTC securities held by the Fund shall be valued at the NASDAQ Official Closing Price ("NOCP") on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to, at 10:45 a.m., Eastern Time, for the morning NAV, and at the close of the NYSE, usually 4:00 p.m., Eastern Time, for the afternoon NAV. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of foreign equity index and currency index swap agreements entered into by the Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Fund values the swap based on a quote provided by a dealer in accordance with the fund's pricing procedures. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS


A fund that qualifies as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to its shareholders. The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund:
(i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test"). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from "securities" for purposes of the 90% Test.


In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under

Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.


The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund's shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL CONSIDERATIONS APPLICABLE TO THE FUND

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.

It is also possible that the Fund's strategy of investing in foreign currency-related financial instruments might cause the Fund to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Fund invests are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Fund could result in the failure by the Fund to diversify its investments in a manner necessary to satisfy the Asset Test. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under "Regulated Investment Company Status."

In general, with respect to the Fund, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to the Fund.


Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.


The Fund may incur a liability for foreign withholding taxes as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of the Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by the Fund. The Fund will make such an election only if the Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in the Fund.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

OPTIONS TRANSACTIONS BY THE FUND

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.


The Fund has available to it a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.



The Fund, in its operations, also will utilize options on securities indices. Options on "broad based" securities indices are classified as "non-equity options" under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.



The trading strategies of the Fund involving non equity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes.

The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.


The Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Internal Revenue Code.


The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

With respect to investments in STRIPs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, SGI, principal underwriter, or any affiliated person of the Fund, the Advisor, SGI, or the principal underwriter.

Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor, SGI and other Service Providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of March 31, 2010, the Fund discloses portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

               INDIVIDUAL/ENTITY                FREQUENCY        TIME LAG
---------------------------------------------   ---------   ------------------
Morningstar                                      Monthly    1-10 calendar days
Lipper                                           Monthly    1-10 calendar days
Bloomberg                                        Monthly    1-10 calendar days
Thompson Financial                              Quarterly   1-10 calendar days
Standard & Poor's                               Quarterly   1-10 calendar days
Vickers Stock Research                          Quarterly   1-10 calendar days
Institutional Shareholder Services (formerly,
Investor Responsibility Research Center)          Weekly     1-5 business days

The Fund's Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, SGI, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to the Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydex-sgi.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm to the Trust and the Fund.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended March 31, 2009, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference into this SAI. Copies of the Fund's 2009 Annual Report to Shareholders and Semi-Annual Report for the period ended September 30, 2009 may be obtained by telephoning the transfer agent at 800.820.0888 or
301.296.5100 or by visiting www.rydex-sgi.com.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                         SECURITY GLOBAL INVESTORS, LLC

                             SECURITY INVESTORS, LLC

                           SECURITY FUNDS PROXY VOTING

                              POLICY AND PROCEDURES

                                  June 15, 2007

GENERAL POLICY

     As an investment adviser, the Firm must treat voting rights as to securities held in clients' portfolios in a manner that is in those clients' best interests.(1)

1.   COMPLIANCE PROCEDURES

     The Proxy Voting Guidelines, attached as Exhibit A to these Proxy Voting Policies and Procedures, set forth the guidelines that the Firm uses in voting specific proposals. However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Proxy Voting Guidelines, the reasons therefore shall be documented in writing. The manner in which specific proposals are to be voted, may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

     The Firm has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Firm of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Firm has indicated that a decision will be made on a case-by-case basis).

     Proposals which are either not addressed in the Proxy Voting Guidelines, or which are indicated to be voted case-by-case, are sent by the Service Provider to the Firm's compliance officer. If the compliance officer determines that there is no material conflict of interest, the proposal is forwarded to the applicable portfolio manager and is voted in accordance with his or her recommendation.(2) Proposals where it is determined that the Firm does have a material conflict of interest are handled as described in Section 2.

2.   MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

     The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm or its affiliates may also occasionally have

----------
(1) Note: only separate account clients and the Funds - and not investors in those Funds - are considered the Firm's clients.

(2) Any activity or function assigned to the Firm's compliance officer under these procedures may be performed by one or more associates reporting to the compliance officer.

     business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Determination of whether there is a material conflict of interest between the Firm and a client due to (a) the provision of services or products by the Firm or a Firm affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Firm or its affiliates and proponents of a proxy issue or (c) any other matter or thing, shall be made by the Firm's compliance officer. The compliance officer may consult with the Law Department regarding any potential conflict of interest.

     If a material conflict of interest is determined to exist, it may be resolved in any of the following ways:

     (a) Following the vote recommendation of an independent fiduciary appointed for that purpose.

     (b)  Voting pursuant to client direction.(3)

     (c)  Abstaining.

     (d) Disclosing the conflict to the client and obtaining their consent prior to voting.(4)

     (e) Voting according to a pre-determined policy as set forth in the Proxy Voting Guidelines.

     The method selected by the Firm to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

-    3. RESPONSIBILITY AND OVERSIGHT

     It is the responsibility of the Firm's compliance officer to monitor the proxy voting process. The compliance officer may designate an employee to carry out the day-to-day functions of tracking compliance with these Proxy Voting Policies and Procedures.

     Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client has delegated voting discretion to the Firm, the client must instruct its custodian bank to deliver all relevant voting material to the Firm.

-    4. UNDUE INFLUENCE

     If at any time any person involved in the Firm's proxy voting process is pressured or lobbied either by the Firm's personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to the Firm's compliance officer, or in his or her absence, to the Law Department. A determination will then be made regarding this information, keeping in mind the Firm's duty of loyalty and care to its clients.

-    5. RECORDKEEPING AND DISCLOSURE

     The Firm will maintain the following records relating to proxy votes cast under these policies and procedures:

     (a)  A copy of these policies and procedures.

----------
(3) With respect to an investment company client, the direction of the Fund's Board, or a committee thereof, will be deemed to be "client direction."

(4) With respect to an investment company client, it will be sufficient to disclose the conflict to the Fund's Board, or a committee thereof, and to obtain the consent of such Board or committee.

     (b) A copy of each proxy statement the Firm receives regarding client securities.

     (c)  A record of each vote cast by the Firm on behalf of a client.

     (d) A copy of any document created by the Firm's personnel that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

     (e) A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request (regardless of whether such client request was written or oral) for information on how the Firm voted proxies on behalf of the requesting client.

     The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Firm may rely on one or more third parties to make and retain the records referred to in items (b) and (c) above.

     The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, including the Proxy Voting Guidelines, upon written request. The Firm will make specific client information relating to proxy voting available to a client upon written request.

-    6. SPECIAL SITUATIONS

     In certain situations, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. Various accounts over which the Firm has proxy voting discretion participate in securities lending programs. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. Efforts to recall loaned securities are not always effective. However, the Firm reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

     SHARE BLOCKING. In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.

     LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY OR EXCESSIVE COSTS. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. The Firm's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.